As filed with the Securities and Exchange Commission on December 10, 2018
File No. 33-5852
File No. 811-4676

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 144	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 146	☒

HARBOR FUNDS
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor Funds 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	CHRISTOPHER P. HARVEY, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
□	on pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
☒	on March 1, 2018 pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus
March 1, 2019
International & Global Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
Harbor International Fund	HAINX	HNINX	HRINX	HIINX
Harbor Diversified International All Cap Fund	HAIDX	HNIDX	HRIDX	HIIDX
Harbor Overseas Fund	[_____]	[_____]	[_____]	[_____]
Harbor International Growth Fund	HAIGX	HNGFX	HRIGX	HIIGX
Harbor International Small Cap Fund	HAISX	HNISX	HRISX	HIISX
Harbor Global Leaders Fund	HGGAX	HNGIX	HRGAX	HGGIX
Harbor Emerging Markets Equity Fund	HAEMX	HNEMX	HREMX	HIEEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.
The Securities and Exchange Commission has not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Harbor International Fund

Fund Summary
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees[1]	x.xx	x.xx	x.xx	x.xx
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
1  The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies located principally in developed markets across Europe, Japan and Asia Pacific ex Japan.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■	High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■	Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■	Deploy capital effectively and efficiently
■	Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■	Operate in a monopolistic, oligopolistic or consolidating industry

1

Fund Summary
Harbor International Fund

■	Show improving or high and sustainable returns on invested capital
■	Generate attractive or improving free-cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, and the Pacific Basin and emerging markets. Marathon-London maintains an aggregate portfolio that is broadly regionally neutral relative to the benchmark index. However, the portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 350 and 450 companies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.

2

Fund Summary
Harbor International Fund

Performance
Effective August 22, 2018, Marathon-London became the Fund’s subadviser.  Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	26.67%	Q2 2009
Worst Quarter	-22.75%	Q3 2011

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Fund
Institutional Class Before Taxes	[___]%	[___]%	[___]%	[___]%	12-29-1987
After Taxes on Distributions	[___]%	[___]%	[___]%	N/A
After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	[___]%	N/A
Retirement Class* Before Taxes	[___]%	[___]%	[___]%	[___]%	03-01-2016
Administrative Class Before Taxes	[___]%	[___]%	[___]%	[___]%	11-01-2002
Investor Class Before Taxes	[___]%	[___]%	[___]%	[___]%	11-01-2002
Comparative Index (reflects no deduction for fees or expenses)
MSCI EAFE (ND)^	[___]%	[___]%	[___]%	[___]%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Marathon Asset Management LLP (“Marathon-London”) has subadvised the Fund since its inception in August 2018.

3

Fund Summary
Harbor International Fund

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated their own distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers with the exception of Messrs. Todd and Nickson who jointly manage their allocation to Japan. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Neil M. Ostrer
Marathon Asset Management LLP
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Charles Carter
Marathon Asset Management LLP
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Nick Longhurst
Marathon Asset Management LLP
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: JAPAN
William J. Arah
Marathon Asset Management LLP
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Simon Somerville
Marathon Asset Management LLP
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Simon Todd, CFA
Marathon Asset Management LLP
Mr. Todd is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Michael Nickson, CFA
Marathon Asset Management LLP
Mr. Nickson is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: ASIA PACIFIC EX JAPAN
Michael Godfrey, CFA
Marathon Asset Management LLP
Mr. Godfrey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
David Cull, CFA
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

4

Fund Summary
Harbor International Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

5

Harbor Diversified International All Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Fee Waiver and Expense Reimbursement[1]	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.80%	0.72%	1.05%	1.17%
1  The Adviser has contractually agreed to waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense (if any), are limited to 0.80%, 0.72%, 1.05%, and 1.17% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively, through February 29, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies, including those located in emerging market countries.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■	High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■	Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■	Deploy capital effectively and efficiently
■	Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■	Operate in a monopolistic, oligopolistic or consolidating industry
■	Show improving or high and sustainable returns on invested capital
■	Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin and emerging markets, and North America. All of the portfolio managers employ the capital cycle approach

6

Fund Summary
Harbor Diversified International All Cap Fund

to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the four regions are then combined into the Fund’s overall portfolio. This results in a portfolio that generally maintains investments in between 450 and 550 companies. While inherently diversified, a bias towards smaller and mid cap businesses in niche industries, coupled with a particularly long holding period, result in a portfolio that is significantly differentiated from the Fund’s benchmark index.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares

7

Fund Summary
Harbor Diversified International All Cap Fund

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.79%	Q1 2017
Worst Quarter	-2.46%	Q1 2016

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Diversified International All Cap Fund
Institutional Class Before Taxes	[___]%	N/A	N/A	[___]%	11-02-2015
After Taxes on Distributions	[___]%	N/A	N/A	[___]%
After Taxes on Distributions and Sale of Fund Shares	[___]%	N/A	N/A	[___]%
Retirement Class* Before Taxes	[___]%	N/A	N/A	[___]%	03-01-2016
Administrative Class Before Taxes	[___]%	N/A	N/A	[___]%	11-02-2015
Investor Class Before Taxes	[___]%	N/A	N/A	[___]%	11-02-2015
Comparative Index (reflects no deduction for fees or expenses)
MSCI All Country World Ex. U.S. (ND)^	[___]%	N/A	N/A	[___]%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Marathon Asset Management LLP (“Marathon-London”) has subadvised the Fund since its inception in its inception in 2015.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated their own distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers with the exception of Messrs. Todd and Nickson who jointly manage their allocation to Japan. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Neil M. Ostrer
Marathon Asset Management LLP
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.
Charles Carter
Marathon Asset Management LLP
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
Nick Longhurst
Marathon Asset Management LLP
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: JAPAN
William J. Arah
Marathon Asset Management LLP
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2015.
Simon Somerville
Marathon Asset Management LLP
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2016.
Simon Todd, CFA
Marathon Asset Management LLP
Mr. Todd is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Michael Nickson, CFA
Marathon Asset Management LLP
Mr. Nickson is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: ASIA PACIFIC EX JAPAN
Michael Godfrey, CFA
Marathon Asset Management LLP
Mr. Godfrey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
David Cull, CFA
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.
REGIONAL FOCUS: NORTH AMERICA
Robert Anstey, CFA
Marathon Asset Management LLP
Mr. Anstey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2015.

8

Fund Summary
Harbor Diversified International All Cap Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

9

Harbor Overseas Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Fee Waiver and Expense Reimbursement[1]	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1]	0.85%	0.77%	1.10%	1.22%
1  The Adviser has contractually agreed to waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense (if any), are limited to 0.85%, 0.77%, 1.10%, and 1.22% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively, through February 29, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
2  Based on estimated amounts for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
Institutional	[_____]	[_____]
Retirement	[_____]	[_____]
Administrative	[_____]	[_____]
Investor	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund commenced operations on March 1, 2019 and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of non-U.S. equity securities. The Fund invests primarily in the stocks of foreign companies located in developed markets, but it may also invest up to 15% of its assets in the securities of companies located in emerging markets. The Fund invests in stocks across the market capitalization spectrum.
The Subadviser manages the Fund using an active, quantitative investment strategy. In selecting investments for the Fund, the Subadviser forecasts expected returns for global equity markets and individual securities using a range of quantitative factors, including:
■	Valuation
■	Earnings
■	Quality
■	Price patterns
■	Economic data
■	Risk
The Subadviser emphasizes those factors that it believes to have proven most effective in predicting returns.
In constructing the Fund’s portfolio, the Subadviser considers the company, country, and industry weightings of the Fund’s benchmark index, the MSCI EAFE Index, as well as the portfolio’s level of risk, estimated transaction costs, liquidity, and other considerations. In making buy and sell decisions, the Subadviser analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire universe of companies.
The Subadviser purchases securities that in its view have higher risk-adjusted expected returns and sells securities that in its view have lower risk-adjusted expected returns, provided that the costs of implementing the purchases and sales of such securities do not exceed the expected value added to the portfolio of such investment decisions, as determined by the Subadviser. Throughout this process, the Subadviser utilizes proprietary quantitative models to make its assessments and, except in very limited circumstances, follows the output of those models when making buy and sell decisions for the Fund’s portfolio.
The equity securities in which the Fund invests include common stocks as well as preferred securities and securities issued by Real Estate Investment Trusts (REITs). The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and other similar depositary receipts, which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.

10

Fund Summary
Harbor Overseas Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Equity Risk: The values of equity or equity-related securities, such as preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. Even in the absence of flaws, a model may not perform as anticipated.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

11

Fund Summary
Harbor Overseas Fund

Subadviser
Acadian Asset Management LLC (“Acadian”) has subadvised the Fund since its inception in its inception in 2019.
Portfolio Managers
Brendan O. Bradley, Ph.D. Acadian Asset Management LLC
Mr. Bradley is a Senior Vice President and Chief Investment Officer at Acadian and has managed the Fund since its inception in 2019.
Ryan D. Taliaferro, Ph.D. Acadian Asset Management LLC
Mr. Taliaferro is a Senior Vice President and Director of Equity Strategies at Acadian and has managed the Fund since its inception in 2019.
Harry Gakidis, Ph.D. Acadian Asset Management LLC
Mr. Gakidis is a Senior Vice President and Lead Portfolio Manager for Core Strategies at Acadian and has managed the Fund since its inception in 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

12

Harbor International Growth Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in equity securities, including common and preferred stocks, of foreign companies that the Subadviser believes will experience growth and benefit from sustainable competitive advantages in their markets. The Fund may invest in companies of any size located in, or economically tied to, any country or region outside of the United States, including developed foreign and emerging markets. The Fund normally invests in at least three different countries outside of the United States.
The Subadviser primarily uses proprietary, fundamental research to seek to identify companies for investment that can exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins and returns on invested capital. The Subadviser normally evaluates these characteristics over a three- to five-year time horizon.
When evaluating individual companies for investment, the Subadviser normally focuses on the following:
■	Opportunity: The Subadviser looks for companies that have identifiable and sustainable competitive advantages, which will enable the company to achieve above average growth rates. These competitive advantages include the degree to which there are barriers to entry in the market, the uniqueness of the company’s product offerings, any enduring cost or technology advantages and the loyalty of the company’s customers.
■	Execution: The Subadviser looks for companies that have management teams that are capable of capitalizing on the opportunities available to them. This analysis involves an assessment of the strength of the company’s financial position, including its ability to fund growth opportunities internally through sufficiently attractive profit margins, and an assessment of the management team’s actions, including how management chooses to put excess capital to work through reinvestment or acquisitions.
■	Valuation: After assessing the growth opportunity and management team at each company being evaluated, the Subadviser then compares the current stock price with the Subadviser’s view of the value of the company’s future growth potential. The Subadviser seeks to invest in companies which appear to be undervalued on this basis.
The Subadviser may, from time to time and at its discretion, seek to hedge the value of a portion of the Fund’s foreign currency exposure to attempt to preserve the value of the Fund’s investments in U.S. dollar terms. However, the Subadviser does not normally expect to hedge the Fund’s foreign currency exposure.
The Subadviser may sell or reduce the Fund’s investment in a portfolio security if the Subadviser detects a material diminution to either the company’s growth opportunity or in the level of confidence the Subadviser has in company management’s ability to exploit that opportunity. This may occur as a result of a new technological or competitive threat to the company or industry or an unexpected change in strategic direction from company management. The Subadviser also regularly considers the company’s valuation, and whether the current stock price has risen to a level that better reflects the Subadviser’s view of the company’s future growth potential. However, the Subadviser does not normally trade based upon short-term price movements, as it considers such moves to be poor predictors of long-term results.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively

13

Fund Summary
Harbor International Growth Fund

unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective May 21, 2013, Baillie Gifford Overseas Limited became the Fund’s subadviser. Performance data prior to that date is not attributable to Baillie Gifford.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	25.91%	Q2 2009
Worst Quarter	-26.40%	Q4 2008

14

Fund Summary
Harbor International Growth Fund

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Growth Fund
Institutional Class Before Taxes	[___]%	[___]%	[___]%	[___]%	11-01-1993
After Taxes on Distributions	[___]%	[___]%	[___]%	N/A
After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	[___]%	N/A
Retirement Class* Before Taxes	[___]%	[___]%	[___]%	[___]%	03-01-2016
Administrative Class Before Taxes	[___]%	[___]%	[___]%	[___]%	11-01-2002
Investor Class Before Taxes	[___]%	[___]%	[___]%	[___]%	11-01-2002
Comparative Index (reflects no deduction for fees or expenses)
MSCI All Country World Ex. U.S. (ND)^	[___]%	[___]%	[___]%	N/A ^^
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
^^	Since Inception return not available since the index has not been in existence as long as the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Baillie Gifford Overseas Limited (“Baillie Gifford”) has subadvised the Fund since its inception in May 2013.

Portfolio Managers
Gerard Callahan Baillie Gifford Overseas Limited
Mr. Callahan is a Portfolio Manager and Chair of the International Focus Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013.
Iain Campbell Baillie Gifford Overseas Limited
Mr. Campbell is a Portfolio Manager and member of the International Focus Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013.
Joe Faraday, CFA Baillie Gifford Overseas Limited
Mr. Faraday is a Portfolio Manager and member of the International Focus Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2013.
Moritz Sitte, CFA Baillie Gifford Overseas Limited
Mr. Sitte is a Portfolio Manager and member of the International Focus Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2014.
Sophie Earnshaw, CFA Baillie Gifford Overseas Limited
Ms. Earnshaw is a Portfolio Manager and member of the International Focus Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2014.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com

15

Fund Summary
Harbor International Growth Fund

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

16

Harbor International Small Cap Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of foreign companies. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small cap companies. The Fund defines small cap companies as those with market capitalizations that fall within the range of the MSCI EAFE (Europe, Australasia and Far East) Small Cap (ND) Index (“Index”), provided that if the upper end of that range falls below $5 billion, the Fund will continue to define those companies with market capitalization between the upper end of the range of the Index and $5 billion as small cap companies. [Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization.] As of December 31, 2018, the range of the Index was $[__] million to $[__] billion, but it is expected to change frequently.
The Subadviser’s investment strategy focuses on identifying companies that have unrecognized earnings growth, such as where earnings growth prospects are better than market expectations or where current earnings growth is not fully reflected in the stock price. The Subadviser first employs a range of quantitative and qualitative screens and research to create an investment universe of approximately 400 companies. The Subadviser then uses fundamental, bottom-up research to evaluate, and ultimately score, those companies in three primary areas: quality, growth and valuation. In scoring individual stocks for potential investment, the Subadviser considers the degree to which the company appears to possess some or all of the following characteristics across those three primary areas:
■	A quality business franchise with a competitive advantage, efficiency in operations and/or stability
■	Competent company management committed to the business and aligned with shareholder interests
■	A stable balance sheet
■	Earnings growth over recent periods, such as the past three years and/or the past 12 months
■	Prospects for earnings growth over the next five years that are better than the market consensus
■	Reasonable company valuation indicating a strong upside potential in the stock price over the next 9 to 12 months
Up to 20% of the Fund’s total assets may be invested in emerging market companies, which the Fund defines as those countries included in the MSCI Emerging Markets Index, which currently includes countries located in the Americas, Europe, Middle East, Africa and Asia. Under normal market conditions, the Fund expects to maintain investments in a diversified portfolio of between approximately 80 and 110 stocks, with no one individual holding normally representing more than 3% of the Fund’s total assets. The Subadviser may sell a portfolio holding when the Subadviser believes the company’s earnings growth prospects have been fully reflected in the stock price, the perceived catalyst needed for the market to recognize the earnings growth prospects has disappeared or is expected to take too long to materialize, a significantly more attractive investment idea is identified, or the stock’s scoring by the Subadviser in terms of growth, quality and valuation declines materially.

17

Fund Summary
Harbor International Small Cap Fund

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect.
The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	10.69%	Q2 2017
Worst Quarter	5.77%	Q4 2017

18

Fund Summary
Harbor International Small Cap Fund

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Small Cap Fund
Institutional Class Before Taxes	[___]%	N/A	N/A	[___]%	02-01-2016
After Taxes on Distributions	[___]%	N/A	N/A	[___]%
After Taxes on Distributions and Sale of Fund Shares	[___]%	N/A	N/A	[___]%
Retirement Class Before Taxes	[___]%	N/A	N/A	[___]%	02-01-2016
Administrative Class Before Taxes	[___]%	N/A	N/A	[___]%	02-01-2016
Investor Class Before Taxes	[___]%	N/A	N/A	[___]%	02-01-2016
Comparative Index (reflects no deduction for fees or expenses)
MSCI EAFE Small Cap (ND)^	[___]%	N/A	N/A	[___]%
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Baring International Investment Limited (“Barings”) has subadvised the Fund since its inception in its inception in 2016.
Portfolio Managers
Nicholas M. Williams Baring International Investment Limited
Mr. Williams is a Portfolio Manager and Head of the Small Cap Equity Team at Barings and has co-managed the Fund since its inception in 2016.
Colin C. Riddles Baring International Investment Limited
Mr. Riddles is a Portfolio Manager at Barings and has co-managed the Fund since its inception in 2016.
Rosemary C. Simmonds, CFA Baring International Investment Limited
Ms. Simmonds is a Portfolio Manager at Barings and has co-managed the Fund since its inception in 2016.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

19

Fund Summary
Harbor International Small Cap Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

20

Harbor Global Leaders Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%. The portfolio turnover rate of the Fund going forward is expected to be below 50%.
Principal Investment Strategy
The Fund invests primarily in the equity securities of companies located anywhere in the world, including in developed and emerging markets. Under normal market conditions, the Fund expects to invest in at least three countries, including the United States, and invest at least 40% of its assets in foreign companies.
The Fund may invest in companies at any stage of their growth lifecycles but will focus on companies that the Subadviser believes are capable of generating sustainable, above-average, and relatively stable rates of earnings per share growth and strong free cash flows. The Subadviser seeks investment opportunities in companies that the Subadviser believes are leaders in their country, industry, or globally in terms of products, services, or execution. While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalization companies. As such, the Fund will generally not invest in companies with a market capitalization of less than $2 billion at the time of acquisition, and its total median market capitalization will typically be significantly greater than that of the MSCI All Country World Index, the Fund’s benchmark (“Index”).
In selecting securities for the Fund, the Subadviser utilizes a fundamental, bottom-up, business-focused research approach. The Subadviser seeks to identify growing businesses that meet the following six investment criteria:
■	Sustainable above-average earnings growth;
■	Leadership position in a promising business space;
■	Significant competitive advantages;
■	Clear mission and value-added focus;
■	Financial strength; and
■	Rational valuation relative to the market and business prospects.
Companies that the Subadviser determines may meet all six investment criteria are then analyzed with in-depth qualitative and quantitative research, including competitive analysis and proprietary financial modeling.
The investment process generally results in a portfolio of 30-50 companies and, from time to time, may result in more substantial investments in particular sectors. Sector allocations are the outcome of the Subadviser’s bottom-up investment process. From time to time, the Fund may have significant investments in one or more countries. The Fund may invest up to the greater of 30% of its assets or three times the emerging markets component of the Index, in securities of companies located in emerging markets. As of December 31, 2018, the emerging markets component of the Index was [___]% of the total index.
The Fund intends to hold securities for the longer term, generally three to five years. The Subadviser may sell or trim back a particular holding as a result of the Subadviser’s identification of an issue that negatively impacts the Subadviser’s assessment of one or more of the six investment criteria discussed above that the Subadviser believes cannot be resolved within an acceptable time frame. The Subadviser may also sell a holding if it believes the security has become materially overvalued relative to its underlying business, for risk management purposes, and/or if a more attractive investment opportunity is identified.
The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may also purchase American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs and, together with ADRs and EDRs, “Depositary Receipts”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
The Fund may [use foreign exchange spot contracts and foreign exchange forwards to] seek to hedge currency exposure. [A foreign exchange spot contract is an agreement to buy or sell a specific currency for immediate delivery (i.e., “on the spot”) as opposed to a set date in the future.] The Fund may also invest in market

21

Fund Summary
Harbor Global Leaders Fund

access products, such as low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), to seek to gain economic exposure to markets where holding an underlying local security is not feasible or economical. A “market access product” is a derivative security that provides market exposure to an underlying foreign issuer.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Equity Risk: The values of equity or equity-related securities, such as preferred stocks, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: The Fund invests primarily in securities of foreign issuers. As a result, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Participatory Notes Risk: The return on a participatory note (“P-note”) is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through

22

Fund Summary
Harbor Global Leaders Fund

less advantageous or indirect investments or forgo the investment at the time.
Warrants Risk: Warrants are rights to purchase securities at specific prices valid for a specific period of time.  While low exercise price warrants (“LEPWs”) seek to track the value of the underlying security, their prices will not necessarily move in parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights to the assets of the issuer of the underlying security.  Warrants are also subject to counterparty risk since the Fund is relying on the creditworthiness of the financial institution issuing the warrant to meet its obligations under the terms of the warrant.
Performance
Effective March 1, 2017, Sands Capital Management, LLC became the Fund’s subadviser.  Performance prior to that date is not attributable to Sands Capital.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	21.97%	Q1 2012
Worst Quarter	-21.13%	Q3 2011

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Global Leaders Fund
Institutional Class Before Taxes	[___]%	[___]%	N/A	[___]%	03-01-2009
After Taxes on Distributions	[___]%	[___]%	N/A	[___]%
After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	N/A	[___]%
Retirement Class* Before Taxes	[___]%	[___]%	N/A	[___]%	03-01-2016
Administrative Class Before Taxes	[___]%	[___]%	N/A	[___]%	03-01-2009
Investor Class Before Taxes	[___]%	[___]%	N/A	[___]%	03-01-2009
Comparative Index (reflects no deduction for fees or expenses)
MSCI All Country World (ND)^	[___]%	[___]%	N/A	[___]%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Sands Capital Management, LLC (“Sands Capital”) has subadvised the Fund since its inception in March 1, 2017.

23

Fund Summary
Harbor Global Leaders Fund

Portfolio Manager
Sunil H. Thakor, CFA Sands Capital Management, LLC
Mr. Thakor, CFA is a Senior Portfolio Manager, Research Analyst and Executive Managing Director at Sands Capital and has managed the Fund since 2017.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

24

Harbor Emerging Markets Equity Fund

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	x.xx	x.xx	x.xx	x.xx
Total Annual Fund Operating Expenses	x.xx	x.xx	x.xx	x.xx
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	[_____]	[_____]	[_____]	[_____]
Retirement	[_____]	[_____]	[_____]	[_____]
Administrative	[_____]	[_____]	[_____]	[_____]
Investor	[_____]	[_____]	[_____]	[_____]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was [___]%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies. The Fund invests in the securities of companies that the Subadviser believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital.
Emerging market companies are considered to be those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. Emerging market countries primarily include those countries that comprise the MSCI Emerging Markets (ND) Index but may include other countries with similar characteristics. As of September 28, 2018, the MSCI Emerging Markets (ND) Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Subadviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Subadviser normally looks for:
■	Sound management
■	Quality business model
■	Positive cash flow generation
■	Strong market position
■	Industry growth potential
■	Sustainable advantages
■	Stock trading at a significant discount to intrinsic value
In constructing the overall portfolio of investments for the Fund, the Subadviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Subadviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels.
The Subadviser may sell or reduce the Fund’s investment in a portfolio security if the Subadviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Emerging Market Risk: Because the Fund invests primarily in securities of emerging market issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign

25

Fund Summary
Harbor Emerging Markets Equity Fund

securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in emerging market issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Value Style Risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.61%	Q1 2017
Worst Quarter	-20.50%	Q3 2015

26

Fund Summary
Harbor Emerging Markets Equity Fund

Average Annual Total Returns — As of December 31, 2018
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Emerging Markets Equity Fund
Institutional Class Before Taxes	[___]%	[___]%	N/A	[___]%	11-01-2013
After Taxes on Distributions	[___]%	[___]%	N/A	[___]%
After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	N/A	[___]%
Retirement Class* Before Taxes	[___]%	[___]%	N/A	[___]%	03-01-2016
Administrative Class Before Taxes	[___]%	[___]%	N/A	[___]%	11-01-2013
Investor Class Before Taxes	[___]%	[___]%	N/A	[___]%	11-01-2013
Comparative Index (reflects no deduction for fees or expenses)
MSCI Emerging Markets (ND)^	[___]%	[___]%	N/A	[___]%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Oaktree Capital Management, L.P. (“Oaktree”) has subadvised the Fund since its inception in its inception in 2013.

Portfolio Managers
Frank J. Carroll Oaktree Capital Management, L.P.
Mr. Carroll is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Timothy D. Jensen Oaktree Capital Management, L.P.
Mr. Jensen is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$50,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

27

Fund Summary
Harbor Emerging Markets Equity Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

28

Additional Information about the Funds’ Investments

Investment Objectives
Harbor Funds’ Board of Trustees (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval.

Investment Policies
Each of Harbor International Small Cap Fund’s and Harbor Emerging Markets Equity Fund’s 80% investment policy may be changed by the Fund upon 60 days’ advance notice to the shareholders.

Equity Securities
Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, security futures, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. Equity investments also may include investments in initial public offerings or secondary offerings.

Non-Principal Investments
Derivative Instruments
Each Fund may use derivatives for any of the following purposes:
■	To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing stock market prices or currency exchange rates.
■	As a substitute for purchasing or selling securities or foreign currencies.
■	In non-hedging situations, to attempt to profit from anticipated market developments.
In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. If a Fund invests in a derivative instrument, it seeks to manage its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
MARKET ACCESS PRODUCTS
A market access product is a derivative security that provides market exposure to an underlying foreign issuer. Examples of market access products are low exercise price warrants (“LEPWs”) and participatory notes (“P-Notes”), both of which allow the holder to gain exposure to issuers in certain emerging market countries. A LEPW entitles the holder to purchase a security with an exercise price significantly below the market price of the underlying security. Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it. P-Notes are derivatives that are generally traded over the counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets.

Temporary Positions
In response to extraordinary market, economic or political conditions or other unusual or abnormal circumstances, each Fund may depart from its principal investment strategies by taking large temporary investment positions in cash or investment-grade debt securities.
The Funds may invest without limit in equity securities of U.S. issuers and investment-grade notes and bonds.
If a Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.
29

Additional Information about the Funds’ Investments

Portfolio Turnover
Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although the higher turnover rate results in higher transaction costs and other expenses for a Fund, each Subadviser believes that the portfolio transactions are in the best interests of shareholders.

Operational Risks
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While the Funds seeks to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.
30

The Adviser and Subadvisers

The Adviser
Harbor Capital Advisors, Inc. (the “Adviser”) is the investment adviser to Harbor Funds. The Adviser, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor Funds and the pension plans managed by the Adviser were approximately $[___] billion as of December 31, 2018.
The Adviser employs a “manager-of-managers” approach in selecting and overseeing Subadvisers responsible for the day-to-day management of the assets of the Harbor funds. Subject to the approval of the Board of Trustees, the Adviser establishes, and may modify whenever deemed appropriate, the investment strategies of each Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers. The Adviser evaluates and allocates each Fund’s assets to one or more Subadvisers.
The Adviser also:
■	Seeks to ensure quality control in each Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
■	Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadviser should be retained or changed.
■	Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Adviser have been granted an order from the Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to the approval of the Board of Trustees, to select Subadvisers not affiliated with the Adviser to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisers, all without obtaining shareholder approval.
In addition to its investment management services, the Adviser administers Harbor Funds’ business affairs. For the year ended October 31, 2017, as shown in the table, each Fund paid the Adviser an advisory fee for these services. The Adviser has agreed to contractually reduce its advisory fee and/or limit the total operating expenses, not including interest expense (if any), of each Fund until February 28, 2019, as disclosed in each Fund’s “Fund Summary” section. The Adviser pays a subadvisory fee to each Subadviser out of its own assets. The Funds are not responsible for paying any portion of the subadvisory fee to a Subadviser.
Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor International Fund	[_____]%
Up to $12 billion		0.75% [a]
In excess of $12 billion		0.65 [a]
Harbor Diversified International All Cap Fund	[_____]%	0.75
Harbor Overseas Fund	N/A [1]	0.75
Harbor International Growth Fund	[_____]%	0.75
Harbor International Small Cap Fund	[_____]%	0.85
Harbor Global Leaders Fund	[_____]%	0.75
Harbor Emerging Markets Equity Fund	[_____]%	0.95
[a]	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
[1]	Commenced operations March 1, 2019.
A discussion of the factors considered by the Board of Trustees when approving the investment advisory and investment subadvisory agreements of the Funds is (or will be) available in Harbor Funds’ most recent semi-annual report to shareholders (for the 6-month period ended April 30). A discussion of the factors considered by the Board of Trustees with respect to the subadvisory agreements for Harbor International Fund and Harbor Diversified International All Cap Fund is available in the Funds' annual report to shareholders dated October 31, 2018.
31

The Adviser and Subadvisers

The Subadvisers and Portfolio Managers
Each Fund’s investments are selected by a Subadviser that is not affiliated with the Adviser. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds. For those Subadvisers that utilize an investment committee to make investment decisions for a Fund, additional information about the operation of the investment committee is set forth below.
Harbor International Fund
Marathon Asset Management LLP (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor International Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs a team approach, in which each portfolio manager is allocated their own distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers with the exception of Messrs. Todd and Nickson who jointly manage their allocation to Japan. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Neil M. Ostrer Since 2018	Mr.Ostrer co-founded Marathon-London in 1986. Prior to that he worked at Carnegie International as a Director of International Sales. Mr. Ostrer began his investment career at G.T. Management, where he began managing the G.T. European Unit Trust before he was appointed Director, G.T. Management UK. Mr. Ostrer began his investment career in 1981.
	Charles Carter Since 2018	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst Since 2018	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
Japan	William J. Arah Since 2018	Mr. Arah co-founded Marathon-London in 1986 and has managed assets at Marathon-London since 1987. Previously, he was employed at Rowe and Pitman and at Goldman Sachs based in Tokyo. Mr. Arah began his investment career in 1982.
	Simon Somerville Since 2018	Mr. Somerville joined Marathon-London in 2016 and is a Japan Equity Portfolio Manager. Previously, he worked for Jupiter Asset Management as Strategy Head, Head of Pan Asian Equities and Co-Head of Asian Equities. Prior to that he worked for Cazenove Fund Management as Head of Global and Japan Equities. Mr. Somerville began his investment career in 1990.
	Simon Todd, CFA Since 2018	Mr. Todd joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Previously, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Todd began his investment career in 1997.
	Michael Nickson, CFA Since 2018	Mr. Nickson joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Prior to joining Marathon-London, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Nickson began his investment career in 2003.
32

The Adviser and Subadvisers

Harbor International Fund — continued
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Asia Pacific ex Japan	Michael Godfrey, CFA Since 2018	Mr. Godfrey joined Marathon-London in 2012 and covers the Asia Pacific ex-Japan and Emerging Markets for the Global, International, and Pacific Basin strategies. Prior to joining Marathon-London Mr. Godfrey was Co-Manager of M&G Investments. Prior to joining M&G Investments, he worked for Shell Pensions Management Services as an Assistant Portfolio Manager and then Portfolio Manager. Prior to this, he worked for Westpac Investment Management as a Portfolio Manager. Mr. Godfrey began his investment career in 1998.
	David Cull, CFA Since 2018	Mr. Cull joined Marathon-London in 2012 and is a Portfolio Manager covering Asia Pacific ex Japan and Emerging Markets. Prior to joining Marathon-London, he worked at M&G Investments where he was a Global Equity Analyst. Mr. Cull began his investment career in 2006.

Harbor Diversified International All Cap Fund
Marathon Asset Management LLP (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor Diversified International All Cap Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs a team approach, in which the investment team is organized along regional lines and each portfolio manager is allocated his own distinct portion of assets within the Fund’s portfolio to manage independently of the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the regional allocation.
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Neil M. Ostrer Since 2015	Mr.Ostrer co-founded Marathon-London in 1986. Prior to that he worked at Carnegie International as a Director of International Sales. Mr. Ostrer began his investment career at G.T. Management, where he began managing the G.T. European Unit Trust before he was appointed Director, G.T. Management UK. Mr. Ostrer began his investment career in 1981.
	Charles Carter Since 2015	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst Since 2015	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
33

The Adviser and Subadvisers

Harbor Diversified International All Cap Fund — continued
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Japan	William J. Arah Since 2015	Mr. Arah co-founded Marathon-London in 1986 and has managed assets at Marathon-London since 1987. Previously, he was employed at Rowe and Pitman and at Goldman Sachs based in Tokyo. Mr. Arah began his investment career in 1982.
	Simon Somerville Since 2016	Mr. Somerville joined Marathon-London in 2016 and is a Japan Equity Portfolio Manager. Previously, he worked for Jupiter Asset Management as Strategy Head, Head of Pan Asian Equities and Co-Head of Asian Equities. Prior to that he worked for Cazenove Fund Management as Head of Global and Japan Equities. Mr. Somerville began his investment career in 1990.
	Simon Todd, CFA Since 2018	Mr. Todd joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Previously, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Todd began his investment career in 1997.
	Michael Nickson, CFA Since 2018	Mr. Nickson joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Prior to joining Marathon-London, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Nickson began his investment career in 2003.
Asia Pacific ex Japan	Michael Godfrey, CFA Since 2015	Mr. Godfrey joined Marathon-London in 2012 and covers the Asia Pacific ex-Japan and Emerging Markets for the Global, International, and Pacific Basin strategies. Prior to joining Marathon-London Mr. Godfrey was Co-Manager of M&G Investments. Prior to joining M&G Investments, he worked for Shell Pensions Management Services as an Assistant Portfolio Manager and then Portfolio Manager. Prior to this, he worked for Westpac Investment Management as a Portfolio Manager. Mr. Godfrey began his investment career in 1998.
	David Cull, CFA Since 2015	Mr. Cull joined Marathon-London in 2012 and is a Portfolio Manager covering Asia Pacific ex Japan and Emerging Markets. Prior to joining Marathon-London, he worked at M&G Investments where he was a Global Equity Analyst. Mr. Cull began his investment career in 2006.
North America	Robert Anstey, CFA Since 2015	Mr. Anstey joined Marathon-London in 2014 and is a North American Equity Portfolio Manager. Previously, he was Head of U.S. Equities at Hermes Fund Managers Ltd. Prior to that he worked at Bear Stearns as the U.S. Equity Sales Director as well as on the U.S. Equity Sales team at private bank Brown Brothers Harriman. Mr. Anstey began his investment career in 1994.
34

The Adviser and Subadvisers

Harbor Overseas Fund
Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston, MA 02110, serves as Subadviser to Harbor Overseas Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Brendan O. Bradley, Ph.D.	2019	Mr. Bradley joined Acadian in 2004 and is a Senior Vice President and Chief Investment Officer. Mr. Bradley has served as Acadian’s Director of Portfolio Management, overseeing portfolio management policy and was also previously the Director of Acadian’s Managed Volatility Strategies. He is a member of the Acadian Executive Committee. Prior to Acadian, Mr. Bradley was a Vice President at Upstream Technologies, where he designed and implemented investment management systems and worked with asset managers to help them enhance and implement their investment goals. His professional background also includes work as a Research Analyst and Consultant at Samuelson Portfolio Strategies. Mr. Bradley began his investment career in 1999.
Ryan D. Taliaferro, Ph.D.	2019	Mr. Taliaferro joined Acadian in 2011 and currently serves as a Senior Vice President and Director of Equity Strategies. Previously he was the Lead Portfolio Manager for Acadian’s Managed Volatility Strategies. Prior to joining Acadian, Mr. Taliaferro was a faculty member at Harvard Business School where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Mr. Taliaferro began his investment career in 2011.
Harry Gakidis, Ph.D.	2019	Mr. Gakidis joined Acadian in 2014 and serves as a Senior Vice President and Lead Portfolio Manager for Core Strategies. Prior to joining Acadian, Mr. Gakidis worked as a Senior Quantitative Strategist at Loomis Sayles, where he founded the firm’s quantitative Strategy Lab and co-managed a U.S. equity long/short strategy. Prior to his work at Loomis Sayles, he was Senior Vice President, Fixed Income Quantitative Risk and Relative Value Specialist at Putnam Investments. In this role, Mr. Gakidis built and managed a book of systematic alpha strategies in domestic investment-grade and high-yield credit. Mr. Gakidis began his investment career in 1997.

Harbor International Growth Fund
Baillie Gifford Overseas Limited (“Baillie Gifford”), located at Calton Square, 1 Greenside Row, Edinburgh, Scotland, serves as Subadviser to Harbor International Growth Fund. Each of the Portfolio Managers listed below are members of Baillie Gifford Overseas Limited’s International Focus Portfolio Construction Group, which has the responsibility for making the day-to-day investment decisions for the Fund using a team-based approach. The Portfolio Construction Group includes Portfolio Managers from Baillie Gifford Overseas Limited’s regional equity specialist teams who participate in the investment decision making process across the Fund’s portfolio.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Gerard Callahan	2013	Mr. Callahan joined Baillie Gifford in 1991 and is the Head of the UK Equity Team. In addition, he is the Chairman of the International Focus Portfolio Construction Group. Mr. Callahan began his investment career in 1991.
35

The Adviser and Subadvisers

Harbor International Growth Fund — continued
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Iain Campbell	2013	Mr. Campbell joined Baillie Gifford in 2004. He is Portfolio Manager on the Japan Equity Team and a member of Baillie Gifford’s International Focus Portfolio Construction Group. He previously served as an Analyst at Goldman Sachs. Mr. Campbell began his investment career in 2004 and focuses on developed Asian markets.
Joe Faraday, CFA	2013	Mr. Faraday joined Baillie Gifford in 2002 and is a member of the International Focus Portfolio Construction Group. Mr. Faraday began his investment career in 2002.
Moritz Sitte, CFA	2014	Mr. Sitte joined Baillie Gifford in 2010. He is an Investment Manager on the European Equity Team and a member of the International Focus Portfolio Construction Group. Mr. Sitte began his investment career in 2010.
Sophie Earnshaw, CFA	2014	Ms. Earnshaw joined Baillie Gifford in 2010. She is an Investment Manager on the Emerging Markets Equity Team and a member of the International Focus Portfolio Construction Group. Ms. Earnshaw began her investment career in 2010.

Harbor International Small Cap Fund
Baring International Investment Limited (“Barings”), located at 20 Old Bailey, London, EC4M 7BF, United Kingdom, serves as Subadviser to Harbor International Small Cap Fund. The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Nicholas M. Williams	2016	Mr. Williams joined Barings in 2004 and is the Head of the Small Cap Equity Team. He previously worked at Singer & Friedlander, where he was the Head of the European Desk and a member of the Investment Policy Committee. During his tenure at Singer & Friedlander, he was responsible for managing both institutional and retail European funds across the capitalization range. Mr. Williams began his investment career in 1990.
Colin C. Riddles	2016	Mr. Riddles joined Barings in 2010 and is a Portfolio Manager on the Small Cap Equity Team. Previously he worked for GLG where he was responsible for their UK Small Company Fund. Prior to that he worked at HSBC Halbis, Scottish Widows and General Accident. Mr. Riddles began his investment career in 1994.
Rosemary C. Simmonds, CFA	2016	Ms. Simmonds joined Barings in 2010 and is a Portfolio Manager on the Small Cap Equity Team. Prior to joining Barings, she worked at Baillie Gifford where she served as an Investment Analyst. Ms. Simmonds began her investment career in 2008.
36

The Adviser and Subadvisers

Harbor Global Leaders Fund
Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, serves as Subadviser to Harbor Global Leaders Fund. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGER	SINCE	PROFESSIONAL EXPERIENCE
Sunil H. Thakor, CFA	2017	Mr. Thakor joined Sands Capital in 2004 and is an Executive Managing Director, Senior Portfolio Manager, and Research Analyst. Prior to joining Sands Capital, he was an Associate & Analyst at Charles River Associates, Inc. Mr. Thakor began his investment career in 1999.

Harbor Emerging Markets Equity Fund
Oaktree Capital Management, L.P. (“Oaktree”), located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, serves as Subadviser to Harbor Emerging Markets Equity Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Frank J. Carroll	2013	Mr. Carroll joined Oaktree in 1999 and is a Managing Director and Portfolio Manager within the Emerging Markets Team. Previously, he served as the Head of Distressed Debt for Columbus Advisors LLC and prior to that, he served as the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. In addition, Mr. Carroll was previously an Emerging Markets Trader for Salomon Brothers Inc. Mr. Carroll began his investment career in 1989.
Timothy D. Jensen	2013	Mr. Jensen joined Oaktree in 2000 and serves as a Managing Director and Portfolio Manager. Previously Mr. Jensen served as a Principal and Portfolio Manager at Morgan Stanley Dean Witter Investment Management, with responsibility for investment portfolios focused on Asia ex-Japan and prior to that he worked at Ardsley Partners, where he focused on the Latin American portion of emerging market assets. In addition, he also spent some time at Bankers Trust in its Latin American Merchant Banking Group and at Unifund, a private trust, where he focused on East Asian investments. Mr. Jensen began his investment career in 1987.
37

The Adviser and Subadvisers

Marathon-London MSCI EAFE Composite Performance Information
The following table presents the past performance of a composite of certain accounts managed by Marathon-London, the Subadviser to Harbor International Fund. The Marathon-London MSCI EAFE Composite (the “Marathon EAFE Composite”) is comprised of all fee-paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns are presented in U.S. dollars. Except to the extent net performance has been adjusted to reflect the operating costs of the Fund, Marathon-London has prepared and presented the historical performance shown for the Marathon EAFE Composite in compliance with the Global Investment Performance Standards (GIPS®). Returns include the reinvestment of interest, dividends and any other distributions. The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Marathon EAFE Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Marathon EAFE Composite net of all operating expenses, the net Fund operating expenses payable by the Institutional, Retirement, Administrative, and Investor Class shares of the Fund, as disclosed in the Prospectus dated March 1, 2019 were used.
The historical performance of the Marathon EAFE Composite is not that of Harbor International Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Marathon EAFE Composite. While the accounts comprising the Marathon EAFE Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Marathon EAFE Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Marathon EAFE Composite, they may have had an adverse effect on the performance results of the Marathon EAFE Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon EAFE composite*
Average Annual Total Returns for the Periods Ended December 31, 2018:
	1 Year	3 Years	5 Years	10 Years
Marathon EAFE Composite net of all Institutional Class operating expenses	[_____]%	[_____]%	[_____]%	[_____]%
Marathon EAFE Composite net of all Retirement Class operating expenses	[_____]	[_____]	[_____]	[_____]
Marathon EAFE Composite net of all Administrative Class operating expenses	[_____]	[_____]	[_____]	[_____]
Marathon EAFE Composite net of all Investor Class operating expenses	[_____]	[_____]	[_____]	[_____]
Marathon EAFE Composite gross of all operating expenses	[_____]	[_____]	[_____]	[_____]
MSCI EAFE (ND) Index**	[_____]	[_____]	[_____]	[_____]

	Calendar Year Total Returns for the Periods Ended December 31:
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Marathon EAFE Composite net of all Institutional Class operating expenses	29.68%	14.55%	-10.13%	17.10%	28.50%	-4.65%	6.31%	-1.96%	23.39%	[_____]%
Marathon EAFE Composite net of all Retirement Class operating expenses	29.78	14.64	-10.06	17.20	28.60	-4.57	6.40	-1.88	23.49	[_____]
Marathon EAFE Composite net of all Administrative Class operating expenses	29.35	14.27	-10.36	16.81	28.17	-4.89	6.05	-2.21	23.08	[_____]
Marathon EAFE Composite net of all Investor Class operating expenses	29.20	14.13	-10.47	16.67	28.02	-5.00	5.92	-2.32	22.94	[_____]
Marathon EAFE Composite gross of all operating expenses	30.62	15.38	-9.48	17.95	29.42	-3.96	7.08	-1.25	24.28	[_____]
MSCI EAFE (ND) Index**	31.78	7.75	-12.14	17.32	22.78	-4.90	-0.81	1.00	25.03	[_____]

*	This is not the performance of Harbor International Fund. As of December 31, 2018, the Marathon EAFE Composite was composed of [___] accounts, totaling approximately $[___] billion. The inception date of the Marathon EAFE Composite was May 2, 2003.
**	The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
38

The Adviser and Subadvisers

Acadian Non-U.S. Equity Composite Performance Information
The following table presents the past performance of a composite of certain accounts managed by Acadian, the Subadviser to Harbor Overseas Fund. The Acadian Non-U.S. Composite (the “Acadian Composite”) is comprised of all fee-paying accounts under discretionary management by Acadian that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns are presented in U.S. dollars. Except to the extent net performance has been adjusted to reflect the operating costs of the Fund, Acadian has prepared and presented the historical performance shown for the Acadian Composite in compliance with the Global Investment Performance Standards (GIPS®). Returns include the reinvestment of interest, dividends and any other distributions. The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Acadian Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Acadian in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Acadian Composite net of all operating expenses, the estimated net Fund operating expenses payable by the Institutional, Retirement, Administrative, and Investor Classes of shares of the Fund for the fiscal year ending October 31, 2019, as applicable, were used.
The historical performance of the Acadian Composite is not that of Harbor Overseas Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Acadian Composite. While the accounts comprising the Acadian Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Acadian Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the Acadian Composite, they may have had an adverse effect on the performance results of the Acadian Composite. However, Acadian does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

ACADIAN composite*
	Average Annual Total Returns for the Periods Ended September 30, 2018:
	1 Year	3 Years	5 Years	10 Years
Acadian Composite net of all Institutional Class operating expenses	4.81%	14.53%	8.83%	6.92%
Acadian Composite net of all Retirement Class operating expenses	4.89	14.62	8.91	7.00
Acadian Composite net of all Administrative Class operating expenses	4.55	14.24	8.56	6.65
Acadian Composite net of all Investor Class operating expenses	4.42	14.11	8.42	6.52
Acadian Composite gross of all operating expenses	5.70	15.51	9.76	7.83
MSCI EAFE (ND) Index**	2.74	9.23	4.42	5.38

	Calendar Year Total Returns for the Periods Ended December 31:
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Acadian Composite net of all Institutional Class operating expenses	24.24%	12.18%	-12.02%	16.65%	26.04%	-2.13%	1.85%	5.87%	33.97%	[_____]%
Acadian Composite net of all Retirement Class operating expenses	24.34	12.27	-11.95	16.75	26.14	-2.05	1.93	5.95	34.07	[_____]
Acadian Composite net of all Administrative Class operating expenses	23.93	11.90	-12.24	16.36	25.72	-2.38	1.60	5.60	33.63	[_____]
Acadian Composite net of all Investor Class operating expenses	23.78	11.77	-12.34	16.22	25.57	-2.49	1.47	5.47	33.47	[_____]
Acadian Composite gross of all operating expenses	25.30	13.14	-11.26	17.65	27.11	-1.30	2.72	6.77	35.11	[_____]
MSCI EAFE (ND) Index**	31.78	7.75	-12.14	17.32	22.78	-4.90	-0.81	1.00	25.03	[_____]

*	This is not the performance of Harbor Overseas Fund. As of September 30, 2018, the Acadian Composite was composed of [ ] accounts, totaling approximately $[ ] billion. The inception date of the Acadian Composite was January 1, 1995.
**	The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
39

The Adviser and Subadvisers

Barings International Small Cap Equity Composite Performance Information
The following table presents the past performance of a composite managed by Baring International Investment Limited (“Barings”), the Subadviser to Harbor International Small Cap Fund. The Barings International Small Cap Equity Composite (the “Barings Composite”) is comprised of all fee paying accounts under discretionary management by Barings that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns are presented in U.S. dollars and include the reinvestment of interest, dividends and any other distributions. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Barings Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Barings in managing portfolios with investment strategies and techniques substantially similar to those of the Fund. To calculate the performance of the Barings Composite net of all operating expenses, the net Fund operating expenses payable by the Institutional, Retirement, Administrative, and Investor Class shares of the Fund, as disclosed in the Prospectus dated March 1, 2019 were used.
The historical performance of the Barings Composite is not that of the Harbor International Small Cap Fund and is not necessarily indicative of the Fund’s future results. The Fund commenced operations on February 1, 2016 and the Fund’s actual performance may vary significantly from the past performance of the Barings Composite. While the accounts comprising the Barings Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Barings Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Barings Composite, they may have had an adverse effect on the performance results of the Barings Composite. However, Barings does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

barings composite*
Average Annual Total Returns for the Periods Ended December 31, 2018:
	1 Year	3 Years	5 Years	Since Inception
Barings Composite net of all Institutional Class operating expenses	[_____]%	[_____]%	[_____]%	[_____]%
Barings Composite net of all Retirement Class operating expenses	[_____]	[_____]	[_____]	[_____]
Barings Composite net of all Administrative Class operating expenses	[_____]	[_____]	[_____]	[_____]
Barings Composite net of all Investor Class operating expenses	[_____]	[_____]	[_____]	[_____]
Barings Composite gross of all operating expenses	[_____]	[_____]	[_____]	[_____]
MSCI EAFE Small Cap (ND) Index**	[_____]	[_____]	[_____]	[_____]

	Calendar Year Total Returns for the Periods Ended December 31:
	2009***	2010	2011	2012	2013	2014	2015	2016	2017	2018
Barings Composite net of all Institutional Class operating expenses	22.36%	25.06%	-16.49%	25.37%	36.08%	-0.06%	13.83%	-0.71%	38.84%	[_____]%
Barings Composite net of all Retirement Class operating expenses	22.42	25.16	-16.42	25.47	36.19	0.02	13.92	-0.63	38.96	[_____]
Barings Composite net of all Administrative Class operating expenses	22.18	24.74	-16.70	25.06	35.74	-0.30	13.55	-0.96	38.50	[_____]
Barings Composite net of all Investor Class operating expenses	22.10	24.59	-16.80	24.91	35.58	-0.42	13.41	-1.08	38.33	[_____]
Barings Composite gross of all operating expenses	23.04	26.25	-15.69	26.57	37.38	0.90	14.92	0.24	40.17	[_____]
MSCI EAFE Small Cap (ND) Index**	23.21	22.04	-15.94	20.00	29.30	-4.95	9.59	2.18	33.01	[_____]

*	This is not the performance of Harbor International Small Cap Fund. As of December 31, 2018, the Barings Composite was composed of [___] accounts, totaling approximately $[___] million. The inception date of the Barings Composite was May 31, 2009.
**	The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***	For the period May 31, 2009 (inception) through December 31, 2009.
40

Your Harbor Funds Account
Choosing a Share Class

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor Funds call 800-422-1050 or visit our website at harborfunds.com.
Each of the Harbor funds has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Funds’ separate share classes have different expenses and, as a result, their investment performances will differ. Harbor Funds, the Adviser, Harbor Funds Distributors, Inc. (the “Distributor”) and Harbor Services Group, Inc. (“Shareholder Services”) do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. When choosing a share class, you should consider the factors below:
Institutional Class	Institutional Class shares are available to individual and institutional investors.
■ No 12b-1 fee
■ Transfer agent fee of up to 0.09% of average daily net assets
■ $50,000 minimum investment in each Fund

Retirement Class	Retirement Class shares are available to individual and institutional investors.
■ No 12b-1 fee and no intermediary fee of any kind paid by the Fund
■ Transfer agent fee of up to 0.01% of average daily net assets
■ No minimum investment in each Fund for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers
■ $1,000,000 minimum investment in each Fund for all other types of accounts, including individual accounts, personal plans such as Individual Retirement Accounts (IRAs), SEP IRAs, Simple IRAs and individual 403(b) plans, and institutional accounts that are not maintained by a financial intermediary at an omnibus or plan level with Harbor Funds
■ The Harbor Target Retirement Funds are not eligible to invest in the Retirement Class.

Administrative Class	Administrative Class shares are available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. Employer-sponsored retirement and benefit plans include: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans. Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRAs), SEP IRAs, Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.09% of average daily net assets
■ $50,000 minimum investment in each Fund for accounts maintained by financial intermediaries
■ No minimum investment for employer-sponsored retirement or benefit plans

Investor Class	Investor Class shares are available to individual and institutional investors.
■ 12b-1 fee of up to 0.25% of average daily net assets
■ Transfer agent fee of up to 0.21% of average daily net assets
■ $2,500 minimum investment in each Fund for regular accounts
■ $1,000 minimum investment in each Fund for IRA and UTMA/UGMA accounts
41

Your Harbor Funds Account
Choosing a Share Class

Meeting the minimum investment for a share class means you have purchased and maintained shares with a value at the time of purchase that is at least equal to that minimum investment amount. Redemptions out of your account can cause your account to fail to meet the minimum investment amount requirement. Changes in the market value of your account alone will not cause your account to either meet the minimum investment amount or fall below the minimum investment amount. See “Accounts Below Share Class Minimums.”

Distribution and Service (12b-1) Fees
Harbor Funds has adopted a distribution plan for each Fund’s Administrative  and Investor Classes of shares in accordance with Rule 12b-1 under the Investment Company Act. Under each plan, the Funds pays distribution and service fees to the Distributor for the sale, distribution and servicing of the Administrative  and Investor Class shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies, that maintain accounts in Harbor Funds for their customers. Because the Funds pays these fees out of the Administrative  and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment in Administrative  and Investor Class shares and may cost you more than paying other types of sales charges.

Transfer Agent Fees
The Funds pays Shareholder Services transfer agent fees (specified above) on a per-class basis for its services as shareholder servicing agent for each Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain recordkeeping, subaccounting and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Investing Through a Financial Intermediary
You may purchase Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in the Funds directly.
The Distributor and Shareholder Services have contracted with certain intermediaries to accept and forward purchase orders to the Funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.
The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Funds and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Funds through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an expense to a Fund, to unaffiliated financial intermediaries to reimburse certain administrative expenses of financial intermediaries related to the setup and maintenance of a Fund or share class on the intermediary’s system. As a result, these financial intermediaries could be incentivized to recommend shares of Harbor Funds over shares of another mutual fund that either does not compensate the financial intermediary or compensates the intermediary at lower levels.
Harbor Funds, the Adviser, the Distributor, Shareholder Services and their respective trustees, directors, officers, employees and agents are not responsible for the failure of any intermediary to carry out its obligations to its customers, including any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. Eastern time on the following business day or prior to the deadline established between Harbor and the intermediary (i.e., on a trade date plus one [T+1] basis).
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Your Harbor Funds Account
Minimum Investment Exceptions

Institutional Class
You may purchase Institutional Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.
(b)	Shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
(c)	Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.
(d)	Members of the immediate family living in the same household of any of the persons included in items (a), (b) or (c).
(e)	Current trustees and officers of Harbor Funds.
(f)	Current partners and employees of legal counsel to Harbor Funds.
(g)	Current directors, officers or employees of the Adviser and its affiliates.
(h)	Current directors, officers, or employees of any Subadviser to any Harbor Funds.
(i)	Members of the immediate family of any of the persons included in items (e), (f), (g) or (h).
(j)	Any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons.
(k)	Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.
(l)	Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.
(m)	Certain wrap and other types of fee-based accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor.
(n)	Employer-sponsored retirement plans and omnibus accounts established by financial intermediaries where the investment in each Fund is expected to meet the minimum investment amount within a reasonable time period, as determined by the Distributor.
(o)	Participants in an employer-sponsored retirement plan or 403(b) plan or 457 plan if (i) their employer has made special arrangements for the plan to operate as a group with other plans through a single broker, dealer or financial intermediary; and (ii) all participants in the plan purchase shares of a Harbor fund through that single broker, dealer or other financial intermediary.
(p)	Certain family trust accounts adhering to standards established by the Distributor.

Administrative Class
You may purchase Administrative Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)	Employer-sponsored retirement or benefit plans, including: qualified retirement plans, plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, profit-sharing plans, cash balance plans, money purchase pension plans, nonqualified deferred compensation plans and retiree health benefit plans.
(b)	Omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Investor Class
Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any Harbor fund.
43

Your Harbor Funds Account
How to Purchase Shares

Harbor Funds will not accept cash, money orders, cashier’s checks, official checks, starter checks, third-party checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S.
Harbor Funds does not issue share certificates.
All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or Automated Clearing House (“ACH”) for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Through a Financial Intermediary” if you are purchasing shares through a financial intermediary.
Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice, including if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.
The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
Open a new account	Add to an existing account
Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Mail a completed Letter of Instruction or an Additional Investments form (available from harborfunds.com/forms). The Additional Investments form was also included with your most recent confirmation statement.
Make your check payable to: “Harbor Funds.”
Shares purchased by check may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 10 business days after the purchase of such shares to make sure the funds from your account have cleared.
If your check does not clear for any reason, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future purchases.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
Add to an existing account
You may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.
Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.
You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these instructions to your account or you may download the form from our website at harborfunds.com. You may also establish banking instructions online if you are registered for online access.
44

Your Harbor Funds Account
How to Purchase Shares

By Wire
Wire to:
State Street Bank and
Trust Company
Boston, MA
ABA#: 0110 0002 8
Acct: DDA #3018-065-7 Supply Fund name, share class, account registration and account number
Open a new account	Add to an existing account
Send the completed account application to Shareholder Services at the address listed under “By Mail.”	Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.
Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.
Call a Shareholder Services Representative at 800-422-1050 if you are sending a wire of $100,000 or more.

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
Add to an existing account
If you have established online access for your account, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Payment for purchase of shares through online access may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future online purchases.
Shares purchased through online access may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the purchase request by mail.
You must have banking instructions already established on your account to purchase shares through the online account access system. If banking instructions were not established at the time you opened your account, you may add them to your account via the online account access system or you may download the Account Services form from our website and send it by mail.
45

Your Harbor Funds Account
How to Exchange Shares

An exchange is a redemption of shares from one Harbor fund and a purchase of shares into another Harbor fund and may be subject to a redemption fee.
Exchanges are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss.
Class-to-class exchanges within the same Fund, however, are generally not taxable.
All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.
The exchange privilege is not intended as a means for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to a Fund. For more information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Harbor fund. You should consider the differences in investment objectives and expenses of a Harbor fund before making an exchange.
Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.
Institutional CLASS SHAREHOLDERS
This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.
If you are an original shareholder (a shareholder of any Harbor fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor fund.
If you are not an original shareholder, you must meet the minimum initial investment requirements for each Fund.
In addition, you may exchange your shares of the Institutional Class for shares of the Retirement Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund to be acquired.
Retirement CLASS SHAREHOLDERS
The Retirement Class of shares is available to both individual and institutional investors who meet the minimum investment and other eligibility requirements.
You may exchange your shares of the Retirement Class for Retirement Class shares of any other Harbor fund. In addition, you may exchange your shares of the Retirement Class for shares of the Institutional, Administrative or Investor Class of another Harbor fund subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.
Administrative CLASS SHAREHOLDERS
You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor fund available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class of another Harbor fund if such class of shares is available through your retirement plan or financial intermediary.
Investor CLASS SHAREHOLDERS
If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of any Harbor fund that does not currently offer Investor Class shares. Your exchanges out of any Harbor fund that does not currently offer Investor Class shares into another Harbor fund would be subject to the eligibility and minimum investment requirements for the Fund and class to be acquired.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail an exchange request to Shareholder Services. Indicate the name of the Fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the account holder’s name(s) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.
46

Your Harbor Funds Account
How to Exchange Shares

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone exchange privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the exchange request by mail.
47

Your Harbor Funds Account
How to Sell Shares

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.
A Medallion signature guarantee may be required. See “Shareholder and Account Policies” for more information.
All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Harbor Funds has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.
The length of time Harbor Funds typically expects to pay proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Harbor Funds typically expects to pay redemption proceeds as follows: (i) for proceeds by check, Harbor Funds typically expects to mail the check by the next business day following the receipt of a redemption request that is in good order; (ii) for proceeds by wire, Harbor Funds typically expects to pay proceeds by the next business day following the receipt of a redemption request that is in good order; and (iii) for proceeds by ACH, Harbor Funds typically expects to transfer the proceeds to the shareholder’s bank on the next business day following the receipt of the redemption request which will be made available to the redeeming shareholder on the second business day. For redemption requests settled through the National Securities Clearing Corporation, Harbor Funds typically expects the redemption transaction to settle (and proceeds to be paid) the next business day following the receipt of the redemption request in good order. For redemptions through an intermediary, Harbor Funds typically expects to pay redemption proceeds to the intermediary in accordance with the preceding statement. As previously noted, payments of redemption proceeds may take up to seven days, as permitted by law.
If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.
For information about Harbor Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”
Harbor Funds and Shareholder Services do not pay interest on redemption proceeds.
Redemption proceeds, except for IRA redemption proceeds, sent by check that are not cashed within 180 days may be reinvested (without interest), in your account in the same Fund from which they were redeemed at the current day’s net asset value (“NAV”). Redemption proceeds that are reinvested are subject to the risk of loss like any Fund investment. Additionally, if redemption checks are not cashed within 180 days, your account options will be changed to have future dividend and capital gains distributions reinvested.

By Mail
First class mail to:
Harbor Funds
P.O. Box 804660
Chicago, IL 60680-4108
Express or
registered mail to:
Harbor Funds
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
You may mail a written redemption request to Shareholder Services. State the name of the Fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.
Harbor Funds and Shareholder Services are not responsible for any mail that is lost or misdirected by the U.S. Postal Service or any other delivery service.

By Telephone
Call Harbor Funds at:
800-422-1050
Please make note of your confirmation number when transacting via the telephone.
If your account has telephone redemption privileges, you may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
If you are unable to reach a Shareholder Services Representative by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.
48

Your Harbor Funds Account
How to Sell Shares

Online Access
Visit our website:
harborfunds.com
Please make note of your confirmation number when transacting online.
If you have established online access, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading, or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, with the next business day’s share price.
Redemptions through online access will be paid by check, wire or ACH transfer only to the address or bank account of record.
Shares purchased through online access may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.
If you are unable to access our website (for example, during unusual market activity), you may call a Shareholder Services Representative during normal business hours or send the redemption request by mail.
49

Shareholder and Account Policies

Transaction and Account Policies
Important Information About Opening an Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including Harbor Funds, to obtain, verify and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless this information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, Harbor Funds must obtain the following information for each person that opens a new account:
■	Name;
■	Date of birth (for individuals);
■	Residential or business street address (although post office boxes may be used as a mailing address); and
■	Social Security number, taxpayer identification number or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other legal entities.
Legal entity customers are required to provide the name, date of birth, address and social security number (or other government identification number such as a passport number or other similar information in the case of foreign persons) of individual(s), referred to as “beneficial owner(s)”, who own 25% or more of the equity interest of the legal entity, as applicable, and an individual with significant responsibility to control, manage or direct the legal entity at the time that a new account is opened.
Federal law prohibits Harbor Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, Harbor Funds may restrict your ability to purchase additional shares until your identity is verified. Harbor Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Rights Reserved by Harbor Funds
Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone, online, or mail; (2) to refuse any purchase or exchange order for any reason; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering a Fund’s shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if a Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account, which indicates that the identity of the shareholder can no longer be verified.
These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until (and calculate a Fund’s NAV as of) the normally scheduled close of regular trading on the NYSE for that day.

Important Information Regarding State Escheatment Laws
Mutual fund accounts can be considered abandoned property. States are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances determined by the state, Harbor Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Harbor Funds will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or established contact with a Fund for an “inactivity period” as specified in applicable state laws. If a Fund is unable
50

Shareholder and Account Policies

to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. Other states may provide similar processes for shareholders.
We strongly encourage you to contact us at least once every year to review your account information. Below are ways in which you can assist us in safeguarding your Fund investments.
■	If you have established online access for your account, log in to your account at harborfunds.com to view your account information. Please note, simply visiting our public website does not establish contact with us under state escheatment laws.
■	Call one of our Shareholder Services Representatives at 800-422-1050, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern time.
■	Take action on letters received in the mail from Harbor Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

Excessive Trading/Market-Timing
Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to identify and seek to discourage excessive short-term trading.
Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies, increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Certain Funds invest a significant portion of their assets in small cap stocks, stocks of emerging market companies or high-yield bonds. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the current fair market value of such securities. In the case of Funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.
The Board of Trustees has adopted policies and procedures and has authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.
You may make no more than four round trips in the same Fund in any 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30-day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those shares of the same Fund on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30-day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.
Harbor Funds will limit, for a period of 60 days, future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in all accounts maintained directly with Harbor Funds. If Harbor Funds discovers what it believes to be excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege for a shareholder on a temporary or permanent basis at any time, including after one round trip. Harbor Funds also may prohibit a shareholder from opening new accounts or adding to existing accounts in any Harbor fund. The trading history of accounts under common ownership or control within any of the Harbor funds may be considered in enforcing these policies. As described under “Pricing of Fund Shares,” Harbor Funds has also implemented fair value pricing procedures, which may have the effect of reducing market timing activity in some Funds. In addition, the Funds reserve the right to reject
51

Shareholder and Account Policies

any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Purchases placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy may be rejected by a Fund.
The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the same Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) transactions involving the reinvestment of dividend and capital gains distributions; (vi) transactions initiated through an automatic investment, exchange or withdrawal plan; (vii) transactions pursuant to an automatic rebalancing or asset allocation program established with Harbor Funds; (viii) transactions involving the transfer of shares from one account to another account of the same shareholder in the same Fund and the conversion of shares from one class to another class in the same Fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor funds that invest in other Harbor funds; (xii) involuntary redemptions of shares to pay Fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely affect the management of the Fund; and (xiv) omnibus accounts maintained by financial intermediaries.
When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.
In addition, certain financial intermediaries may impose restrictions on short-term trading that may differ from those of Harbor Funds. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.
Certain Funds may charge redemption fees, subject to certain exceptions, as described in the respective Fund’s prospectus under “Redemption Fees.” For the purposes of determining whether the redemption fee applies, Harbor Funds will redeem your shares on a “first-in, first-out” (FIFO) basis, which means that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

Portfolio Holdings Disclosure Policy
Each Fund’s full portfolio holdings are published quarterly on the 15th day (30th day for Harbor International Fund and Harbor Diversified International All Cap Fund) following quarter end on harborfunds.com. In addition, the Funds’ top ten (top twenty for Harbor International Fund and Harbor Diversified International All Cap Fund) portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day (15th day for Harbor International Fund and Harbor Diversified International All Cap Fund) following quarter end on harborfunds.com. This information is available on Harbor Funds’ website for the entire quarter.
Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.

Pricing of Fund Shares
Each Fund’s share price, called its net asset value (NAV) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is generally not calculated and the Funds generally do
52

Shareholder and Account Policies

not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open.
Each Funds generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.
Harbor Funds’ valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments.  The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Current day share prices are normally available after 7:00 p.m. Eastern time at harborfunds.com.
53

Shareholder and Account Policies

Paying for Shares by Check
If you purchase Fund shares by check:
■	Make your check payable to: “Harbor Funds.”
■	No third-party checks, starter checks, money orders, cashier’s checks, official checks, credit card convenience checks, traveler’s checks or checks drawn on banks outside the U.S. are accepted.
■	If your check does not clear for any reason, your purchase will be cancelled and $25 will be deducted from your Harbor Funds account. You also may be prohibited from future purchases.
■	Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to 10 business days for shares purchased by check, up to 3 business days for shares purchased by ACH or up to 1 business day for shares purchased by wire.

In-Kind Redemptions
Harbor Funds agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the NAV of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in-kind would be valued for this purpose by the same method as is used to calculate the Fund’s NAV per share. Redemptions, whether made in cash or in-kind, are taxable transactions for those shareholders who are subject to tax on redemption activity. If you receive an in-kind redemption, you should expect to incur transaction costs. You also may incur an additional tax liability upon the disposition of the securities received in the redemption.

Methods to Meet Redemption Requests
In order to meet redemption requests, Harbor Funds typically expects to use holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund may meet redemption requests by accessing a custodian overdraft facility, borrowing through Harbor Funds’ interfund lending program, or borrowing through other sources. These methods may be used during both normal and stressed conditions. In addition, Harbor Funds reserves the right to pay redemption proceeds in-kind as described above.

Accounts Below Share Class Minimums
If your account balance falls below the required minimum investment due to redemptions and/or exchanges out of the class of shares in which you are invested, Shareholder Services may request that the account balance be increased or the account will be liquidated. If your account balance is not increased within 60 days, Harbor Funds reserves the right to redeem your account in full at the then-current NAV. If you are an Institutional Class investor and do not maintain the required $50,000 minimum investment, Harbor Funds reserves the right to exchange your Institutional Class shares at the then-current NAV for shares of that Fund’s Investor Class.  If you are a Retirement Class investor and do not maintain the required $1,000,000 minimum investment, Harbor Funds reserves the right to exchange your Retirement Class shares at the then-current NAV for shares of that Fund’s Institutional Class.
Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class required minimum investment for the applicable Harbor fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

Statements and Reports
You will receive a confirmation statement from Harbor Funds after each transaction affecting your account unless your account is maintained by a financial intermediary. Shareholders participating in an automatic plan, however, will receive only quarterly confirmations for all transactions occurring during the relevant quarter. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact a Shareholder Services Representative regarding any errors or discrepancies.
Each Fund produces financial reports, which includes a list of the Fund’s portfolio holdings semi-annually, and updates its prospectus at least annually.
Unless you instruct Harbor Funds otherwise by contacting a Shareholder Services Representative, Harbor Funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call a Shareholder Services Representative at 800-422-1050 if you would like to receive additional copies of these documents. Individual copies will be sent within 30 days after Shareholder Services receives your instructions. Your consent to householding is considered valid until revoked.
54

Shareholder and Account Policies

Signature Guarantees
Harbor Funds believes that certain redemption instructions may involve a greater risk of potential fraud. In seeking to ensure that the redemption instructions are genuine, Harbor Funds requires that the shareholder obtain and provide a Medallion signature guarantee to Harbor Funds with the instructions. A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers.
A Medallion signature guarantee is required if any of the following are applicable:
■	You would like a check made payable to anyone other than the shareholder(s) of record.
■	You would like a check mailed to an address that has been changed within 10 business days of the redemption request.
■	You would like a check mailed to an address other than the address of record.
■	You would like your redemption proceeds sent by wire or ACH to a bank account that has been changed on Harbor Funds’ records within 10 business days of the redemption request or to an account other than a bank account of record.
Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion. Harbor Funds may also accept or require a Signature Validation stamp (SVP) under certain circumstances at Harbor Funds’ sole discretion.
A Medallion signature guarantee may be refused if any of the following are applicable:
■	It does not appear valid or in good form.
■	The transaction amount exceeds the surety bond limit of the Medallion guarantee.
■	The guarantee stamp has been reported as stolen, missing or counterfeit.
How to Obtain a Medallion Signature Guarantee
A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.
If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature. In its discretion, Shareholder Services may accept such an authentication in lieu of a Medallion signature guarantee.
55

Shareholder and Account Policies

You may receive dividends and capital gains distributions in cash or reinvest them. Dividends and capital gains distributions will be reinvested in additional shares of the same Fund unless you elect otherwise.
This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund declares and pays any dividends from net investment income and capital gains at least annually in December. Each Fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. Each Fund expects distributions, if any, to be from capital gains and/or net investment income.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Funds’ Statement of Additional Information. As described in the Funds’ Statement of Additional Information, this maximum 15% or 20% rate will not apply to dividends from certain non-U.S. corporations. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Generally, you should avoid investing in a Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, the Fund’s share price will drop to $19 (excluding any market value change). You would still have an investment worth only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.
When you sell or exchange Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) you receive and your tax basis for the shares that you sell or exchange. Early each year, each Fund will send you information about each Fund’s dividends and distributions and any shares you sold during the previous calendar year unless your account is maintained by a financial intermediary.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, redemptions, exchanges and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:
■	Postal or other delivery service is unable to deliver checks to the address of record;
■	Dividends and capital gains distributions are not cashed within 180 days; or
■	Bank account of record is no longer valid.
Dividends and capital gains distribution checks that are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any investment.
Harbor Funds and Shareholder Services do not have any obligation, under any circumstances, to pay interest on dividends or capital gains distributions sent to a shareholder.
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Shareholder and Account Policies

Cost Basis
Shares acquired after January 1, 2012 are referred to as “covered” shares, while shares acquired prior to January 1, 2012 are referred to as “non-covered” shares. For covered shares, Harbor Funds is required to report cost basis information to you as well as the IRS on Form 1099-B. The cost basis information provided to you for non-covered shares will not be reported to the IRS. Both covered and non-covered shares will each receive their own individual cost basis calculation.
Harbor Funds offers average cost basis information, if available, to shareholders for noncovered shares on quarterly statements in addition to the required cost basis information for covered shares. Cost basis information on taxable transactions that represent noncovered shares will be noted on Form 1099-B, but not reported to the IRS.
Under cost basis regulations that began in 2012, you can select a different cost basis method for the covered shares in your Harbor Funds account. You can do this in one of three ways: (1) log into your Harbor Funds account online and follow the menu steps to select a different cost basis method, (2) download the Cost Basis Election Form and return that form to Harbor Funds by mail or by fax, or (3) contact Shareholder Services at 800-422-1050 to request that a copy of the Cost Basis Election Form be mailed to you for completion and return to Harbor Funds by mail or fax.
If you do not elect a cost basis method, Harbor Funds will use the average cost method for calculating cost basis of your covered shares.
For more information on cost basis and which method is right for you, please contact your tax advisor.
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Investor Services

Harbor Funds provides a variety of services to manage your account.
If you already have a Harbor Funds account, call a Shareholder Services Representative at 800-422-1050 to request an Account Services form to add these features or you may download the form from our website at harborfunds.com.
Online Services
harborfunds.com
Our website is normally available 24 hours a day. It provides you with the ability to access your account information, submit transactions, request forms and applications, and obtain additional information on each of the Harbor funds.
When you establish an account, you will automatically be granted online transaction privileges.
To perform transactions via our website, you must first register for online access in order to authorize us to transmit account information online and to accept online instructions. Go to harborfunds.com to register for online access.
Online transactions are subject to the same minimums and terms as other transactions.
Shareholder Services uses procedures designed to confirm that instructions communicated via online access are genuine, including requiring that certain identifying information be provided, prior to acting upon instructions and sending written confirmation of online transactions. To the extent that Shareholder Services uses reasonable procedures to confirm that instructions received through our website are genuine, Harbor Funds, Shareholder Services and the Distributor are not liable for acting on these instructions.

Telephone Services
800-422-1050
You may contact a Shareholder Services Representative during our normal business hours, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern time. When you establish an account, you will be granted telephone transaction privileges unless you specifically instruct us otherwise in writing.
Telephone transactions are subject to the same minimums and terms as other transactions.
Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring that certain identifying information be provided prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by Shareholder Services. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, Harbor Funds, Shareholder Services, or the Distributor will not be liable for acting in accordance with these instructions.

Retirement Accounts
For information on establishing retirement accounts, please call 800-422-1050 or visit our website at harborfunds.com.
■	Traditional IRA — An individual retirement account. You may make contributions up until the year you reach age 70½ and you may be able to deduct the contribution from taxable income, thereby reducing your current income taxes. Taxes on investment earnings are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non-deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59½ are assessed a 10% premature withdrawal penalty in addition to income tax, unless an exception applies. You are required to begin taking withdrawals from your Traditional IRA after you reach age 70½.
■	Roth IRA — An individual retirement account. Your contributions are never tax deductible; however, all earnings in the account are tax-free. You do not pay income taxes on qualified withdrawals from your Roth IRA if certain requirements are met. There is no age limitation on making contributions to Roth IRAs and there is no requirement that you begin making minimum withdrawals at any age.
■	SEP IRA — A type of Traditional IRA funded by employer contributions. A Harbor Funds Traditional IRA may be used in connection with a Simplified Employee Pension (SEP) plan maintained by your employer. Assets grow tax-deferred and distributions are taxable as income.
■	Other Retirement Plans — Harbor funds may be used as an investment option in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.
■	SIMPLE IRA — A Savings Incentive Match Plan for Employees IRA (SIMPLE IRA) is a plan that certain small employers can set up for the benefit of their employees. Harbor Funds does not offer SIMPLE IRAs.
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Investor Services

Shareholders participating in an automatic investment, exchange or withdrawal plan, or dividend exchange plan will receive only quarterly confirmations of all transactions.
Harbor Funds may amend or terminate the automatic plans without notice to participating shareholders.
Your automatic investment plan, automatic exchange plan, automatic withdrawal plan, or dividend exchange plan may be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.
Automatic Investment Plan
You may direct Harbor Funds to purchase a specific dollar amount of a Fund on a scheduled basis through an ACH transaction by providing valid banking instructions on your account application or Automatic Transactions form.
If your ACH transaction does not clear, your purchase will be cancelled and $25 may be deducted from your account. You may also be prohibited from future automatic investment plan purchases.
If you already have a Harbor Funds account, you may call a Shareholder Services Representative at 800-422-1050 to request an Automatic Transactions form, or download the form from our website at harborfunds.com. In addition, if valid banking instructions have already been established on your Harbor Funds account, an automatic investment plan may be established over the phone by contacting a Shareholder Services Representative. Alternatively, you may establish an automatic investment plan through our website by logging in to your account at harborfunds.com.
By using the automatic investment or exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in NAV per share. Over time, your average cost per share may be higher or lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an effective way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares shortly before an anticipated dividend or capital gains distribution.
Payroll Deduction Purchase Allocations
You may direct your employer to automatically deduct a specific dollar amount from your paycheck(s) and allocate the deducted amounts to one or more Harbor funds on a scheduled basis by completing the Payroll Deduction form. A payroll deduction must first be implemented by your employer before Harbor Funds can establish the purchase allocations.
Automatic Exchange Plan
You may automatically exchange between Harbor funds monthly, every other month, quarterly or annually. The Harbor fund being exchanged out of and the Harbor fund being exchanged into must meet the minimum requirements for its respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.
Automatic Withdrawal Plan
You may direct Harbor Funds to withdraw a specific dollar amount on a scheduled basis during the year.
If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore may be taxable transactions depending on the type of account, and you may realize a gain or a loss. To understand how such withdrawals will affect you, you should consult your tax adviser.
Dividend Exchange Plan
You may invest dividends and capital gain distributions from one Harbor fund in shares of another Harbor fund, provided you have opened an account in the other Harbor fund and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Harbor fund are used to purchase shares in another Harbor fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.
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60

Financial Highlights [to be updated]

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). No financial highlights exist for Harbor Overseas Fund, which commenced operations on March 1, 2019.
HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 60.30	$ 65.67	$ 68.09	$ 70.79	$ 59.12
Income from Investment Operations
Net investment income/(loss)[a]	0.97 [e]	0.99 [e]	1.22 [e]	1.25	1.24
Net realized and unrealized gains/(losses) on investments	9.79	(3.51)	(2.22)	(2.45)	11.69
Total from investment operations	10.76	(2.52)	(1.00)	(1.20)	12.93
Less Distributions
Dividends from net investment income	(1.16)	(1.08)	(1.42)	(1.50)	(1.26)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—
Total distributions	(1.16)	(2.85)	(1.42)	(1.50)	(1.26)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	69.90	60.30	65.67	68.09	70.79
Net assets end of period (000s)	$27,401,853	$33,201,899	$41,195,827	$43,385,100	$39,828,959
Ratios and Supplemental Data (%)
Total return[b]	18.24%	(3.74)%	(1.48)%	(1.69)%	22.19%
Ratio of total expenses to average net assets[2]	0.81	0.79	0.76	0.76	0.76
Ratio of net expenses to average net assets[a]	0.80	0.77	0.74	0.73	0.74
Ratio of net investment income to average net assets[a]	1.51	1.66	1.80	1.78	1.96
Portfolio turnover	13	14	25	11	10

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 59.61	$ 64.86	$ 67.23	$ 69.92	$ 58.42
Income from Investment Operations
Net investment income/(loss)[a]	0.72 [e]	0.73 [e]	0.96 [e]	1.07	1.01
Net realized and unrealized gains/(losses) on investments	9.71	(3.43)	(2.19)	(2.51)	11.54
Total from investment operations	10.43	(2.70)	(1.23)	(1.44)	12.55
Less Distributions
Dividends from net investment income	(0.90)	(0.78)	(1.14)	(1.25)	(1.05)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—
Total distributions	(0.90)	(2.55)	(1.14)	(1.25)	(1.05)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	69.14	59.61	64.86	67.23	69.92
Net assets end of period (000s)	$ 1,798,228	$ 2,188,360	$ 3,756,852	$ 4,786,270	$ 5,279,866
Ratios and Supplemental Data (%)
Total return[b]	17.79%	(4.09)%	(1.84)%	(2.05)%	21.76%
Ratio of total expenses to average net assets[2]	1.18	1.16	1.13	1.13	1.13
Ratio of net expenses to average net assets[a]	1.17	1.14	1.11	1.10	1.11
Ratio of net investment income to average net assets[a]	1.13	1.23	1.43	1.46	1.60
Portfolio turnover	13	14	25	11	10
See page 73 for notes to the Financial Highlights.
61

This information has been audited by [_______________], an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual report to shareholders, which is available upon request.

Administrative Class
2017	2016	2015	2014	2013
$ 59.99	$ 65.32	$ 67.48	$ 70.18	$ 58.63

0.79 [e]	0.79 [e]	1.04 [e]	1.91 [i]	1.03
9.77	(3.44)	(2.20)	(3.27)	11.63
10.56	(2.65)	(1.16)	(1.36)	12.66

(0.98)	(0.91)	(1.00)	(1.34)	(1.11)
—	(1.77)	—	—	—
(0.98)	(2.68)	(1.00)	(1.34)	(1.11)
—	—	—	—	— *
69.57	59.99	65.32	67.48	70.18
$398,584	$510,575	$831,967	$961,478	$2,896,387

17.93%	(3.97)%	(1.73)%	(1.93)%	21.87%
1.06	1.04	1.01	1.01	1.01
1.05	1.02	0.99	0.98	0.99
1.22	1.33	1.54	1.85	1.66
13	14	25	11	10

Retirement Class
2017	2016 [f]
$ 60.32	$ 57.14

0.94 [e]	0.68 [e]
9.85	2.50
10.79	3.18

(1.20)	—
—	—
(1.20)	—
—	—
69.91	60.32
$2,657,442	$739,842

18.30%	5.57% [c]
0.74	0.75 [d]
0.73	0.72 [d]
1.42	1.68 [d]
13	14
62

Financial Highlights [to be updated]

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class		Administrative Class
Year Ended October 31,	2017	2016 [g]	2017	2016 [g]
Net asset value beginning of period	$ 9.77	$ 10.00	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.20 [e]	0.14 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	1.98	(0.42)	1.97	(0.38)
Total from investment operations	2.15	(0.22)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.13)	(0.01)	(0.10)	— *
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.13)	(0.01)	(0.10)	— *
Net asset value end of period	11.79	9.77	11.76	9.75
Net assets end of period (000s)	$225,473	$150,263	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	22.29%	(2.25)% [c]	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets[2]	1.07	1.22 [d]	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	0.85	0.85 [d]	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	1.59	2.13 [d]	1.29	1.39 [d]
Portfolio turnover	46	68 [c]	46	68 [c]

	Investor Class		Retirement Class
Year Ended October 31,	2017	2016 [g]	2017	2016 [f]
Net asset value beginning of period	$ 9.74	$ 10.00	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [e]	0.12 [e]	0.14 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	1.96	(0.38)	2.01	0.50
Total from investment operations	2.10	(0.26)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.13)	—	(0.13)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.13)	—	(0.13)	—
Net asset value end of period	11.71	9.74	11.79	9.77
Net assets end of period (000s)	$ 5,195	$ 329	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	21.82%	(2.60)% [c]	22.35%	6.08% [c]
Ratio of total expenses to average net assets[2]	1.44	1.59 [d]	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	1.22	1.22 [d]	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	1.31	1.28 [d]	1.27	0.97 [d]
Portfolio turnover	46	68 [c]	46	68 [c]
See page 73 for notes to the Financial Highlights.
63

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64

Financial Highlights [to be updated]

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013 [j]
Net asset value beginning of period	$ 12.89	$ 12.71	$ 12.75	$ 13.01	$ 11.60
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.17 [e]	0.15 [e]	0.16	0.44
Net realized and unrealized gains/(losses) on investments	2.84	0.14	— *	(0.23)	1.67
Total from investment operations	2.97	0.31	0.15	(0.07)	2.11
Less Distributions
Dividends from net investment income	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	15.69	12.89	12.71	12.75	13.01
Net assets end of period (000s)	$362,035	$277,638	$254,461	$196,062	$196,412
Ratios and Supplemental Data (%)
Total return[b]	23.38%	2.46%	1.22%	(0.54)%	19.09%
Ratio of total expenses to average net assets[2]	0.91	0.90	0.89	0.88	0.93
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.85	0.89
Ratio of net investment income to average net assets[a]	0.92	1.36	1.19	1.23	1.38
Portfolio turnover	13	19	20	30	166

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013 [j]
Net asset value beginning of period	$ 12.79	$ 12.60	$ 12.64	$ 12.89	$ 11.50
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.12 [e]	0.10 [e]	— *	0.06
Net realized and unrealized gains/(losses) on investments	2.82	0.15	— *	(0.11)	1.99
Total from investment operations	2.89	0.27	0.10	(0.11)	2.05
Less Distributions
Dividends from net investment income	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	15.57	12.79	12.60	12.64	12.89
Net assets end of period (000s)	$ 14,913	$ 13,466	$ 15,978	$ 17,429	$ 20,458
Ratios and Supplemental Data (%)
Total return[b]	22.89%	2.15%	0.81%	(0.85)%	18.60%
Ratio of total expenses to average net assets[2]	1.28	1.27	1.26	1.25	1.30
Ratio of net expenses to average net assets[a]	1.22	1.22	1.22	1.22	1.26
Ratio of net investment income to average net assets[a]	0.54	0.99	0.79	0.87	0.98
Portfolio turnover	13	19	20	30	166
See page 73 for notes to the Financial Highlights.
65

Administrative Class
2017	2016	2015	2014	2013 [j]
$12.87	$12.63	$12.66	$12.93	$11.52

0.09 [e]	0.16 [e]	0.15 [e]	(0.08)	0.01
2.84	0.12	(0.03)	(0.03)	2.07
2.93	0.28	0.12	(0.11)	2.08

(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
—	—	—	—	—
(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
—	—	—	—	— *
15.67	12.87	12.63	12.66	12.93
$ 466	$ 333	$ 329	$ 675	$ 919

23.08%	2.21%	0.96%	(0.83)%	18.89%
1.16	1.15	1.14	1.13	1.18
1.10	1.10	1.10	1.10	1.14
0.66	1.25	1.20	1.08	1.09
13	19	20	30	166

Retirement Class
2017	2016 [f]
$ 12.90	$11.76

0.17 [e]	0.09 [e]
2.81	1.05
2.98	1.14

(0.17)	—
—	—
(0.17)	—
—	—
15.71	12.90
$24,872	$2,360

23.52%	9.69% [c]
0.84	0.86 [d]
0.77	0.80 [d]
1.19	1.06 [d]
13	19
66

Financial Highlights [to be updated]

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class		Administrative Class
Year Ended October 31,	2017	2016 [h]	2017	2016 [h]
Net asset value beginning of period	$ 10.77	$ 10.00	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.11 [e]	0.07 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	3.15	0.66	3.15	0.66
Total from investment operations	3.25	0.77	3.22	0.75
Less Distributions
Dividends from net investment income	(0.12)	—	(0.10)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.12)	—	(0.10)	—
Net asset value end of period	13.90	10.77	13.87	10.75
Net assets end of period (000s)	$38,818	$17,509	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	30.59%	7.70% [c]	30.25%	7.50% [c]
Ratio of total expenses to average net assets[2]	1.42	2.55 [d]	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	0.95	0.95 [d]	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.81	1.40 [d]	0.59	1.16 [d]
Portfolio turnover	44	35 [c]	44	35 [c]

	Investor Class		Retirement Class
Year Ended October 31,	2017	2016 [h]	2017	2016 [h]
Net asset value beginning of period	$ 10.74	$ 10.00	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.10 [e]	0.08 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	3.14	0.64	3.18	0.71
Total from investment operations	3.20	0.74	3.26	0.77
Less Distributions
Dividends from net investment income	(0.08)	—	(0.13)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.08)	—	(0.13)	—
Net asset value end of period	13.86	10.74	13.90	10.77
Net assets end of period (000s)	$ 540	$ 287	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	30.10%	7.40% [c]	30.67%	7.70% [c]
Ratio of total expenses to average net assets[2]	1.79	2.92 [d]	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	1.32	1.32 [d]	0.87	0.90 [d]
Ratio of net investment income to average net assets[a]	0.53	1.33 [d]	0.60	0.73 [d]
Portfolio turnover	44	35 [c]	44	35 [c]
See page 73 for notes to the Financial Highlights.
67

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68

Financial Highlights [to be updated]

HARBOR GLOBAL LEADERS FUND
	Institutional Class
Year Ended October 31,	2017 [k]	2016	2015	2014	2013
Net asset value beginning of period	$ 20.29	$ 21.83	$ 23.79	$ 23.78	$ 17.99
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.01 [e]	(0.01) [e]	0.05	0.08
Net realized and unrealized gains/(losses) on investments	4.99	(0.83)	0.65	2.18	6.26
Total from investment operations	5.02	(0.82)	0.64	2.23	6.34
Less Distributions
Dividends from net investment income	—	—	(0.03)	(0.07)	(0.06)
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	—	(0.72)	(2.60)	(2.22)	(0.55)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	25.31	20.29	21.83	23.79	23.78
Net assets end of period (000s)	$29,034	$25,471	$34,402	$26,601	$24,734
Ratios and Supplemental Data (%)
Total return[b]	24.74%	(3.90)%	2.97%	10.08%	36.24%
Ratio of total expenses to average net assets[2]	1.21	1.04	1.01	1.08	1.24
Ratio of net expenses to average net assets[a]	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.14	0.04	(0.06)	0.22	0.44
Portfolio turnover	123	76	106	141	110

	Investor Class
Year Ended October 31,	2017 [k]	2016	2015	2014	2013
Net asset value beginning of period	$ 19.89	$ 21.49	$ 23.51	$ 23.54	$ 17.83
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.07) [e]	(0.10) [e]	(0.03)	0.01
Net realized and unrealized gains/(losses) on investments	4.89	(0.81)	0.65	2.15	6.20
Total from investment operations	4.83	(0.88)	0.55	2.12	6.21
Less Distributions
Dividends from net investment income	—	—	—	— *	(0.01)
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	—	(0.72)	(2.57)	(2.15)	(0.50)
Net asset value end of period	24.72	19.89	21.49	23.51	23.54
Net assets end of period (000s)	$11,364	$10,659	$13,693	$ 8,584	$ 5,988
Ratios and Supplemental Data (%)
Total return[b]	24.28%	(4.25)%	2.57%	9.68%	35.76%
Ratio of total expenses to average net assets[2]	1.58	1.41	1.38	1.45	1.61
Ratio of net expenses to average net assets[a]	1.27	1.27	1.27	1.27	1.27
Ratio of net investment income to average net assets[a]	(0.25)	(0.35)	(0.44)	(0.17)	0.04
Portfolio turnover	123	76	106	141	110
See page 73 for notes to the Financial Highlights.
69

Administrative Class
2017 [k]	2016	2015	2014	2013
$20.06	$21.65	$23.63	$23.65	$17.90

(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01	0.04
4.95	(0.82)	0.66	2.14	6.22
4.91	(0.87)	0.59	2.15	6.26

—	—	—	(0.02)	(0.02)
—	(0.72)	(2.57)	(2.15)	(0.49)
—	(0.72)	(2.57)	(2.17)	(0.51)
—	—	—	—	— *
24.97	20.06	21.65	23.63	23.65
$1,204	$1,253	$1,198	$ 802	$ 562

24.48%	(4.17)%	2.74%	9.77%	35.89%
1.46	1.29	1.26	1.33	1.49
1.15	1.15	1.15	1.15	1.15
(0.13)	(0.23)	(0.31)	(0.01)	0.17
123	76	106	141	110

Retirement Class
2017 [k]	2016 [f]
$20.29	$19.79

0.08 [e]	(0.03) [e]
4.96	0.53
5.04	0.50

—	—
—	—
—	—
25.33	20.29
$4,376	$1,713

24.84%	2.53% [c]
1.13	1.00 [d]
0.83	0.85 [d]
0.32	(0.18) [d]
123	76
70

Financial Highlights [to be updated]

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014
Net asset value beginning of period	$ 8.59	$ 7.89	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.07 [e]	0.08 [e]	0.05
Net realized and unrealized gains/(losses) on investments	2.22	0.71	(2.19)	— *
Total from investment operations	2.33	0.78	(2.11)	0.05
Less Distributions
Dividends from net investment income	(0.09)	(0.08)	(0.05)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.09)	(0.08)	(0.05)	—
Net asset value end of period	10.83	8.59	7.89	10.05
Net assets end of period (000s)	$51,849	$36,390	$41,927	$27,294
Ratios and Supplemental Data (%)
Total return[b]	27.54%	9.99%	(21.10)%	0.50%
Ratio of total expenses to average net assets[2]	1.43	1.49	1.47	2.34 [d]
Ratio of net expenses to average net assets[a]	1.15	1.15	1.17	1.25 [d]
Ratio of net investment income to average net assets[a]	1.13	0.93	0.90	0.78 [d]
Portfolio turnover	59	49	58	50 [c]

	Investor Class
Year Ended October 31,	2017	2016	2015	2014
Net asset value beginning of period	$ 8.56	$ 7.85	$ 10.01	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.05 [e]	0.04 [e]	0.03
Net realized and unrealized gains/(losses) on investments	2.22	0.70	(2.18)	(0.02)
Total from investment operations	2.29	0.75	(2.14)	0.01
Less Distributions
Dividends from net investment income	(0.07)	(0.04)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.07)	(0.04)	(0.02)	—
Net asset value end of period	10.78	8.56	7.85	10.01
Net assets end of period (000s)	$ 700	$ 482	$ 406	$ 454
Ratios and Supplemental Data (%)
Total return[b]	27.00%	9.69%	(21.45)%	0.10%
Ratio of total expenses to average net assets[2]	1.80	1.86	1.84	2.71 [d]
Ratio of net expenses to average net assets[a]	1.52	1.52	1.55	1.62 [d]
Ratio of net investment income to average net assets[a]	0.75	0.69	0.40	0.45 [d]
Portfolio turnover	59	49	58	50 [c]
See page 73 for notes to the Financial Highlights.
71

Administrative Class
2017	2016	2015	2014
$ 8.58	$ 7.87	$ 10.03	$10.00

0.08 [e]	0.05 [e]	0.04 [e]	0.05
2.22	0.71	(2.18)	(0.02)
2.30	0.76	(2.14)	0.03

(0.08)	(0.05)	(0.02)	—
—	—	—	—
(0.08)	(0.05)	(0.02)	—
10.80	8.58	7.87	10.03
$ 275	$ 217	$ 197	$ 250

27.04%	9.81%	(21.36)%	0.30%
1.68	1.74	1.72	2.59 [d]
1.40	1.40	1.43	1.50 [d]
0.85	0.69	0.49	0.47 [d]
59	49	58	50 [c]

Retirement Class
2017	2016 [f]
$ 8.59	$ 6.90

0.13 [e]	0.05 [e]
2.21	1.64
2.34	1.69

(0.10)	—
—	—
(0.10)	—
10.83	8.59
$4,232	$1,335

27.62%	24.49% [c]
1.35	1.45 [d]
1.08	1.10 [d]
1.32	0.95 [d]
59	49
72

Financial Highlights [to be updated]

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.
k	Effective March 1, 2017, Harbor Global Leaders Fund appointed Sands Capital Management, LLC as its subadviser.
73

Harbor International & Global Funds Details

Share prices are available on our website at harborfunds.com after 7:00 p.m. Eastern time or by calling 800-422-1050 during normal business hours.
Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborfunds.com or call 800-422-1050 during normal business hours.
	NUMBER	TICKER SYMBOL	CUSIP NUMBER
International & Global Funds
Harbor International Fund
Institutional Class	2011	HAINX	411511306
Retirement Class	2511	HNINX	411512445
Administrative Class	2211	HRINX	411511652
Investor Class	2411	HIINX	411511645
Harbor Diversified International All Cap Fund
Institutional Class	2038	HAIDX	411512593
Retirement Class	2538	HNIDX	411512437
Administrative Class	2238	HRIDX	411512585
Investor Class	2438	HIIDX	411512577
Harbor Overseas Fund
Institutional Class	[_____]	[_____]	[_____]
Retirement Class	[_____]	[_____]	[_____]
Administrative Class	[_____]	[_____]	[_____]
Investor Class	[_____]	[_____]	[_____]
Harbor International Growth Fund
Institutional Class	2017	HAIGX	411511801
Retirement Class	2517	HNGFX	411512429
Administrative Class	2217	HRIGX	411511637
Investor Class	2417	HIIGX	411511629
Harbor International Small Cap Fund
Institutional Class	2039	HAISX	411512569
Retirement Class	2539	HNISX	411512536
Administrative Class	2239	HRISX	411512551
Investor Class	2439	HIISX	411512544
Harbor Global Leaders Fund
Institutional Class	2030	HGGAX	411512874
Retirement Class	2530	HNGIX	411512411
Administrative Class	2230	HRGAX	411512866
Investor Class	2430	HGGIX	411512858
Harbor Emerging Markets Equity Fund
Institutional Class	2036	HAEMX	411512692
Retirement Class	2536	HNEMX	411512395
Administrative Class	2236	HREMX	411512684
Investor Class	2436	HIEEX	411512676

Updates Available
For updates on the Harbor Funds following the end of each calendar quarter, please visit our website at harborfunds.com.
74

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75

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050
harborfunds.com
For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Reports
Additional information about the Funds’ investments is (or will be) available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
Free copies of the annual and semi-annual reports , the SAI, and other information about the Funds are available:

On our Website:	harborfunds.com
By Telephone:	800-422-1050
By Mail:	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108

Investors may get text-only copies:

On the Internet:	sec.gov
By E-Mail (for a fee):	publicinfo@sec.gov

This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the Funds are registered for sale.
Investment Company Act File No. 811-4676	FD.P.IG.0319
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
Independent Registered
Public Accounting Firm
[_______________]

The information in this Statement of Additional Information (SAI) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2019

Harbor Funds (“Harbor” or the “Trust”) is an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”); the Funds may also be referred to collectively within the asset classes listed below:
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
HACAX	Institutional Class
HNACX	Retirement Class
HRCAX	Administrative Class
HCAIX	Investor Class
Harbor Strategic Growth Fund
MVSGX	Institutional Class
HNGSX	Retirement Class
HSRGX	Administrative Class
HISWX	Investor Class
Harbor Mid Cap Growth Fund
HAMGX	Institutional Class
HNMGX	Retirement Class
HRMGX	Administrative Class
HIMGX	Investor Class
Harbor Small Cap Growth Fund
HASGX	Institutional Class
HNSGX	Retirement Class
HRSGX	Administrative Class
HISGX	Investor Class
Harbor Small Cap Growth Opportunities Fund
HASOX	Institutional Class
HNSOX	Retirement Class
HRSOX	Administrative Class
HISOX	Investor Class
Harbor Large Cap Value Fund
HAVLX	Institutional Class
HNLVX	Retirement Class
HRLVX	Administrative Class
HILVX	Investor Class
Harbor Mid Cap Value Fund
HAMVX	Institutional Class
HNMVX	Retirement Class
HRMVX	Administrative Class
HIMVX	Investor Class
Harbor Small Cap Value Fund
HASCX	Institutional Class
HNVRX	Retirement Class
HSVRX	Administrative Class
HISVX	Investor Class
Harbor Small Cap Value Opportunities Fund
HSOVX	Institutional Class
HSRVX	Retirement Class
HSAVX	Administrative Class
HSIVX	Investor Class

INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund
HAINX	Institutional Class
HNINX	Retirement Class
HRINX	Administrative Class
HIINX	Investor Class
Harbor Diversified International All Cap Fund
HAIDX	Institutional Class
HNIDX	Retirement Class
HRIDX	Administrative Class
HIIDX	Investor Class
Harbor Overseas Fund
[_____]	Institutional Class
[_____]	Retirement Class
[_____]	Administrative Class
[_____]	Investor Class
Harbor International Growth Fund
HAIGX	Institutional Class
HNGFX	Retirement Class
HRIGX	Administrative Class
HIIGX	Investor Class
Harbor International Small Cap Fund
HAISX	Institutional Class
HNISX	Retirement Class
HRISX	Administrative Class
HIISX	Investor Class
Harbor Global Leaders Fund
HGGAX	Institutional Class
HNGIX	Retirement Class
HRGAX	Administrative Class
HGGIX	Investor Class
Harbor Emerging Markets Equity Fund
HAEMX	Institutional Class
HNEMX	Retirement Class
HREMX	Administrative Class
HIEEX	Investor Class

FIXED INCOME FUNDS
Harbor Convertible Securities Fund
HACSX	Institutional Class
HNCVX	Retirement Class
HRCSX	Administrative Class
HICSX	Investor Class
Harbor High-Yield Bond Fund
HYFAX	Institutional Class
HNHYX	Retirement Class
HYFRX	Administrative Class
HYFIX	Investor Class
Harbor High-Yield Opportunities Fund
HHYNX	Institutional Class
HHYRX	Retirement Class
HHYAX	Administrative Class
HHYVX	Investor Class
Harbor Bond Fund
HABDX	Institutional Class
HBFRX	Retirement Class
HRBDX	Administrative Class
Harbor Core Bond Fund
HACBX	Institutional Class
HCBRX	Retirement Class
Harbor Real Return Fund
HARRX	Institutional Class
HRRNX	Retirement Class
HRRRX	Administrative Class
MONEY MARKET FUNDS
Harbor Money Market Fund
HARXX	Institutional Class
HRMXX	Administrative Class
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund
HARAX	Institutional Class
Harbor Target Retirement 2015 Fund
HARGX	Institutional Class
Harbor Target Retirement 2020 Fund
HARJX	Institutional Class
Harbor Target Retirement 2025 Fund
HARMX	Institutional Class
Harbor Target Retirement 2030 Fund
HARPX	Institutional Class
Harbor Target Retirement 2035 Fund
HARUX	Institutional Class
Harbor Target Retirement 2040 Fund
HARYX	Institutional Class
Harbor Target Retirement 2045 Fund
HACCX	Institutional Class
Harbor Target Retirement 2050 Fund
HAFFX	Institutional Class
Harbor Target Retirement 2055 Fund
HATRX	Institutional Class

Additional funds may be created by the Funds’ Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. With the exception of the Target Retirement Funds, the assets of each Fund are managed by one or more subadvisers (each, a “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Funds’ investment adviser (the “Adviser”). The Target Retirement Funds are managed directly by the Adviser.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the respective Harbor Funds dated March 1, 2019, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborfunds.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Prospectuses and the Statement of Additional Information, the Annual Reports, which contain the Funds’ audited financial statements, the Semi-Annual Reports, request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor Funds at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborfunds.com. [__________]

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is a diversified management investment company that has a different investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Funds’ investment policies contained in the Prospectus.
In response to extraordinary market, economic or political conditions, each Fund may depart from its principal investment strategies by taking large temporary positions in cash or investment-grade debt securities. The International & Global Funds may also invest without limit in equity securities of U.S. issuers. If a Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

80% Requirement
Certain Funds are subject to a policy, applied at the time of each purchase, of investing 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities suggested by the Fund’s name, as set forth in its prospectus. Such a Fund need not sell non-qualifying securities that appreciated in value to get back to 80%. However, any future investments must be made in a manner to get back in compliance with the 80% requirement.

99.5% Requirement
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.
Harbor Money Market Fund may invest up to 0.5% of its total assets in investments other than: (i) cash; (ii) “government securities”; and/or (iii) repurchase agreements that are “collateralized fully,” provided that such investments also otherwise comply with the requirements of Rule 2a-7.
“Government securities,” generally refers to securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities.

Harbor Target
Retirement Funds
Shares of the Target Retirement Funds are currently available for sale only through retirement plans sponsored by Harbor Capital Advisors, Inc. and Owens-Illinois, Inc. Shares of the Target Retirement Funds may in the future be made available for broader distribution. The Target Retirement Funds reserve the right to reject any offer to purchase shares.

Investment Policies

Asset-Backed Securities
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in asset-backed securities and in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.
Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund’s investment objectives and policies.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.
In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Below Investment-Grade Fixed Income Securities
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund invest primarily in below investment-grade securities. Harbor Global Leaders Fund, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest up to 5%, 20%, 10% and 10%, respectively, of their assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. For all securities other than mortgage-related securities, the investments of Harbor Real Return Fund in below investment-grade securities are limited to those rated B or higher by S&P, Moody’s or Fitch Ratings, or, if unrated, determined to be of comparable quality. For mortgage-related securities, these Funds may invest in securities of any credit quality, including those rated below B.
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds’ fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers employ their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisers continually monitor the investments in each Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Investment Policies

Below Investment-Grade Fixed Income Securities — Continued
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Borrowing
Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Bond Fund and Harbor Real Return Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The percentage of Harbor Bond Fund’s and Harbor Real Return Fund’s total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Brady Bonds
Harbor Bond Fund and Harbor Real Return Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents
Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Investment Policies

Cash Equivalents — Continued
Each Fund (except Harbor Money Market Fund) may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings (P-3 or F-3, respectively, for Harbor Bond Fund and Harbor Real Return Fund) or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S& P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Collateralized Debt Obligations
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in each of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”

Common Stocks
Each equity Fund (includes all Domestic Equity Funds and International & Global Funds) may purchase common stocks. Each of Harbor Bond Fund and Harbor Real Return Fund may invest up to 20%, of its total assets in equity securities, including common stocks, of U.S. and foreign companies. Also, each of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund may each invest up to 10% of its total assets in common stock issued by U.S. companies.
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities
Each Fund (except Harbor Money Market Fund) may invest in convertible securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.

Investment Policies

Convertible Securities — Continued
CONTINGENT CONVERTIBLE INSTRUMENTS
Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
■	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
■	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Funds) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
■	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Cybersecurity Risks
As the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting a Fund or the Adviser, Subadvisers, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact a Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject a Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which a Fund invests may similarly negatively impact a Fund’s shareholders because of a decrease in the value of these securities.
The Funds have established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Delayed Funding and Revolving Credit Facilities
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial

Investment Policies

Delayed Funding and Revolving Credit Facilities — Continued
condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate cash or liquid securities with the Fund’s custodian, or set aside or restrict in the Fund’s or Subadviser’s records or systems relating to the Fund, cash or liquid assets in an amount sufficient to meet such commitments that are marked-to-market daily.
The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the Funds’ limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Derivative Instruments
In accordance with its investment policies, each Fund (except Harbor Money Market Fund) may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts and swap agreements (described below). The principal risks associated with derivative instruments are:
MARKET RISK
The instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
LEVERAGE AND ASSOCIATED PRICE VOLATILITY
Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that it is not appropriate for a money market fund to incur leverage risk.
COUNTERPARTY CREDIT RISK
The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
LIQUIDITY AND VALUATION RISK
Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors, such as the Funds, are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

Investment Policies

Derivative Instruments — Continued
CORRELATION RISK
There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.
RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES
Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.
The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.
The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.
Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Duration
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the characteristics used in security selection for each fixed income fund, except that Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund do not focus on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future

Investment Policies

Duration — Continued
point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent a Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

Event-Linked Exposure
Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Fixed Income Securities
Each Fund may invest in fixed income securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

Foreign Currency Transactions
Each Fund, except Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund, and Harbor Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Investment Policies

Foreign Currency Transactions — Continued
Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.
Harbor International Small Cap Fund, Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
Harbor International Small Cap Fund, Harbor Convertible Securities Fund, Harbor Bond Fund, and Harbor Real Return Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Harbor International Small Cap Fund, Harbor Bond Fund, and Harbor Real Return Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
A Fund will only enter into transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.
A Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Funds’ custodian or will set aside or restrict that cash in the Subadviser’s records or systems. The amounts in such separate account, or set aside or restricted, will equal the value of the Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge

Investment Policies

Foreign Currency Transactions — Continued
against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Fund’s commitments with respect to such contracts.
Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.
While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities purchased by Harbor International Small Cap Fund, Harbor Convertible Securities Fund, Harbor Bond Fund, or Harbor Real Return Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Foreign Securities
Each Fund (except Harbor Money Market Fund) is permitted to invest in foreign securities, which are securities issued by foreign issuers, and certain Funds are permitted to invest in emerging market securities. The only foreign securities that Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund may purchase are U.S. dollar-denominated foreign securities. Harbor Emerging Markets Equity Fund invests primarily in equity securities, including common and preferred stocks, of emerging market companies.
Each Subadviser is responsible for determining, with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Subadvisers generally may consider one or more of the following factors in determining an issuer is a foreign or emerging market issuer:
■	whether the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
■	the extent to which a company’s total revenue is derived from goods produced, sales made or services performed in one or more foreign or emerging market countries or the extent to which its assets are located in one or more foreign or emerging market countries;
■	whether the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
■	any other factors relevant to a particular issuer.
Each Subadviser may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisers do not consult with one another with respect to the management of the Funds, the Subadvisers may, on occasion, classify the same issuer differently. Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

Investment Policies

Foreign Securities — Continued
With respect to Harbor Emerging Markets Equity Fund, emerging market companies are defined as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. This Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country.
FOREIGN SECURITIES RISKS
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Investment Policies

Foreign Securities — Continued
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In June 2016, citizens of the United Kingdom voted to withdraw from the EU (referred to as “Brexit”). The full consequences of this vote remain unclear, particularly the timeline of the withdrawal process and the outcome of continued negotiations of a new economic, trade and overall relationship between the United Kingdom and the EU, including the possible departure of the United Kingdom from the EU’s “single market.” Brexit and other related developments may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity in global financial markets, and potentially lower economic growth in these and other markets. In addition, Brexit may cause other member states to contemplate withdrawing from the EU, which would likely prolong political and economic instability in the region and cause additional market disruption. The severity or duration of such conditions may be affected by policy changes made by governments or quasi-governmental organizations.
EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
INVESTING THROUGH STOCK CONNECT
Harbor Overseas Fund, Harbor International Growth Fund, and Harbor Emerging Markets Equity Fund may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that

Investment Policies

Foreign Securities — Continued
allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Funds) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict a Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect a Fund’s ability to trade Stock Connect Securities. A Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that a Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by a Fund.
ADRs, EDRs, IDRs AND GDRs
Each equity Fund, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
PARTICIPATORY NOTES (“P-NOTES”)
Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor Global Leaders, and Harbor Emerging Markets Equity Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. Harbor Global Leaders Fund may invest up to 20% of its net assets in P-Notes. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Forward Commitments and When-Issued Securities
Each Fund (except Harbor Money Market Fund) may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring

Investment Policies

securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Funds’ custodian, or set aside or restrict in the Subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.
Recently finalized Financial Industry Regulatory Authority, Inc. (“FINRA”) rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Futures Contracts and Options on Futures Contracts
Harbor Large Cap Value Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
The Adviser has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA), pursuant to Rule 4.5 under the CEA (the “exclusion”). Accordingly, neither the Adviser, nor the Funds, are subject to registration or regulation as a “commodity pool operator” or “commodity pools,” respectively, under the CEA. Because the Adviser intends to operate the Funds in a manner that would permit it to continue to remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact a Fund’s return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund and operate the Fund subject to CFTC regulation, the Fund may incur additional expenses.
FUTURES CONTRACTS
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.
With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or restricting in the Subadviser’s records or systems relating to the Fund, liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or restrict liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
HEDGING AND OTHER STRATEGIES
Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, commodities or commodity indices securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
OPTIONS ON FUTURES CONTRACTS
Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same type. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
OTHER CONSIDERATIONS
A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of commodities or securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of commodities or securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase.

Investment Policies

Futures Contracts and Options on Futures Contracts — Continued
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, commodities or currencies, require the Fund to maintain with the Funds’ custodian in a segregated account, or to set aside or restrict in the Subadviser’s records or systems, cash or liquid securities in an amount equal to the value of such underlying securities, commodities or currencies.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Funds’ ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS
There are several additional risks associated with transactions in commodity futures contracts.
Storage Risk. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Hybrid Instruments
Harbor Bond Fund and Harbor Real Return Fund may invest in hybrid instruments. Each Fund will not invest more than 5% of its total assets in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity

Investment Policies

Hybrid Instruments — Continued
of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Position limits adopted by the CFTC may in the future limit the Funds’ ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Illiquid Securities
Each Fund (except Harbor Money Market Fund) will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of each Fund (except Harbor Money Market Fund) has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of each Fund’s liquidity risk, the classification and monthly review of each Fund’s portfolio investments, the determination and periodic review , and procedures to address a shortfall, in a Fund’s highly liquid investment minimum, if applicable, and limiting a Fund’s illiquid investments to 15% of the Fund’s net assets. The various provisions of the liquidity risk management program for the Funds will be subject to staggered compliance dates, starting with December 1, 2018, as provided under Rule 22e-4 and related guidance.
Harbor Money Market Fund will not invest more than 5% of its net assets in illiquid investments, as defined in Rule 2a-7 under the Investment Company Act. Harbor Money Market Fund’s investments will be considered illiquid if they cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value that Harbor Money Market Fund assigned to such investments.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to all Funds. The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains sufficient oversight of the process and remains ultimately responsible for the determinations.

Inflation-Indexed Bonds
Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Investment Policies

Inflation-Indexed Bonds — Continued
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending
The SEC has granted the Trust and the Adviser an exemptive order permitting the Funds to participate in an interfund lending program whereby the Funds may directly lend to and borrow money from each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the terms and conditions of the exemptive order. Although Harbor Money Market Fund may rely on the exemptive order to participate in the interfund lending program, it will not participate as a borrower because the Fund rarely needs to borrow cash to meet redemptions.
Any interfund loan made would be preferable to borrowing from a bank from the perspective of the borrowing Fund and more beneficial than an alternative short-term investment from the perspective of a lending Fund. In accordance with the exemptive order, no Fund may lend its uninvested cash to another Fund if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. In addition, a Fund’s loans to another Fund may not exceed 5% of the lending Fund’s net assets. The duration of each interfund loan will be limited to the time required to obtain cash sufficient to repay such loan, but the duration of the loan may not exceed seven days. Each interfund loan may be called on one business day’s notice by the lending Fund and may be repaid on any day by a borrowing Fund.
A Fund may borrow on an unsecured basis (i.e., without posting collateral) through the interfund lending program only if the borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided, that if the borrowing Fund has a secured loan outstanding from any other lender, including another Fund, the lending Fund’s interfund loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total

Investment Policies

Interfund Lending — Continued
assets, the Fund may borrow through the interfund lending program only on a secured basis. A Fund may not borrow through the interfund lending program nor from any other source if its total outstanding borrowings immediately after the borrowing would exceed 33⅓% of its total assets or any limits provided for by the Fund’s investment policies or restrictions.
The limitations discussed above and the other conditions of the SEC exemptive order are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies
Each Fund (other than the Target Retirement Funds) is permitted to invest up to 10% of its assets in securities of other investment companies and up to 5% of its assets in any one other investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. There is no limit on the amount the Target Retirement Funds may own of the total outstanding voting securities of the other series of the Harbor Funds. The Target Retirement Funds, in accordance with their prospectus, may invest more than 5% of their total assets in any one or more of the Harbor Funds. The Target Retirement Funds may invest more than 10% of their total assets in other series of the Harbor Funds. A Target Retirement Fund may also hold more than 3% of the total voting stock of other series of the Harbor funds. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. One or more of the Funds may rely on such orders to make investments in ETFs in excess of these limits.
For purposes of Harbor Money Market Fund’s policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” so as to qualify as a “government money market fund,” the Fund may categorize, as appropriate, investments in other “government money market funds” as within the 99.5% basket.
The Target Retirement Funds may invest in two or more series of Harbor Funds that do not make consistent investment decisions. One series may buy the same security that another series is selling. An investor in a Target Retirement Fund would indirectly bear the costs of both trades without achieving any investment purpose. Conversely, the Target Retirement Funds may invest in two or more series of Harbor Funds that hold common portfolio positions, reducing the diversification benefits of an asset allocation style.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company (“RIC”) under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Investment Policies

Loan Originations, Participations and Assignments
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Core Bond Fund and Harbor Real Return Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, these Funds may participate directly in lending syndicates to corporate borrowers. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may be able to enforce its rights only through the lender, and may assume the credit risk of the lender in addition to the borrower.
The Funds may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Funds may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which a Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless a Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price and, as a result, a Fund’s ability to meet

Investment Policies

Loan Originations, Participations and Assignments — Continued
redemption obligations may be impaired. Thus, a Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Funds rely on the Subadvisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Mortgage “Dollar Roll” Transactions
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Mortgage-Backed Securities
Harbor Bond Fund, Harbor Core Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund may invest in mortgage-backed securities. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. The Subadvisers will monitor regularly the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities (“SMBS”), and other types of “mortgage-backed securities” that may be available in the future. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

Investment Policies

Mortgage-Backed Securities — Continued
The values of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
GUARANTEED MORTGAGE PASS-THROUGH SECURITIES
Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS
CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Investment Policies

Mortgage-Backed Securities — Continued
STRIPPED MORTGAGE-BACKED SECURITIES
SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds’ limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
REVERSE MORTGAGES
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES
Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Investment Policies

Municipal Bonds
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
These Funds may invest up to 5% of their net assets in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Funds may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Funds may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. A Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may

Investment Policies

Municipal Bonds — Continued
have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio.

Options and Futures Transactions
Except as described under “Options on Securities, Securities Indices and Currency” and “Futures Contracts and Options on Futures Contracts,” each Fund (except Harbor Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts, and may purchase and sell options and futures based on securities, indices, currencies, commodities and other assets, including options and futures traded on foreign exchanges and options not traded on any exchange. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.
Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund’s return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest but may produce income, gains or losses.
The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any margin paid or premium received. The Funds’ transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Investment Policies

Options on Securities, Securities Indices and Currency
Harbor Large Cap Value Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Core Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund may use options on currencies for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Harbor Money Market Fund is not authorized to engage in any options transactions. A Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
WRITING COVERED OPTIONS
A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund, with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account with the Funds’ custodian or by setting them aside or restricting them in the Subadviser’s records or systems relating to the Fund. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
PURCHASING OPTIONS
A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.

Investment Policies

Options on Securities, Securities Indices and Currency — Continued
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Partnership Securities
Each Fund (except Harbor Money Market Fund) may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Each Fund (except Harbor Money Market Fund) may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stocks
Each Fund (except Harbor Money Market Fund) may invest in preferred stocks. In the case of Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund, investments in preferred stocks are limited to 10% of each Fund’s total assets. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment Policies

Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.

Repurchase Agreements
Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of FINRA, or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Restricted Securities
Each Fund may purchase and sell restricted securities. Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the Securities Act of 19330 (the “1933 Act”) prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.
Reverse Repurchase Agreements
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. Harbor Bond Fund and Harbor Real Return Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the Subadviser’s records or systems relating to the Fund, to cover its obligations under reverse repurchase agreements.
While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Securities Lending
Each Fund (other than Harbor Real Return Fund, Harbor Money Market Fund and each of the Target Retirement Funds) may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation

Investment Policies

Securities Lending — Continued
from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
Each Fund (other than Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor Emerging Markets Equity Fund and Harbor Money Market Fund) may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Fund’s custodian, or setting aside or restricting in the Subadviser’s records or systems related to the Fund, cash or liquid securities that the Subadviser determines to be liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Small to Mid Companies
Each equity Fund, as well as Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund, may invest in equity securities of small to mid-sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Sovereign Debt Obligations
Each Fund (except Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Money Market Fund) may invest in sovereign debt obligations. Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Core Bond Fund and Harbor Money Market Fund may only invest in U.S. dollar denominated sovereign debt obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that

Investment Policies

Sovereign Debt Obligations — Continued
a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, a Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of a Fund’s investments in that country’s sovereign debt obligations.

Structured Products
Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund will not invest more than 5% of their respective total assets in a combination of credit-linked securities or commodity-linked notes.
CREDIT-LINKED SECURITIES
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to

Investment Policies

Structured Products — Continued
the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
STRUCTURED NOTES AND INDEXED SECURITIES
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as 50 securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Subadviser will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES
Harbor Global Leaders Fund, Harbor Bond Fund, and Harbor Real Return Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Swaps, Caps, Floors and Collars
Harbor Convertible Securities Fund, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value credit default swaps at full

Investment Policies

Swaps, Caps, Floors and Collars — Continued
exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps.
These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.
Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of, or are set aside or restricted in the Subadviser’s records or systems relating to the Fund in the form of, cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.
Harbor Convertible Securities Fund, Harbor Bond Fund and Harbor Real Return Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the respective Fund generally and meets any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements for Harbor Convertible Securities Fund, Harbor Bond Fund, and Harbor Real Return Fund are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated).
Each equity Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market. A swap transaction for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities

Investment Policies

Swaps, Caps, Floors and Collars — Continued
means the counterparty would be obligated to pay the Fund a return based on the market price of the foreign equity security and the Fund would be obligated to pay the counterparty a return based upon a fixed or floating interest rate. As used above, “sale” means a sale to close out the purchase of a foreign equity security through a swap transaction as opposed to a short sale.
Each Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owed by the counterparty to the Fund) and any accrued but unpaid net amounts owed to a counterparty are covered by segregating or earmarking Fund assets determined to be liquid by the Fund’s Subadviser, in accordance with liquidity procedures established by the Funds’ Board of Trustees. Obligations under swap agreements that are covered in this manner are not considered “senior securities” for purposes of a Fund’s investment restriction regarding senior securities, in accordance with prior staff guidance.
Each Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in each Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
CREDIT DEFAULT SWAPS
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation or a net cash-settlement amount. As a seller, during the term of the contract, the Fund will place cash that is not available for investment or liquid securities, equal to the full notional value of the reference obligation, in a separate account with the Fund’s custodian or will set aside or restrict cash or liquid securities in the Subadviser’s records or systems relating to the Fund. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Trust-Preferred Securities
Each Fund (except Harbor Money Market Fund) may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than

Investment Policies

Trust-Preferred Securities — Continued
one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

U.S. Government Securities
Each Fund may invest in U.S. government securities. Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.
Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by GNMA, FNMA, FHLMC and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Variable and Floating Rate Securities
Each Fund (except Harbor Money Market Fund) may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Investment Policies

Warrants and Rights
Each Fund (except Harbor Money Market Fund) may invest in warrants and rights. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.
LOW EXERCISE PRICE WARRANT (“LEPW”)
Harbor Global Leaders Fund may invest up to 20% of its net assets in LEPWs, to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)	with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and with respect to the Target Retirement Funds and Harbor Convertible Securities Fund, shares of other investment companies;
(2)	borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)	act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation);
(5)	issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Funds may issue shares of beneficial interest in multiple series or classes;
(6)	purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)	(except for Harbor Convertible Securities Fund), invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction. Harbor Convertible Securities Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act; or
(8)	make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restriction no. 4, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance

Investment Restrictions

Fundamental Investment Restrictions — Continued
companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Harbor Money Market Fund invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Accordingly, for purposes of fundamental investment restriction no. 4, Harbor Money Market Fund will not invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers’ acceptances, for so long as the Fund intends to qualify as a “government money market fund.”
For purposes of fundamental investment restriction no. 7, the Funds interpret their policy with respect to the investment in commodities or commodity contracts to permit the Funds, subject to the Funds’ investment objectives and general investment policies (as stated in the Funds’ Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Funds have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:
(a)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)	make short sales of securities, except as permitted under the Investment Company Act;
(c)	invest more than 15% (5% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments;
(d)	invest in other companies for the purpose of exercising control or management; or
(e)	with respect to those Funds that are underlying Funds of the Target Retirement Funds, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (55) ................. Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	33	None
Raymond J. Ball (74) ................ Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	33	None
Donna J. Dean (67) ................... Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	33	None
Joseph L. Dowling III (54) ....... Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	33	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (71) ................. Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	33	None
Robert Kasdin (60) .................... Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	33	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (66) ................. Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	33	None
Ann M. Spruill (65) .................... Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	33	None

Trustees and Officers

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
Charles F. McCain (49)* ........... Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	33	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) ....................... Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (47) .......... Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (50) .................. Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (59) ............. Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (39) ............ Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (46) ............... Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) ..... AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (54) ............... Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (50) .................... Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.

Trustees and Officers

Additional Information About the Trustees — Continued
Scott M. Amero.  Mr. Amero retired in 2010 after a 20 year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently serves as Chairman of the Board of Trustees for Rare, a conservation nonprofit, and as a Trustee for Berkshire School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014.
Raymond J. Ball.  Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at The University of Chicago Booth School of Business, and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball joined the University of Chicago Business School’s faculty in 2000 from the William E. Simon Graduate School of Business at the University of Rochester, where he served as the Wesray Professor in Business Administration. Mr. Ball’s teaching and research has a particular focus on corporate disclosure, earnings and stock prices, international accounting and finance, market efficiency and investment strategies. Mr. Ball serves on the Advisory Group for the Financial Reporting Faculty of the Institute of Chartered Accountants in England and Wales. He is a Fellow and CPA of the Australian Society of Certified Practising Accountants. From time to time, he serves as an expert witness and litigation consultant with respect to accounting, economic and financial market issues. Mr. Ball has served on the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board and the Shadow Financial Regulation Committee. Mr. Ball is the Board of Trustees’ “audit committee financial expert” and Chairman of the Audit Committee and has served as a Trustee since 2006.
Donna J. Dean.  Ms. Dean serves as the Chief Investment Officer of the Rockefeller Foundation. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. The Rockefeller Foundation supports this mission by funding a portfolio of initiatives that are intended to revalue ecosystems, advance health, secure livelihoods and transform cities. As Chief Investment Officer, Ms. Dean is responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean is responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes, including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee since 2010.
Joseph L. Dowling III.  Mr. Dowling is the Chief Investment Officer of Brown University, where he is responsible for the University’s approximately $3.5 billion endowment. He has served on the Board of Directors at Integrated Electrical Services (IES) since 2012. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in 1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. He has extensive experience with financial reporting and corporate finance and was elected as an Advisory Board Member in December 2016.  He has served as a Trustee since 2017.
Randall A. Hack.  Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assisted Berkshire Partners in identifying and assessing private companies in which to invest, participated in those investments through Capstone Capital, and served on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. He previously served on the board of Tower Development Corporation, a private company, and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of Fiber Tower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee since 2010.

Trustees and Officers

Additional Information About the Trustees — Continued
Robert Kasdin.   Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015 and as Chief Financial Officer of Johns Hopkins Medicine since 2018. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities, including the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc., and on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. He is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee since 2014.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the management committee. She started her career as an attorney at Debevoise & Plimpton LLP. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee since 2017.
Ann M. Spruill.  Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately owned global investment management firm. Ms. Spruill currently serves as a Trustee for the Financial Accounting Foundation, as a member of the Investment Committee and Chair of Global Equities for the Museum of Fine Arts, Boston and as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee since 2014.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as the Funds’ Chief Compliance Officer from 2004-2017. He also has served as a Director of Harbor Services Group, Inc., the transfer agent to the Funds, since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc., the distributor and principal underwriter to the Funds, since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of the Trust since 2017.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of nine Trustees, eight of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Mr. Hack to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.

Trustees and Officers

Board Leadership Structure — Continued
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
Mses. Dean, Quirk and Spruill and Messrs. Amero, Ball, Dowling, Hack and Kasdin serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor Funds Nominating Committee, c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of Brian L. Collins, Jodie L. Crotteau, Lora A. Kmieciak, Anmarie S. Kolinski, Charles F. McCain, Linda M. Molenda, Erik D. Ojala, John M. Paral and Diana R. Podgorny. The functions of the Valuation Committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary. The Proxy Voting Committee was established as a committee of the Trust in November 2011 and is discussed later in this Statement of Additional Information under the heading “Proxy Voting.”
During Harbor Funds fiscal year ended October 31, 2018, the Board of Trustees held [___] meetings, the Valuation Committee held [___] meetings, the Audit Committee held [___] meetings and the Nominating Committee held [___] meetings. All of the current Trustees and Audit and Nominating Committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustees and Officers

Trustee Compensation
For the fiscal year ended
October 31, 2018
Name of Person, Position	Aggregate Compensation From Harbor Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Harbor Funds Paid to Trustees
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Scott M. Amero, Trustee	$[__________]	-0-	$[__________]
Raymond J. Ball, Trustee[1]	$[__________]	-0-	$[__________]
Donna J. Dean, Trustee	$[__________]	-0-	$[__________]
Joseph L. Dowling III, Trustee	$[__________]	-0-	$[__________]
Randall A. Hack, Trustee[2]	$[__________]	-0-	$[__________]
Robert Kasdin, Trustee[3]	$[__________]	-0-	$[__________]
Kathryn L. Quirk, Trustee	$[__________]	-0-	$[__________]
Ann M. Spruill, Trustee[3]	$[__________]	-0-	$[__________]
[1]	In consideration of his service as chairman of the Trust’s Audit Committee, Mr. Ball received $20,000 in addition to the compensation payable to each other Independent Trustee. During the fiscal year ended October 31, 2018, Mr. Ball elected to defer all of his compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2018, the total value of Mr. Ball’s account under that plan was $[_____].
[2]	In consideration of his service as Lead Independent Trustee, Mr. Hack received $25,000 in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2018. Mr. Hack served as the Lead Independent Trustee effective January 1, 2017, following Mr. Smith’s retirement.
[3]	During the fiscal year ended October 31, 2018, Mr. Kasdin and Ms. Spruill elected to defer all of their compensation pursuant to the Harbor Funds Deferred Compensation Plan for Independent Trustees. As of October 31, 2018, the total value of Mr. Kasdin’s and Ms. Spruill’s accounts under that plan was $[_____] and $[_____], respectively.

Trustees and Officers

Trustee Ownership of Fund Shares [To Be Updated]
As of November 30, 2018, the Trustees and Officers of Harbor Funds as a group owned 1%, 2%, 1%, 1% and 12% of the outstanding shares of beneficial interest of Harbor Strategic Growth Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor Target Retirement 2035 Fund, and Harbor Target Retirement 2045 Fund, respectively and less than 1% of the outstanding shares of beneficial interest of each of the other Funds.
The Fund shares beneficially owned by the Trustees as of December 31, 2017 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Independent Trustees
Scott M. Amero	Harbor International Fund	Over $100,000	Over $100,000
	Harbor Money Market Fund	Over $100,000
Raymond J. Ball[2]	Harbor Mid Cap Growth Fund	Over $100,000	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
Donna J. Dean	Harbor Capital Appreciation Fund	$50,001-$100,000	Over $100,000
	Harbor Mid Cap Growth Fund	$10,001-$50,000
	Harbor Small Cap Growth Fund	$1-$10,000
	Harbor Small Cap Growth Opportunities Fund	$10,001-$50,000
	Harbor Large Cap Value Fund	$50,001-$100,000
	Harbor Mid Cap Value Fund	$10,001-$50,000
	Harbor International Fund	$10,001-$50,000
	Harbor International Growth Fund	$10,001-$50,000
	Harbor Emerging Markets Equity Fund	$10,001-$50,000
	Harbor Convertible Securities Fund	$50,001-$100,000
	Harbor Bond Fund	$50,001-$100,000
Joseph L. Dowling, III[3]			None
Randall A. Hack	Harbor Small Cap Growth Opportunities Fund	Over $100,000	Over $100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor International Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	Over $100,000
Robert Kasdin[2]	Harbor International Growth Fund	Over $100,000	Over $100,000
	Harbor Bond Fund	Over $100,000
Kathryn L. Quirk[3]			None
Ann M. Spruill[2]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor International Fund	Over $100,000

Trustees and Officers

Trustee Ownership of Fund Shares [To Be Updated] — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund[1]		Aggregate Dollar Range of Ownership in Harbor Funds
Interested Trustee
Charles F. McCain[4]	Harbor Capital Appreciation Fund	Over $100,000	Over $100,000
	Harbor Strategic Growth Fund	$10,001-$50,000
	Harbor Mid Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Fund	Over $100,000
	Harbor Small Cap Growth Opportunities Fund	$50,001-$100,000
	Harbor Large Cap Value Fund	Over $100,000
	Harbor Mid Cap Value Fund	$50,001-$100,000
	Harbor Small Cap Value Fund	Over $100,000
	Harbor International Fund	$1-$10,000
	Harbor Diversified International All Cap Fund	$50,001-$100,000
	Harbor International Growth Fund	Over $100,000
	Harbor International Small Cap Fund	$50,001-$100,000
	Harbor Global Leaders Fund	Over $100,000
	Harbor Emerging Markets Equity Fund	$50,001-$100,000
	Harbor Convertible Securities Fund	Over $100,000
	Harbor High-Yield Bond Fund	Over $100,000
	Harbor Bond Fund	Over $100,000
	Harbor Money Market Fund	Over $100,000
[1]	The Target Retirement Funds are offered exclusively to retirement plans sponsored by Owens Illinois, Inc. and the Adviser.
[2]	Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the participating Trustee invested the amount deferred directly in shares of one or more Funds selected by the participating Trustee. Harbor Funds in turn invests those deferred fees directly in shares of the Funds selected by the participating Trustee so that Harbor Funds’ actual returns match the income, gains and losses attributed to the deferral account. The dollar ranges shown for each Harbor fund listed for Messrs. Ball, Kasdin and Ms. Spruill represent the value of the shares of each Fund that correspond to the value of their respective deferral accounts under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested by the participating Trustee in each of those Funds.
[3]	Mr. Dowling and Ms. Quirk were each elected as an Independent Trustee on September 22, 2017 and did not own any shares of Harbor Funds at December 31, 2017.
[4]	Under the Adviser’s Non-Qualified Plan, a participant may elect to defer a portion of his or her compensation for investment in one or more of the Funds. The Adviser invests the full amount of that deferred compensation in the Funds selected by the participant and in turn credits the participant with the income and gains and charges the participant with losses incurred by those Funds. The dollar ranges shown for certain of the Funds listed for Mr. McCain include the value of the shares of each Fund in his deferral account in the Non-Qualified Plan.

Material Relationships of the Independent Trustees [To Be Updated]
For purposes of the discussion below, the italicized terms have the following meanings:
■	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Adviser.
■	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which Harbor Funds Distributors, Inc. (the “Distributor”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Funds include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.
As of December 31, 2017, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Adviser, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2016 and 2017, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser,

Trustees and Officers

Material Relationships of the Independent Trustees [To Be Updated] — Continued
ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2016 and 2017, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■	a Harbor Fund;
■	an officer of Harbor Funds;
■	a related fund;
■	an officer of any related fund;
■	the Adviser;
■	the Distributor;
■	an officer of the Adviser or the Distributor;
■	any affiliate of the Adviser or the Distributor; or
■	an officer of any such affiliate.
During the calendar years 2016 and 2017, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2016 and 2017, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■	the Adviser;
■	the Distributor; or
■	ORIX or any other entity in a control relationship with the Adviser or the Distributor.
During the calendar years 2016 and 2017, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2016 and 2017, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■	any related fund;
■	the Adviser
■	the Distributor;
■	any affiliated person of Harbor Funds; or
■	ORIX or any other entity in a control relationship to the Adviser or the Distributor.
Robert Kasdin is a co-trustee of a trust which, on May 8, 2017, acquired commercial paper issued by BNP Paribas S.A. or an affiliate (“BNP Paribas”). As of May 15, 2017, the approximate market value of the BNP Paribas commercial paper held by the trust was $4,444,396. The commercial paper was purchased for the trust by a discretionary manager and was promptly disposed of after discovery. BNP Paribas S.A. indirectly owns BNP Paribas Asset Management USA, Inc., subadviser to Harbor Money Market Fund. Neither Mr. Kasdin nor any member of his immediate family is a beneficiary of the trust or otherwise has any pecuniary interest in the assets held by the trust.
Kathryn Quirk held various positions at subsidiaries of Prudential Financial Inc. (“Prudential”) from 2004 to 2012. In connection with her prior employment at Prudential, Ms. Quirk received as part of her annual compensation restricted stock and employee stock options. During the two most recently completed calendar years, the number and aggregate value of shares of Prudential stock held by Ms. Quirk varied but sales of the securities and exercise of options in 2016 realized approximately $750,000. Ms. Quirk sold the last of her Prudential stock in 2016 and prior to her joining the Board of Trustees. Prudential is the parent holding company of Jennison Associates LLC, subadviser to Harbor Capital Appreciation Fund.

The Adviser and SubadviserS

The Adviser
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for each Fund pursuant to separate investment advisory agreements with Harbor Funds on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services.  Subject to the approval of the Board of Trustees, the Adviser is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund.
Selection and Oversight of Subadvisers.  The Adviser is responsible for the subadvisers it selects to manage the assets of each Fund  (except the Target Retirement Funds) and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing each Subadviser and for reporting to the Board of Trustees periodically on each Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including thorough reviews and assessments of (i) each Subadviser’s investment process, personnel and investment staff; (ii) each Subadviser’s investment research capabilities; (iii) each Subadviser’s ownership and organization structures; (iv) each Subadviser’s legal, compliance and operational infrastructure; (v) each Subadviser’s brokerage practices; (vi) any material changes in each Subadviser’s business, operations or staffing; (vii) the performance of each Fund and Subadviser relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio. In the case of the Target Retirement Funds, the Adviser is responsible for establishing an asset allocation program for each Target Retirement Fund and for selecting underlying Funds to implement that asset allocation program.
Legal, Compliance, Financial and Administrative Services.  The Adviser is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to,: (i) providing the Funds with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Adviser deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Adviser is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees [To Be Updated]
For its services, each Fund (except the Target Retirement Funds) pays the Adviser an advisory fee, which is an annual rate based on the Fund’s average net assets. The table below sets forth for each Fund (except the Target Retirement Funds) the advisory fee rate, the fees paid to the Adviser for the past three fiscal years before the effect of any expense limitation (shown below) in effect for the past three fiscal years that reduced the advisory fee paid. Because the Adviser serves as the investment adviser for each Fund, the Target Retirement Funds benefit from the investment advisory services provided to the underlying Harbor Funds and, as shareholders of those Funds, indirectly bear a proportionate share of those Funds’ advisory expenses. The Target Retirement Funds do not separately pay the Adviser an advisory fee.

The Adviser and SubadviserS

Advisory Fees [To Be Updated] — Continued
	Current Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%		$$157,071	$153,723
(Reduction due to fee waiver/expense limitation)	—		(12,325)	(11,568)
Harbor Strategic Growth Fund[1]	0.60
For the period July 1, 2017 to October 31, 2017			85	N/A
For the period March 6, 2017 to June 30, 2017			58	N/A
Harbor Mid Cap Growth Fund	0.75		2,745	4,014
Harbor Small Cap Growth Fund	0.75		5,011	4,355
Harbor Small Cap Growth Opportunities Fund	0.75		1,857	1,564
Harbor Large Cap Value Fund	0.60		3,246	1,879
Harbor Mid Cap Value Fund	0.75		7,008	5,612
(Reduction due to fee waiver/expense limitation)	—		(217)	(98)
Harbor Small Cap Value Fund	0.75		7,138	6,245
Harbor Small Cap Value Opportunities Fund[2]	0.75		47	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	0.75%/0.65% [a]		$$235,554	$271,408
(Reduction due to fee waiver/expense limitation)	—		(2,078)	(5,136)
Harbor Diversified International All Cap Fund	0.75		1,689	828
Harbor Overseas Fund[3]	0.75	N/A	N/A	N/A
Harbor International Growth Fund	0.75		2,555	2,125
Harbor International Small Cap Fund[4]	0.85		220	109
Harbor Global Leaders Fund	0.75		302	343
Harbor Emerging Markets Equity Fund	0.95		449	349
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	0.65%	$	$ 2,064	$ 2,356
(Reduction due to fee waiver/expense limitation)	—		(91)	N/A
Harbor High-Yield Bond Fund	0.60		10,101	10,426
(Reduction due to fee waiver/expense limitation)	—		(674)	(695)
Harbor High-Yield Opportunities Fund[5]	0.60		N/A	N/A
Harbor Bond Fund	0.48		10,930	13,048
(Reduction due to fee waiver/expense limitation)	—		(638)	(859)
Harbor Core Bond Fund[6]	0.34		N/A	N/A
Harbor Real Return Fund	0.48		504	568
Harbor Money Market Fund	0.20		304	323
(Reduction due to fee waiver/expense limitation)	—		(304)	(323)
[1]	Commenced operations on March 6, 2017. In addition, the Fund changed its fiscal year end from June 30 to October 31.
[2]	Commenced operations on August 1, 2017.
[3]	Commenced operations on March 1, 2019.
[4]	Commenced operations on February 1, 2016.
[5]	Commenced operations on November 1, 2017.
[6]	Commenced operations on June 1, 2018.
[a]	0.75% on the first $12 billion and 0.65% thereafter.

The Subadvisers
The Adviser has engaged the services of unaffiliated subadvisers (each, a “Subadviser”) to provide portfolio management services to the Funds (except the Target Retirement Funds).
The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a “Subadvisory Contract”) with the Adviser and Harbor Funds, on behalf of each respective Fund (except the Target Retirement Funds). Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives

The Adviser and SubadviserS

The Subadvisers — Continued
and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Harbor Capital Appreciation Fund.  The Fund is subadvised by Jennison Associates LLC (“Jennison”). Jennison is a direct, wholly-owned subsidiary of PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
Harbor Strategic Growth Fund.  The Fund is subadvised by Mar Vista Investment Partners, LLC (“Mar Vista”). Mar Vista was founded in November 2007 and provides investment advisory services to mutual funds, institutional accounts and individual investors. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista.
Harbor Mid Cap Growth Fund.  The Fund is subadvised by Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Harbor Small Cap Growth Fund.  The Fund is subadvised by Westfield Capital Management Company, L.P. (“Westfield”). Westfield is majority employee owned. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.
Harbor Small Cap Growth Opportunities Fund.  The Fund is subadvised by Elk Creek Partners, LLC (“Elk Creek”). Elk Creek is 100% employee owned. The day-to-day management and strategic decisions of Elk Creek are controlled by the members of its senior management team.
Harbor Large Cap Value Fund.  The Fund is subadvised by Aristotle Capital Management, LLC (“Aristotle”). Aristotle was founded in 1959 through predecessor entities. Aristotle is a limited liability company majority owned by its employees.
Harbor Mid Cap Value Fund.  The Fund is subadvised by LSV Asset Management (“LSV”). LSV is a Delaware general partnership between the management team and current and retired employee partners (61%) and SEI Funds, Inc. (39%). The day-to-day management and strategic decisions of the Subadviser are controlled by LSV’s Executive Committee and other senior employee partners of LSV.
Harbor Small Cap Value Fund.  The Fund is subadvised by EARNEST Partners LLC (“EARNEST Partners”). EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Harbor Small Cap Value Opportunities Fund.  The Fund is subadvised by Sapience Investments, LLC (“Sapience”). Sapience is an independent, majority employee-owned investment management boutique with Estancia Capital Partners, L.P. as a minority shareholder in the firm.
Harbor International Fund and Harbor Diversified International All Cap Fund.  The Fund is subadvised by Marathon Asset Management LLP (“Marathon-London”). Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees.
Harbor Overseas Fund.  The Fund is subadvised by Acadian Asset Management LLC (“Acadian”). Acadian was founded in 1986 Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group plc (“BSIG”), a publicly listed company on the NYSE.
Harbor International Growth Fund.  The Fund is subadvised by Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford, a registered company incorporated in Scotland, is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford was organized in 1983, and is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is a partnership and is wholly owned by partners who work at the firm.
Harbor International Small Cap Fund. The Fund is subadvised by Baring International Investment Limited (“Barings”). Barings is an indirect wholly-owned subsidiary of Barings LLC., itself an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

The Adviser and SubadviserS

The Subadvisers — Continued
Harbor Global Leaders Fund.  The Fund is subadvised by Sands Capital Management, LLC (“Sands Capital”). Sands Capital is an independent, employee-owned professional investment management firm. Sands Capital Management, LP (“Sands LP”) owns a majority interest in Sands Capital. Sands Family Trust, LLC, the general partner of Sands LP, holds a nominal interest in Sands Capital and serves as Sands Capital’s manager. Officers and employees of Sands Capital own interests in Sands LP. Sands LP is controlled by two limited liability companies, each of which own less than 50% of Sands LP. Frank M. Sands, Sr. ultimately controls one of these limited liability companies; Frank M. Sands ultimately controls the other.
Harbor Emerging Markets Equity Fund.  The Fund is subadvised by Oaktree Capital Management, L.P. (“Oaktree”). Oaktree is a leading global investment management firm focused on alternative markets. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in emerging markets equities. Oaktree was founded in 1995 by a group of principals who have worked together since the mid-1980s. Headquartered in Los Angeles, California, the firm has over 900 employees and offices in 18 cities worldwide. Oaktree is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a publicly traded company listed on the New York Stock Exchange under the ticker symbol “OAK.” OCG is indirectly controlled by Oaktree’s senior executives, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, and Sheldon Stone.
Harbor Bond Fund and Harbor Real Return Fund.  The Funds are subadvised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
Harbor Core Bond Fund.  The Fund is subadvised by Income Research + Management (“IR+M”). IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund.  The Funds are subadvised by Shenkman Capital Management, Inc. (“Shenkman Capital”). Shenkman Capital is a privately-held company and was founded by Mark R. Shenkman who remains the firm’s President, Co-Chief Investment Officer, and controlling shareholder. Shenkman Capital is 100% owned by Mark R. Shenkman, the Shenkman family, current and former team members, and one outside director.
Harbor High-Yield Opportunities Fund.  The Fund is subadvised by Crescent Capital Group LP (“Crescent”). Crescent is an independent, employee-owned asset management firm. Crescent Capital GP LLC (“CCGP”) is the General Partner of the firm. Jean-Marc Chapus and Mark L. Attanasio are limited partners of Crescent, and are the principal owners of both Crescent and CCGP.
Harbor Money Market Fund.  The Fund is subadvised by BNP Paribas Asset Management USA, Inc. (“BNP”). The Subadviser is directly wholly-owned by its parent company, BNP Paribas Asset Management USA Holdings Inc., which in turn is indirectly wholly-owned by BNP Paribas S.A., a publicly owned banking corporation organized in the Republic of France.

The Adviser and SubadviserS

Subadvisory Fees [To Be Updated]
The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.
	Fee Paid by the Adviser to Subadviser For Year Ended October 31 (000s)
	2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$	$ 56,117	$ 54,996
Harbor Strategic Growth Fund[1]		N/A	N/A
For the period July 1, 2017 to October 31, 2017	N/A	49	N/A
For the period March 6, 2017 to June 30, 2017	N/A	36	N/A
Harbor Mid Cap Growth Fund		1,562	2,242
Harbor Small Cap Growth Fund		3,033	2,684
Harbor Small Cap Growth Opportunities Fund		1,151	993
Harbor Large Cap Value Fund		1,301	821
Harbor Mid Cap Value Fund		3,493	2,849
Harbor Small Cap Value Fund		4,325	3,814
Harbor Small Cap Value Opportunities Fund[2]		31	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund		$$129,277	$146,686
Harbor Diversified International All Cap Fund		1,126	552
Harbor Overseas Fund[3]	N/A	N/A	N/A
Harbor International Growth Fund		1,461	1,239
Harbor International Small Cap Fund[4]		130	64
Harbor Global Leaders Fund
Sands Capital Management, LLC[5]		125	N/A
Marsico Capital Management, LLC	N/A	64	206
Harbor Emerging Markets Equity Fund		283	220
FIXED INCOME FUNDS
Harbor Convertible Securities Fund	$	$ 1,270	$ 1,451
Harbor High-Yield Bond Fund		5,108	5,275
Harbor High-Yield Opportunities Fund[6]		N/A	N/A
Harbor Bond Fund		5,052	5,939
Harbor Core Bond Fund[7]		N/A	N/A
Harbor Real Return Fund		262	296
Harbor Money Market Fund		202	212
[1]	Commenced operations March 6, 2017. In addition, the Fund changed its fiscal year end from June 30 to October 31.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations March 1, 2019.
[4]	Commenced operations February 1, 2016.
[5]	Sands Capital became subadviser to Harbor Global Leaders Fund on March 1, 2017. Accordingly, no subadvisory fees were paid to Sands Capital prior to that date.
[6]	Commenced operations November 1, 2017.
[7]	Commenced operations June 1, 2018.

The Portfolio Managers

Other Accounts Managed [To Be Updated]
The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2018 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of each Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CAPITAL APPRECIATION FUND
Spiros “Sig” Segalas
All Accounts	15	$ 17,604	4	$ 893	2	$ 560
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kathleen A. McCarragher
All Accounts	14	19,805	2	729	10	1,318
Accounts where advisory fee is based on account performance (subset of above)	2	3,951	0	—	0	—
HARBOR STRATEGIC GROWTH FUND
Silas A. Myers, CFA
All Accounts	2	$ 665	7	$ 472	222	$ 2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Brian L. Massey, CFA
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Joshua J. Honeycutt, CFA
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jeffrey B. Prestine
All Accounts	2	665	7	472	222	2,083
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR MID CAP GROWTH FUND
Stephen C. Mortimer
All Accounts	12	11,274,940	3	154,850	2	660,033
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Michael T. Carmen, CFA
All Accounts	12	11,746,895	22	3,179,783	7	795,080
Accounts where advisory fee is based on account performance (subset of above)	0	—	4	1,849,964	0	—
Mario E. Abularach, CFA, CMT
All Accounts	8	9,178,647	1	13,491	1	21,092
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR SMALL CAP GROWTH FUND
William A. Muggia
All Accounts	9	2,503	8	997	324	8,797
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	22	25	2,150
Richard D. Lee, CFA
All Accounts	8	2,387	4	951	284	8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP GROWTH FUND — Continued
Ethan J. Meyers, CFA
All Accounts	8	$ 2,387	4	$ 951	284	$ 8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957
John M. Montgomery
All Accounts	8	2,387	4	951	284	8,538
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	24	1,957
HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
Cam Philpott, CFA
All Accounts	1	$ 32	0	—	36	$ 1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
David Hand, CFA
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
Hiren Patel, Ph.D.
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
Sean McGinnis, CFA
All Accounts	1	32	0	—	36	1,657
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	1	67
HARBOR LARGE CAP VALUE FUND
Howard Gleicher, CFA
All Accounts	8	1,267	13	4,341	2,063	8,734
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	432
Gregory D. Padilla, CFA
All Accounts	6	1,191	12	4,272	1,490	8,400
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	2	432
HARBOR MID CAP VALUE FUND
Josef Lakonishok, Ph.D.
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	0	38	1,283	48	11,281
Menno Vermeulen, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	0	38	1,283	48	11,281
Puneet Mansharamani, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	0	38	1,283	48	11,281
Greg Sleight
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	0	38	1,283	48	11,281
Guy Lakonishok, CFA
All Accounts	38	20,637	78	28,347	457	62,907
Accounts where advisory fee is based on account performance (subset of above)	0	0	38	1,283	48	11,281

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMALL CAP VALUE FUND
Paul E. Viera
All Accounts	8	1,866	27	2,583	147	10,399
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	6	1,174
HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
Samir Sikka
All Accounts*	1	$ 171	1	$ 7	21	$ 571
Accounts where advisory fee is based on account performance (subset of above)*	0	—	0	—	0	—
HARBOR INTERNATIONAL FUND
Neil M. Ostrer
All Accounts	3	$ 2,759	16	24,705	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	24,705	8	1,930
Charles Carter
All Accounts	3	2,759	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
Nick Longhurst
All Accounts	3	2,759	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
William J. Arah
All Accounts	3	2,759	17	24,619	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	17	24,619	9	3,219
Simon Somerville
All Accounts	3	2,759	15	24,309	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	24,309	9	3,219
Simon Todd, CFA
All Accounts	3	2,759	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Nickson, CFA
All Accounts	3	2,759	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Godfrey, CFA
All Accounts	3	2,759	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
David Cull, CFA
All Accounts	3	2,759	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Neil M. Ostrer
All Accounts	3	$ 14,407	16	$ 24,075	54	$ 22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	24,075	8	1,930
Charles Carter
All Accounts	3	14,407	15	23,714	54	22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND — Continued
Nick Longhurst
All Accounts	3	$ 14,407	15	$ 23,714	54	$ 22,729
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	23,714	8	1,930
William J. Arah
All Accounts	3	14,407	17	24,619	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	17	24,619	9	3,219
Simon Somerville
All Accounts	3	14,407	15	24,039	55	25,699
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	15	24,039	9	3,219
Simon Todd, CFA
All Accounts	3	14,407	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Nickson, CFA
All Accounts	3	14,407	14	23,625	50	21,620
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	14	23,625	6	1,360
Michael Godfrey, CFA
All Accounts	3	14,407	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
David Cull, CFA
All Accounts	3	14,407	16	23,612	51	21,817
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	16	23,612	6	1,360
Robert Anstey, CFA
All Accounts	2	2,089	8	4,068	27	12,571
Accounts where advisory fee is based on account performance (subset of above)	1	1,798	8	4,068	4	813
HARBOR OVERSEAS FUND
Brendan O. Bradley, Ph.D.
All Accounts
Accounts where advisory fee is based on account performance (subset of above)
Ryan D. Taliaferro, Ph.D.
All Accounts
Accounts where advisory fee is based on account performance (subset of above)
Harry Gakidis, Ph.D.
All Accounts
Accounts where advisory fee is based on account performance (subset of above)
HARBOR INTERNATIONAL GROWTH FUND
Gerard Callahan
All Accounts	5	2,784	2	501	42	11,705
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	305
Iain Campbell
All Accounts	5	2,784	2	229	43	11,512
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	305

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR INTERNATIONAL GROWTH FUND — Continued
Joe Faraday, CFA
All Accounts	5	$ 2,784	1	$ 55	38	$ 11,357
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	305
Moritz Sitte, CFA
All Accounts	5	2,784	2	635	38	11,357
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	305
Sophie Earnshaw, CFA
All Accounts	5	2,784	2	173	38	11,357
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	305
HARBOR INTERNATIONAL SMALL CAP FUND
Nicholas M. Williams
All Accounts	0	$ —	4	$ 3,056	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Colin C. Riddles
All Accounts	0	—	4	3,056	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rosemary C. Simmonds, CFA
All Accounts	0	—	4	3,056	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR GLOBAL LEADERS FUND
Sunil H. Thakor, CFA
All Accounts	2	$ 2,930	9	$ 5,972	29	$ 6,218
Accounts where advisory fee is based on account performance (subset of above)	0	$ 0	0	$ 0	6	$ 1,603
HARBOR EMERGING MARKETS EQUITY FUND
Frank J. Carroll
All Accounts	7	890	2	1,521	5	959
Accounts where advisory fee is based on account performance (subset of above)	2	160	0	0	0	0
Timothy D. Jensen
All Accounts	7	890	2	1,521	5	959
Accounts where advisory fee is based on account performance (subset of above)	2	160	0	0	0	0
HARBOR CONVERTIBLE SECURITIES FUND
Mark R. Shenkman
All Accounts	3	$ 1,097	28	$ 8,854	152	$ 15,170
Accounts where advisory fee is based on account performance (subset of above)	0	0	12	4,388	6	278
Justin W. Slatky
All Accounts	3	1,097	28	8,854	152	15,170
Accounts where advisory fee is based on account performance (subset of above)	0	0	12	4,388	6	278
Raymond F. Condon
All Accounts	1	258	5	414	47	388
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CONVERTIBLE SECURITIES FUND — Continued
Jordan N. Barrow, CFA
All Accounts	2	$ 831	8	$ 2,300	63	$ 2,204
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
HARBOR HIGH-YIELD BOND FUND
Mark R. Shenkman
All Accounts	3	$ 1,097	28	$ 8,854	152	$ 15,170
Accounts where advisory fee is based on account performance (subset of above)	0	0	12	4,388	6	278
Justin W. Slatky
All Accounts	3	1,097	28	8,854	152	$ 15,170
Accounts where advisory fee is based on account performance (subset of above)	0	0	12	4,388	6	278
Eric Dobbin
All Accounts	0	0	3	1,735	61	8,364
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
Steven N. Schweitzer
All Accounts	1	574	6	3,621	77	10,180
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
Robert S. Kricheff
All Accounts	0	0	4	1,834	63	8,536
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	1	$ 110
Neil Wechsler, CFA
All Accounts	0	0	3	1,735	61	8,364
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
HARBOR HIGH-YIELD OPPORTUNITIES FUND
John A. Fekete
All Accounts	2	700	2	1,466	16	2,201
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Conrad E. Chen
All Accounts	2	700	2	1,466	16	2,201
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Ross M. Slusser
All Accounts	c	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Scott K. Fukumoto
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR BOND FUND
Scott A. Mather
All Accounts	23	107,750	20	11,843	85	29,607
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,052
Mark R. Kiesel
All Accounts	21	134,032	64	68,190	123	64,468
Accounts where advisory fee is based on account performance (subset of above)	0	—	12	10,426	13	4,260

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR BOND FUND — Continued
Mihir P. Worah, Ph.D.
All Accounts	44	$ 97,126	26	$ 12,029	42	$ 20,745
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	188	5	1,673
HARBOR CORE BOND FUND
William A. O’Malley, CFA
All Accounts	6	$ 2,617	31	$ 9,511	491	$ 54,067
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
James E. Gubitosi, CFA
All Accounts	6	2,617	31	9,511	491	54,067
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
Sarah M. Kilpatrick
All Accounts	6	2,617	31	9,511	491	54,067
Accounts where advisory fee is based on account performance (subset of above)	0	0	0	0	0	0
HARBOR REAL RETURN FUND
Mihir P. Worah, Ph.D.
All Accounts	44	97,126	26	12,029	42	20,745
Accounts where advisory fee is based on account performance (subset of above)	0	—	1	188	5	1,673
Jeremie Banet
All Accounts	33	48,067	14	6,701	17	2,395
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
HARBOR MONEY MARKET FUND
Kenneth J. O’Donnell, CFA
All Accounts	0	$ —	2	$ 134	19	$ 6,661
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	4	2,877
HARBOR TARGET RETIREMENT FUNDS
Brian L. Collins, CFA
All Accounts	0	$ —	0	$ —	0	$ —
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Paul C. Herbert, CFA, CAIA
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Linda M. Molenda
All Accounts	0	—	0	—	0	—
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

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Jennison Associates LLC — Continued
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Large Accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Jennison.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure

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Jennison Associates LLC — Continued
tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
COMPENSATION
Mr. Segalas and Ms. McCarragher serve as the portfolio managers of Harbor Capital Appreciation Fund. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents most of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

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Jennison Associates LLC — Continued
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Segalas and Ms. McCarragher beneficially owned shares of Harbor Capital Appreciation Fund with a value of over $1,000,000 each.

Mar Vista Investment Partners, LLC
CONFLICTS OF INTEREST
Mar Vista understands that potential material conflicts of interest exist in “side-by-side” management. As such, Mar Vista has always had procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.
Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate.
Mar Vista’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.
COMPENSATION
Mar Vista’s investment professionals receive a base salary commensurate with their level of experience. Mar Vista’s goal is to maintain competitive base salaries through a review of industry standards, market conditions and salary surveys. Each portfolio manager’s compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Mar Vista’s strategic growth accounts. Each portfolio manager participates in the Fund’s division’s profit growth through annual profit (bonus) distribution. Compensation is tied to performance in this way.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Honeycutt owned shares with a value between $10,000 and $50,000 of Harbor Strategic Growth Fund and Messrs. Myers, Massey, and Prestine.did not beneficially own any shares of the Fund.

Wellington Management Company LLP
CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase

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Wellington Management Company LLP — Continued
the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Carmen also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Mortimer, Carmen and Abularach are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Harbor Mid Cap Growth Fund	Gross Lipper Mid Cap Growth Avg 50%/Russell Mid Cap Growth 50%
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Mortimer owned shares of Harbor Mid Cap Growth Fund with a value between $500,001 and $1,000,000 and Messrs.Carmen and Abularach did not beneficially own any shares of Harbor Mid Cap Growth Fund.

The Portfolio Managers

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where it does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of Westfield’s interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team. Although Westfield recognizes the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of its Marketing/Client Service team to provide input into brokerage selection.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance also reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which they also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because their financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of client accounts to ensure procedures have been followed.

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Westfield Capital Management
Company, L.P. — Continued
COMPENSATION
Members of the Westfield Investment Committee may be eligible to receive various components of compensation:
■	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
■	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three-year attribution summary is also considered when determining the bonus award.
■	Investment Committee members may be eligible to receive equity interest in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
■	Investment Committee members may receive a portion of the performance-based fee earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Muggia, Lee, and Montgomery did not beneficially own any shares of Harbor Small Cap Growth Fund. Mr. Meyers beneficially owned shares of Harbor Small Cap Growth Fund with a value between $100,001 and $500,000.

Elk Creek Partners, LLC
CONFLICTS OF INTEREST
The management of client accounts side-by-side (including those of Elk Creek Partners’ Investment Team) creates conflicts of interest. Elk Creek Partners’ may have incentive to allocate attractive investments to clients who pay a higher fee, clients who pay a performance fee, or accounts managed for the benefit of “supervised persons” of Elk Creek Partners. Elk Creek Partners has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments (including IPOs) across all client accounts. Whenever possible, trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.
Supervised persons of Elk Creek Partners may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Elk Creek Partners’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Elk Creek Partners has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Elk Creek Partners’ Code of Ethics and monitored regularly by Elk Creek Partners’ Chief Compliance Officer. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Elk Creek Partners.
When evaluating broker/dealers, Elk Creek Partners may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Elk Creek Partners’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to us on behalf of Elk Creek Partners’ clients. These research services include, but are not limited to: provision of broker/dealer’s research; access to analysts employed by the broker/dealer firm; broker/dealer-arranged meetings with management teams of potential or existing portfolio holdings; and broker/dealer sponsorship of investment conferences at which Elk Creek Partners can meet and evaluate management teams representing current or potential investments. The inclusion of these additional services in Elk Creek Partners’ evaluation presents conflicts of interest.
Elk Creek Partners also uses commissions generated by client accounts, or soft dollars, to pay directly for research, research related services, and services related to the execution of securities transactions. Elk Creek Partners engages in soft dollar relationships as defined under the “brokerage and research services” safe harbor in Section 28(e) of the Securities and Exchange Act of 1934. Under this standard,

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Elk Creek Partners, LLC — Continued
eligible brokerage services include communication services related to the execution, clearing and settlement of securities transactions, as well as other functions that are incidental to affecting securities trades (i.e., connectivity services between the money manager and the broker-dealer and other relevant parties such as a custodian). Software that is used in connection with routing trades is also within this standard.
Elk Creek Partners has established policies and procedures designed to mitigate conflicts related to the selection of broker/dealers. Elk Creek Partners regularly and formally reviews the allocation of commissions across the broker/dealers with whom it transacts and its use of client commission dollars to pay directly for services and software to ensure Elk Creek Partners is getting adequate research and execution for the client commissions paid.
COMPENSATION
The four members of Elk Creek Partners’ Investment Team are also founding partners of the firm. The firm’s compensation plan for Investment Team members consists of a base salary commensurate with industry standards and a share in the overall profits of the firm.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Philpott beneficially owned shares of Harbor Small Cap Growth Opportunities Fund with a value between $100,001 and $500,000; and Messrs. Hand, Patel and McGinnis did not beneficially own any shares of Harbor Small Cap Growth Opportunities Fund.

Aristotle Capital Management, LLC
CONFLICTS OF INTEREST
Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.
With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.
COMPENSATION
All Aristotle investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Gleicher beneficially owned shares of Harbor Large Cap Value Fund with a value between $100,001 and $500,000 and Mr. Padilla did not own any shares of the Harbor Large Cap Value Fund.

The Portfolio Managers

LSV Asset Management
CONFLICTS OF INTEREST
From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of Harbor Mid Cap Value Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as Harbor Mid Cap Value Fund, track the same index Harbor Mid Cap Value Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by Harbor Mid Cap Value Fund. The other accounts might also have different investment objectives or strategies than Harbor Mid Cap Value Fund. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.
Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of Harbor Mid Cap Value Fund. Because of the portfolio manager’s positions with Harbor Mid Cap Value Fund, the portfolio manager knows the size, timing and possible market impact of Harbor Mid Cap Value Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of Harbor Mid Cap Value Fund.
Investment Opportunities.  A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both Harbor Mid Cap Value Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both Harbor Mid Cap Value Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by Harbor Mid Cap Value Fund and another account. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under LSV’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and LSV’s investment outlook. LSV has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of Harbor Mid Cap Value Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees.  The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to Harbor Mid Cap Value Fund. LSV has adopted policies and procedures reasonably designed to allocate investment opportunities between Harbor Mid Cap Value Fund and such other accounts on a fair and equitable basis over time.
COMPENSATION
Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. In addition, each is a partner and receives a portion of the overall profit of the firm as part of his ownership interest.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. J. Lakonishok, Vermeulen, Mansharamani, Sleight and G. Lakonishok did not beneficially own any shares of Harbor Mid Cap Value Fund.

The Portfolio Managers

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners may be responsible for managing Harbor Small Cap Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor Small Cap Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Viera did not beneficially own any shares of Harbor Small Cap Value Fund.

Sapience Investments, LLC
CONFLICTS OF INTEREST
Sapience’s Chief Investment Officer (“CIO”) faces inherent conflicts of interest in his day-to-day management of Harbor Small Cap Value Opportunities Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts he manages. For instance, to the extent that the CIO manages accounts with different investment strategies than the Fund, he may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the CIO may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the CIO to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Sapience has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Sapience has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Fund and any personal accounts the portfolio manager may maintain.
The CIO often provides investment management for separate accounts advised in the same or similar investment style as that provided to the Fund. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Sapience has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
COMPENSATION
Compensation for investment professionals consists of a base salary, bonus, and equity distributions. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks, overall client satisfaction and individual contribution. Sapience’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to composite performance relative to specified benchmarks (with respect to the Fund, the benchmark is the Russell 2000® Value Index). To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance. Equity distributions are a share of Sapience’s profits. These distributions are based on each investment professional’s ownership percentage in Sapience.

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Sapience Investments, LLC — Continued
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Sikka did not beneficially own any shares of Harbor Small Cap Value Opportunities Fund.

Marathon Asset Management LLP
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Carter, Longhurst, Somerville, Todd, Nickson, Godfrey, Cull, and Anstey) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. The founder member portfolio managers (Messrs. Arah and Ostrer) are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of either Harbor International Fund or Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the respective Fund and other clients. In addition, Mr. Ostrer and Mr. Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Todd, Nickson, Godfrey, and Cull did not beneficially own any shares of Harbor International Fund and Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Todd, Nickson, Godfrey, Cull, and Anstey did not beneficially own any shares of Harbor Diversified International All Cap Fund.

Acadian Asset Management LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by Acadian’s investment management and Acadian’s compliance team.
COMPENSATION
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

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Acadian Asset Management LLC — Continued
Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.
SECURITIES OWNERSHIP
Since Harbor Overseas Fund had not commenced operations prior to March 1, 2019, Messrs. Bradley, Taliaferro, and Gakidis did not beneficially own any shares of the Fund.

Baillie Gifford Overseas Limited
CONFLICTS OF INTEREST
Baillie Gifford has a duty to act in the best interests of our clients and to treat them fairly when providing investment services to them. Baillie Gifford acts as investment manager or adviser to both pooled funds and separately managed segregated accounts both on a discretionary and advisory basis. In some cases both have similar objectives and similar strategies. From time to time, there may be situations that give rise to a conflict of interest.
A conflict can arise between the interests of Baillie Gifford and its affiliates, the Partners of Baillie Gifford & Co and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict of interest from adversely affecting the interests of our clients. In addition, where Baillie Gifford pays or accepts any fee or commission, or provide or receive any non-monetary benefit in relation to our investment services, the firm takes care to ensure that such benefits do not place Baillie Gifford or any third party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interests of our clients.
Baillie Gifford maintains a firm-wide Conflicts of Interest Policy and Matrix which identifies conflicts and potential conflicts of interest that exist within the group and the procedures and controls that have been adopted to prevent or manage these conflicts. It is subject to review and approval by the Compliance Committee and the relevant management body of each regulated entity within the Baillie Gifford group. Each Partner of Baillie Gifford & Co and employee has a responsibility for the identification of conflicts through adherence to Baillie Gifford’s Code of Ethics.
Once a conflict has been identified Baillie Gifford must determine whether it may result in a material risk of damage to the interests of its clients and must specify procedures to be followed and measures to be adopted in order to manage the conflict.
The Compliance Committee is responsible for the oversight of this Policy and the Conflicts Matrix. A Conflicts of Interest Assessment is conducted annually in October with a written report presented to the Compliance Committee in November. The assessment considers whether all conflicts of interest have been identified and added to the matrix, and also tests the mitigating controls in place for existing conflicts of interest to assess the adequacy. In addition to the annual assessment, the Compliance Committee have a standing quarterly agenda item to consider emerging conflicts of interest and compliance risks and we have also established a sub-group of the Compliance Committee that is convened on an ad-hoc basis to consider any material/emerging conflicts of interest matters.
This process ensures that senior management within Baillie Gifford are engaged in the conflicts identification and management process with a view to ensuring the risks arising from conflicts are appropriately and effectively mitigated.
The day-to-day maintenance of the Policy is the responsibility of the Compliance Department.
COMPENSATION
Baillie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.
The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retention of our existing clients, achieved through providing excellent investment service.

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Baillie Gifford Overseas Limited — Continued
The prospect of becoming a partner is a strong incentive to younger professionals. There is no set criteria for an employee to become a partner - individuals are invited to join the partnership as a result of their proven ability and ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. Baillie Gifford actively looks to move its most qualified people along the partnership track.
A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.
The remuneration for Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements: (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus (the latter being referred to as the Investment Departments’ Bonus Scheme).
Performance for non-partner Investment Managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting our emphasis on long-term investing.
Within the firm each Investment Team and Portfolio Construction Group have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with by each Head of Department following consultation with the Investment Management Committee.
All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Callahan, Campbell, Faraday and Sitte and Ms. Earnshaw did not beneficially own any shares of Harbor International Growth Fund.

Baring International Investment Limited
CONFLICTS OF INTEREST
Barings Framework for Addressing Potential Conflicts of Interest
As an investment adviser, Barings’ primary business is that of rendering investment advice for its advisory clients. To the extent that Barings becomes involved in a new line of business or offers a new product (including those related to rendering investment advice), Barings has adopted a Global Conflict of Interest policy that establishes a framework for:
■	Identifying circumstances and relationships that are or could potentially be deemed a conflict of interest between Barings and its investment advisory clients (“clients”);
■	Assessing the impact of such potential conflicts of interest on its clients;
■	Devising policies and associated procedures to address the potential conflicts of interest in a manner that is fair and equitable to clients and does not disadvantage a client relative to Barings; and
■	Making appropriate disclosure of those potential conflicts of interest to clients.
Barings has established a robust corporate governance structure including various committees such as a Conflicts Committee, Products and Services Committee, Trading Practices Committee, Pricing and Valuation Committee, and Risk Committees whose mandates and charters include conflict identification and resolution.
Barings’ Compliance Department conducts various types of testing and monitoring to ensure that the outcome of operational, investment compliance and risk activities, including those related to conflicts of interest, over time are consistent with expectations and Barings’ Investment Adviser Compliance Manual. These tests focus around risks or conflicts of interest specific to Barings and its fiduciary obligations to its clients. The types of testing can be summarized as follows:
■	Quality Controls – Barings has implemented day to day controls or testing to ensure compliance with the policies and procedures, applicable regulations and/or other operational procedures that support Barings’ compliance program. Many of these are found in Barings’ Investment Adviser Compliance Manual.
■	Assurance Testing – Barings conducts testing that confirms that a particular item, record, policy, procedure or process exists. Barings developed various tools detailing items, records, controls

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Baring International Investment Limited — Continued
or requirements within various policies and procedures and performs assurance testing on these items to ensure that policy requirements are met and any changes to policies and procedures are working effectively and that no further revisions are warranted.
■	Forensic Testing – Barings’ also conducts testing that reviews activity over a period of time and/or across portfolios managed by Barings to identify unusual trends or patterns. This testing is also used to determine whether quality controls or assurance testing are effective, and to determine whether all conflicts of interest have been addressed and appropriately mitigated. Information related to certain areas of testing (e.g., Insider Trading, Short Sales, Allocations, Errors, Trader Phone Recordings, Proxy Voting, Guideline Monitoring, Gifts and Entertainment, Political Contributions and Personal Securities Transactions, etc.) is provided to the relevant Governance Committees throughout the year.
When possible, the Compliance Department leverages existing processes and activities to conduct the types of testing listed above as part of its Annual Assessment. Testing is both automated and manual depending on the area of review and the type of review being conducted. The following is a list of some of the key systems used by the Compliance Department in its various monitoring and review processes:
■	Personal Trading Assistant – external vendor application used to monitor personal trading, gifts and entertainment, political contributions, internal firewalls and administer various disclosures and certifications;
■	OneSumX Platform – external vendor application used to administer policy and procedure manuals and track internal exceptions and violations of various policies and procedures;
■	Bloomberg AIM Platform/Everest/3rd Party Services – various components of these platforms are used to monitor guideline restrictions, transaction allocation and cost analysis; and
■	Restricted Trading List – internally developed application used to administer and monitor various restricted lists
Barings discloses the various conflicts identified through the processes outlined above in its Form ADV. Additionally, Barings’s Compliance Department conducts an annual conflicts review that is designed to review existing conflicts, ensure that primary and mitigating controls have been implemented to address, monitor, or mitigate such conflicts and identify any new conflicts that may exist that were not previously addressed under its various policies and procedures. This review is presented to Barings’s Conflicts Committee upon completion. The Conflicts Committee helps to ensure that appropriate resources or policies are identified and implemented as well as assisting the firm in setting the appropriate “tone at the top” with regard to any conflicts of interest.
Summary of Key Barings Conflict of Interest Policies
In lieu of providing internal policy documents, a summary of several key Barings policies and procedures related to conflicts of interest and what controls Barings has implemented to address such conflicts are provided below.
Barings’ Insider Trading and Firewall Policy and Procedures:
Barings has implemented Insider Trading and Firewall and Procedures. The purpose of the Insider Trading and Firewall Policies and Procedures (the “Policy”) is to (i) establish policies and procedures that are reasonably designed to detect and prevent insider trading; and (ii) establish effective information barriers (each a “Firewall” and collectively the “Firewalls”) to prevent unauthorized access to or flow of inside information between and among different investment groups that operate within Barings . The Firewalls also exist to ensure, to the extent practicable, that the voting and investment powers over securities held or managed by Barings on behalf of itself and its advisory clients are exercised independently from Barings’ parent company, MassMutual and their respective subsidiaries and affiliates.
Barings currently maintains several restricted lists to administer and monitor activity under its Policy including restricted lists applicable to various investment groups, a firm restricted list which applies to all individuals and investment groups and other restricted lists Barings deems appropriate. Each investment group is responsible for ensuring that appropriate procedures are adopted so that the names of all required issuers are timely communicated to the Compliance Department and added to or removed from the applicable restricted list.
The Policy prohibits Barings associates from communicating inside information or the content of any restricted list to persons outside of the associate’s investment group who do not have a clear need to know (except as otherwise permitted by the Policy). Additionally, any associate having inside information as the result of a fiduciary relationship he or she might have by reason of a position they hold at Barings or as an officer or director of another corporation or entity, is prohibited from disclosing such inside information to anyone, except as otherwise permitted by the Policy or without prior consent from the Compliance Department.

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The Policy also covers capital structure conflicts. A capital structure conflict can occur were clients of Barings are holding differing interests in the capital structure of the same company. Under the Policy, if a company becomes “distressed”, a member of the investment team covering the credit must make a determination of coverage assignment after discussions with the Legal and Compliance Department in an effort to ensure that the interests of all Barings clients are appropriately represented. When a distressed determination is made, the following applies:
■	Any company determined to be distressed is added to the relevant investment teams’ Restricted List; and
■	All direct written and verbal communications related to the company between investment teams is prohibited. Any interactions between the teams relating to the company must be conducted through the senior loan agent, transaction sponsor, operating company, and/or legal counsel (either internal or external, as appropriate) (noting that in situations where an investment team is the sole senior lender or acting as the senior loan agent, interactions between investment teams are only permitted in the presence of a member of the Legal Department and with the prior approval from the Compliance Department).
All Barings management and supervisory personnel are responsible for the reasonable supervision of their staff to prevent and detect violations of the Insider Trading and Firewall Policies and Procedures. Supervisors are responsible for ensuring associates and/or consultants joining their departments are reported to the Barings Compliance Department and are adequately trained with respect to the requirements under the Insider Trading and Firewall Policy.
The Compliance Department is responsible for ensuring that issuers on a restricted list are restricted in the various Barings trading systems as appropriate to prevent or limit client or personal trading activity. The Compliance Department also conducts back end testing and reviews reports periodically to identify transactions made by investment groups or individuals that are inconsistent with this Policy. Any exceptions noted will be handled by the Compliance Department and, if needed, brought to the attention of Barings’ General Counsel or designee.
All Barings associates are responsible for immediately reporting any breach or potential breach of the Policy to the Compliance Department. In addition, all employees certify annually that they have complied with the firm’s Insider Trading and Firewall Policies and Procedures.
Barings Global Code of Ethics:
Barings has adopted a Global Code of Ethics (“Code”) that applies to all employees. The Code requires that all employees must pre-clear their personal and household trades with the Compliance Department via an online tool, “Personal Trading Assistant” (“PTA”) before they are allowed to proceed with personal trades. An employee’s pre-clearance request is applied against a number of rules including: black out periods for certain investment personnel relative to client trading activity; holding periods for personal investments; investments in initial public offerings; special approval for private placement investments and outside activities; initial holdings, quarterly transactions, and annual holdings reporting. Examples include:
■	A provision on short term trading which prohibits access persons from either selling a reportable security within 30 calendar days that the access person has purchased the same security or buying a reportable security that the access person has sold within the last 30 calendar days;
■	With regard to an investable universe, given that Barings is primarily a fixed income asset manager and in an attempt to elevate any actual or potential conflicts of interest, employees are not allowed to trade in corporate bonds, notes or loans and certain restricted fixed income instruments; and
■	No employee can execute a trade in a security where there is an open client order to purchase or sell the same security and are prohibited from knowingly buying or selling any security that has been bought or sold in a client portfolio five days before and after such client portfolio has transacted.
COMPENSATION
Our performance-driven compensation philosophy is based upon market data together with individual and team contribution to overall Barings firm-wide performance for all our employees, including investment professionals. Over the long term, we have come to believe that creating a compelling compensation structure requires the incorporation of a range of factors and that adopting a strict, formulaic approach can be disadvantageous. Overall company and department earnings performance, relative investment performance to predefined benchmarks/indexes, individual performance relative to market and annual evaluations of goals and achievements, among other attributes, are referenced

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Baring International Investment Limited — Continued
in the decision of awarding incentive compensation to investment professionals. To better help us make informed decisions, we also use McLagan annual compensation surveys as a guide, in addition to other industry-specific resources relative to human capital. Further, product-specific attribution is one quantitative tool used to help assess the performance of investment professionals and their performance/recommendations.
In the terms of pay structure, we understand that the success of any firm requires the correct alignment of interest between the firm and its investment professionals, including research analysts. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm and are designed to promote appropriate sharing of financial results, align interests of employees, avoid excessive risk taking, and provide pay opportunities that will incentivise and retain high-performing employees. Investment performance is a critical component of our compensation scheme for investment professionals, as defined in the compensation philosophy as follows:
Base Salary: The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.
Annual Bonus – Short-Term Incentive (STI): The annual bonus pool applies to all associates in the firm. The general STI pool is based upon a fixed percentage of Barings’ earnings. Investment professionals are allocated their portion of the pool based on their relative investment performance to predefined benchmarks/indexes, divisional and individual performance relative to market and their annual evaluations. STI is typically paid in February/March following the performance year for which the award is based.
Long-Term Incentives (LTI): Barings’ long-term incentives are designed to share with participants the longer-term value created in the firm and enhance retention of positions critical to the firm’s long-term success. Programs include deferred-cash based components, which can be tracked against Barings’ earnings, Barings’ investment products and other specific investment vehicles. The LTI awards are typically deferred with a four year vesting and pay-out. To encourage retention of key investment employees, a voluntary separation of service will generally result in a forfeiture of unvested LTI awards. In addition, our long-term incentive plans are designed to tie a material portion of the incentive compensation received by our executive officers directly to the long-term performance of our firm.
Barings’ compensation programs are designed to reward for intangible, as well as tangible contributions to our success, including corporate integrity, service quality, customer loyalty, risk management, corporate reputation, and the quality of our team of professionals and the collaboration within that team.
At Barings, in addition to our compensation programs, our employees can expect a full range of health and wellness, work/life balance, financial wellness and personal development benefits. These may vary according to region, including but not limited to, a pension plan, a 401(k) retirement savings plan and educational assistance. We believe that our compensation and benefits programs are very attractive, encourage retention and help to keep our employees focused on providing superior service to our clients.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Williams and Riddles and Ms. Simmonds did not beneficially own any shares of Harbor International Small Cap Fund.

Sands Capital Management, LLC
CONFLICTS OF INTEREST
The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed by one, or any combination, of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Sands Capital has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among Sands Capital’s clients over time.
COMPENSATION
Sands Capital compensates the portfolio manager for his management of the Fund. The portfolio manager’s compensation consists of a salary, qualitative bonus, and a profit sharing and 401(k) plan. Additional compensation may be in the form of an investment results bonus and equity in Sands LP. Salary is benchmarked to be competitive with the industry worldwide. The qualitative bonus is based on a target set at the beginning of the year and on the individual’s responsibilities and objectives

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Sands Capital Management, LLC — Continued
that are agreed upon at the beginning of each year. At the end of the year, this bonus is paid out after a formal review of the individual’s actual contribution to investment performance and client service work. The investments result bonus is calculated from the performance variance of Sands Capital’s composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Thakor beneficially owned shares of Harbor Global Leaders Fund with a value between $500,001 and $1,000,000.

Oaktree Capital Management, L.P.
CONFLICTS OF INTEREST
At Oaktree, individual portfolio managers may manage multiple accounts for multiple clients. In addition to Harbor Emerging Markets Equity Fund, these other accounts may include separate accounts and other pooled investment vehicles. Conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account.
In such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
COMPENSATION
The compensation for Frank Carroll and Tim Jensen, Managing Directors for Oaktree and portfolio managers for Harbor Emerging Markets Equity Fund, generally consists of distributions under Oaktree’s equity plan and participation in the profitability of the funds they manage. Equity participation vests over a multi-year period. The value of the Messrs. Carroll and Jensen’s equity participation is a function of the firm’s profitability and the individual’s responsibilities and performance and is not specifically dependent on the performance of Harbor Emerging Markets Equity Fund or any other client’s asset, on an absolute basis or relative to the applicable specific benchmark or the growth of the Fund’s, or any other client’s assets, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Messrs. Carroll and Jensen also receive a percentage of the profits earned on any client portfolios they manage. As a result, their compensation generally increases and decreases with the size and performance of such assets.
SECURITIES OWNERSHIP
As of October 31, 2018, each Mr. Carroll and Mr. Jensen beneficially owned shares of Harbor Emerging Markets Equity Fund with a value of over $1,000,000.

Shenkman Capital Management, Inc.
CONFLICTS OF INTEREST
s a registered investment adviser registered, Shenkman Capital intends to act in good faith in a manner consistent with its duties under applicable law. However, Shenkman Capital is subject to various conflicts of interest including those arising from its relationships with is affiliates, which currently and in the future will serve as investment adviser to investment funds, separately managed accounts or similar vehicles. Shenkman Capital actively engages, and in the future will engage, in a broad spectrum of activities, including direct investment activities and investment advisory activities, and has extensive investment activities that are independent from, and may from time-to-time conflict or compete with, the investment activities of the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund. To that end, Shenkman Capital has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. The particular circumstances described below further illustrate some of the conflicts of interest that may arise. However, there can be no assurance that other conflicts of interest with the potential for adverse effects on Shenkman Capital clients will not arise.
Shenkman Capital’s services to each of its client are not exclusive. Shenkman Capital’s team members and affiliates may effect transactions for their own accounts and for the accounts of other Shenkman Capital clients that may differ materially from the advice given, or the time or nature of action taken, with respect to a particular Shenkman Capital client, including the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund. Also, it may not always be possible for the same investment positions to be taken or liquidated at the same time or at the same price. Shenkman Capital generally

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Shenkman Capital Management, Inc. — Continued
allocates investment opportunities among eligible clients pro rata based on each client’s total net asset value, or pursuant to alternative approved methodologies, including, without limitation, pursuant to (i) a target weighting of an account’s concentration in an applicable issue, issuer, industry, credit rating, duration, maturity, cash level, or similar portfolio attribute; (ii) a rotational system; (iii) a random selection of eligible accounts; or (iv) as otherwise approved by Shenkman Capital’s Compliance Department. A client will generally be presumed to be eligible to participate in an investment opportunity executed on behalf of Shenkman Capital’s clients with similar investment objectives, strategies and risk profiles, provided, however, that an eligible client may be excluded from participating in an investment opportunity, or the amount of an eligible client’s allocation may be limited based on, among other things, the client’s investment guidelines, restrictions and specific instructions; legal, regulatory or tax restrictions; portfolio diversification/concentration considerations; and timing of cash flows, account liquidity and cash balances. Allocations may also be adjusted for rounding based on lot size and minimum increment requirements, or as otherwise approved by Shenkman Capital’s Compliance Department. It is Shenkman Capital’s goal to provide individualized treatment and customized solutions to each of its clients. Due to the differences in investment objectives, strategies, guidelines and restrictions, as well as the other criteria outlined above and the availability and relative value of investment opportunities, there will be differences among accounts in invested positions and investments held. There are no assurances that each Shenkman Capital client, including the Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund, will participate in each investment opportunity for which it is eligible to purchase or sell.
From time to time, it may be appropriate for Shenkman Capital to aggregate client orders for the purchase or sale of securities. Shenkman Capital engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman Capital seeks to ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order typically participates on an average price basis for Shenkman Capital’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.
Shenkman Capital and its affiliates may make investments for certain clients that they conclude are inappropriate for other clients. For instance, one client may take short positions in the equity securities of certain issuers, while at the same time other securities and/or leveraged loans of that issuer are acquired or held long by other Shenkman Capital clients. Conversely, Shenkman Capital may take long positions in the securities of certain issuers for a Shenkman Capital client, while at the same time other securities and/or leveraged loans of that issuer are held short in, or have been sold out of, another Shenkman Capital client.
Shenkman Capital may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Shenkman Capital has a greater incentive to favor clients that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman Capital has adopted and implemented policies and procedures intended to address these potential conflicts of interest, including trade allocation and aggregation policies as previously described.
Shenkman Capital may execute cross trades (i.e., the simultaneous purchase and sale of an investment from one client to another Client. Cross trades may be executed for different clients on the same or a different day on which Shenkman Capital trades in the same investment for other Shenkman Capital clients. Shenkman Capital usually executes cross trades directly among eligible clients, but in certain cases may use a broker to effect the trade. Shenkman Capital believes cross trades benefit clients on both sides of the trade by minimizing the spread, mark-up or commissions that would be paid to a broker. In these instances, the purchase price generally reflects the mean of the bid and ask prices as quoted by a third-party pricing service or third party brokers. Shenkman Capital does not receive any fees in connection with cross trades. Cross trades on behalf of the Harbor Funds must be executed in accordance with Rule 17a-7 under the Investment Company Act. Cross trades generally will not be conducted with a Shenkman Capital client that is subject to ERISA (including a Shenkman Capital client that has substantial benefit plan investors and is subject to ERISA), public retirement plans, or any clients requesting to be treated as an ERISA account.
Shenkman Capital invests in all segments of the capital structure of high yield issuers on behalf of its clients and is not precluded from investing in instruments of a company held in another client account, even if such positions may be adverse. One or more Shenkman Capital clients may hold different investments of the same issuer that have different priorities. For example, certain clients may hold senior or subordinated rights relative to other clients, or vice versa. This may present a conflict of interest because any action that the Shenkman Capital were to take on behalf of the issuer’s

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Shenkman Capital Management, Inc. — Continued
senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument, and vice versa, particularly in distressed or default situations. To the extent the Shenkman Capital or any of its team members were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.
Shenkman Capital also acts as investment adviser to clients that have, or may in the future have, securities and instruments outstanding; such companies may be investors in investment vehicles of Shenkman Capital, including the Harbor Funds. Shenkman Capital may purchase, on behalf of a client, instruments issued by such companies. However, Shenkman Capital is not obligated to purchase or sell or recommend for purchase or sale for any client any security or other asset that Shenkman Capital and its team members and affiliates may purchase or sell for their own accounts or for the account of any l client.
Shenkman Capital and its team members may invest in instruments of the same issuers (or related securities, e.g., equities, warrants, options or futures) that it recommends to Shenkman Capital’s clients. This presents a conflict where, because Shenkman Capital and its team members are in a position to trade in a manner that could adversely affect Shenkman Capital clients (e.g., place affiliated or team member trades in securities of an issuer before or after Shenkman Capital Client trades are executed in instruments of the same issuer in order to benefit from any price movements due to the Shenkman Capital Client trades). Shenkman Capital generally prohibits its team members from purchasing high yield or “cross over” (i.e., rated investment grade by one rating agency and below investment grade by another rating agency) bonds or loans or to invest in any securities of an issuer that is on Shenkman Capital’s list of approved issuers (the “Approved List”) or an issuer whose securities or loans are otherwise owned by a Shenkman Capital client. Shenkman Capital requires team members to pre-clear their personal securities transactions with the Compliance Department. In addition, the Code of Ethics prohibits trading in any securities on the Shenkman Capital’s “Restricted List” (i.e., a list of issuers concerning which we may be in possession of material non-public information).
From time-to-time, the Shenkman Capital may have formal or informal arrangements in place with brokers and/or affiliates of brokers who may market each of their products or otherwise make each of their products available to their respective clients. In certain circumstances, either of the Shenkman Capital or our clients may compensate these brokers or their affiliates in connection with these arrangements (including, for example, a placement agent fee paid by a Shenkman Capital Client). The Shenkman Capital may execute securities transactions through brokers who, or who have affiliates who, market Shenkman Capital Client products or otherwise make such products available to clients. This practice creates a potential conflict of interest because the Shenkman Capital may have an incentive to select or recommend a broker based on our interest in receiving client referrals. Moreover, the allocation of transactions to brokers who (or that have affiliates who) market Shenkman Capital products or otherwise make our products available to their clients is subject at all times to our obligation to obtain best execution under the circumstances.
COMPENSATION
Shenkman Capital offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.
Harbor High-Yield Bond Fund is managed under an investment team structure by Eric Dobbin, Steven N. Schweitzer, Robert Kricheff and Neil Wechsler. Mark R. Shenkman and Justin W. Slatky are the Co-Chief Investment Officers of Shenkman Capital and have responsibility for setting strategies and direction with respect to the firm’s investment operations. The portfolio managers of Harbor High-Yield Bond Fund are responsible for reviewing the overall composition of the portfolio, implementing trades based on the credit decisions made by the high yield bond team, generating investment ideas and providing ongoing evaluation of current fund investments. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Dobbin, Senior Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2006. Mr. Schweitzer, Senior Vice President, Credit Analyst and Portfolio Manager of Shenkman Capital, joined the firm in 1996. Mr. Kricheff, Senior Vice President, Portfolio Manager and Global Strategist of Shenkman Capital, joined the firm in 2013. Mr. Wechsler, Senior Vice President, Portfolio Manager and Research Analyst of Shenkman Capital, joined the firm in 2002.

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Shenkman Capital Management, Inc. — Continued
Harbor Convertible Securities Fund is managed under an investment team structure by Raymond F. Condon, Jordan N. Barrow, and Thomas Whitley. Mark R. Shenkman and Justin W. Slatky are the Co-Chief Investment Officers of Shenkman Capital and have responsibility for setting strategies and direction with respect to the firm’s investment operations. Mr. Shenkman has been the President and Chief Investment Officer of Shenkman Capital since he founded the company in 1985. Mr. Slatky, Executive Vice President and Senior Portfolio Manager of Shenkman Capital, joined the firm in 2011 and became Co-Chief Investment Officer in 2016. Mr. Condon, Senior Vice President and Portfolio Manager of Shenkman Capital, joined the firm in 2003. Mr. Barrow, Senior Vice President, Credit Analyst & Portfolio Manager of Shenkman Capital, joined the firm in 2004. Mr. Whitley, Vice President and Associate Portfolio Manager of Shenkman Capital, joined the firm in 2008.
Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior portfolio managers are owners of the firm.
The portfolio managers’ compensation is not based on the performance of Harbor High-Yield Bond Fund and/or Harbor Convertible Securities Fund or the value of assets held in its portfolio.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Condon beneficially owned shares of Harbor Convertible Securities Fund with a value between $100,001 and $500,000, Mr. Barrow beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000, Mr. Whitley beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000, Mr. Kricheff beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000, Mr. Wechsler beneficially owned shares of Harbor High-Yield Bond Fund with a value between $1 and $10,000, [Mr. Shenkman beneficially owned shares of Harbor High-Yield Bond Fund with a value between $100,001 and $500,000 and did not beneficially own shares of Harbor Convertible Securities Fund] and Mr. Slatky beneficially owned shares of Harbor Convertible Securities Fund with a value between $10,001 and $50,000 and did not beneficially own shares of Harbor High-Yield Bond Fund.
As of October 31, 2018, Mr. Schweitzer and Mr. Dobbin did not beneficially own shares of Harbor High-Yield Bond Fund.

Crescent Capital Group LP
CONFLICTS OF INTEREST
Actual or potential conflicts of interest may arise when the portfolio managers have management responsibilities to multiple accounts, including the Harbor High-Yield Opportunities Fund, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a number of accounts and incentive to allocate opportunities to an account where the one or more of the portfolio managers or Crescent has a greater financial incentive, such as a performance fee account or where an account managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to the Fund. When accounts managed by Crescent (including the Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns a debt obligation secured by a first priority lien on the issuer’s assets while another account owns a debt obligation of the same issuer secured by a second priority lien), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issuers, as related to the interest of the accounts. Potential conflicts of interest may arise when a portfolio manager or employee transacts personally in securities investments made or to be made for client accounts, including the Fund. Crescent has adopted policies and procedures reasonably designed to address these types of conflicts and Crescent believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund. However, there is no guarantee that such policies and procedures will detect each and every situation where a conflict arises.
COMPENSATION
Crescent typically compensates the Fund’s portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent. Crescent’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. The stakes come in two parts: shares and growth units. The shares pay out distributions on an annual basis based on Crescent’s financial performance. The growth units pay distributions based on earnings generated above a base level. Since the units only generate value when earnings increase, they tie employees to the growth of the firm. Crescent may also provide the Fund’s portfolio managers additional

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Crescent Capital Group LP — Continued
compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent’s compensation is tied to the overall profitability of the firm which, in essence is correlated with the firm’s ability to grow assets. A fund or account’s performance relative to respective benchmarks, including the Fund’s benchmark (BofA Merrill Lynch US High Yield Master II Index), is a contributing factor in determining portfolio managers’ bonuses. Crescent measures performance over a three-year period in order to smooth out the impact of short-term fluctuations in investment results. Crescent does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.
SECURITIES OWNERSHIP
Since Harbor High-Yield Opportunities Fund had not commenced operations prior to November 1, 2017, Messrs. Fekete, Chen, Slusser, and Fukumoto did not beneficially own any shares of the Fund.

Pacific Investment Management
Company, LLC
CONFLICTS OF INTEREST
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts that invest in the Funds in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

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Pacific Investment Management
Company, LLC — Continued
Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
COMPENSATION
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
■	PIMCO’s pay practices are designed to attract and retain high performers;
■	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
■	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
■	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary– Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus– Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
■	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
■	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
■	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
■	Contributions to mentoring, coaching and/or supervising members of team;
■	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
■	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

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Pacific Investment Management
Company, LLC — Continued
PIMCO’s partnership culture further rewards strong long-term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation– Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
■	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.
■	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
■	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
SECURITIES OWNERSHIP
As of October 31, 2018, Messrs. Mather, Kiesel and Worah did not beneficially own any shares of Harbor Bond Fund and Messrs. Worah and Banet did not beneficially own any shares of Harbor Real Return Fund.

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities

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Income Research + Management — Continued
on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
All employees are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the profitability of IR+M, with the individual’s amount based on the employee’s overall contribution to the firm’s success. IR+M does not have quantitative drivers for the bonus pool. The goal is to have collaborative, high-performing teams that deliver for IR+M clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the key values represented in IR+M’s CREED: Collaboration, Respect, Emotional Intelligence, Excellence, and Dedication.
All employees also receive competitive health benefits and may participate in the company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M and participate in the growth of the company and its profitability.
The bonus component of portfolio manager compensation is based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For analysts and traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.
As mentioned above, separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
Since Harbor Core Bond Fund had not commenced operations prior to June 1, 2018, Messrs. O’Malley and Gubitosi and Ms. Kilpatrick did not beneficially own any shares of the Fund.

BNP Paribas Asset Management USA, Inc.
CONFLICTS OF INTEREST
Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized through BNP Paribas Asset Management USA Inc.’s (“BNPP AM”) investment management decision making process and BNPP AM’s trade allocation policy.
BNPP AM’s investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client’s benchmark and guideline parameters.
Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The portfolio manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. This process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio’s benchmark, risk parameters and investment guidelines.
In terms of setting a portfolio’s risk parameters, these are established at the portfolio’s inception, based upon the client’s investment guidelines and overall risk preferences. The Portfolio Manager and the Client Relationship Manager monitor the portfolio’s compliance with such parameters on an ongoing basis, while ultimately the Legal and Compliance team assumes responsibility for ensuring guideline compliance.
This process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.
As a matter of policy, block transactions are allocated fairly and equitably across all participating accounts utilizing the automated, non-preferential proprietary trade execution system. The system allocates the trades according to each participating portfolio’s size and pre-determined, pre-programmed risk profile. The system allows traders to record simple trades as well as helping them to construct

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BNP Paribas Asset Management USA, Inc. — Continued
complex trades when they declare a goal in terms of allocation or exposure, given specific trading parameters. The system will determine individual trades for each portfolio, automatically adjusting allocations to maintain guideline compliance. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.
Trade allocation and best execution practices are reviewed and tested on a quarterly basis as part of the Compliance Control Plan, which is carried out independently by BNPP AM’s Legal and Compliance team. This review takes into consideration BNPP AM’s trading procedures and the nature of the fixed income markets. BNPP AM utilizes a third party vendor to assist with the best execution review process. Members of the portfolio management teams and the Legal and Compliance group meet with the vendor to review best execution results on a periodic basis throughout the year.
As described above, BNPP AM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the firm’s clients are disadvantaged in the firm’s management of accounts. Additionally, the firm’s internal controls are tested on a routine schedule as part of BNPP AM’s Compliance Control Plan and annually, BNPP AM engages its external auditor to perform a SSAE 16 exam.
COMPENSATION
BNP Paribas Asset Management USA, Inc. (“BNPP AM USA”), a member of BNPP AM, the global brand name for the asset management business of BNP Paribas SA (“BNPP”), aims to provide all staff with total compensation packages that are competitive with the applicable local market. BNPP AM has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees.
BNPP AM aims to attract and retain staff with total compensation packages competitive with the applicable local market (New York and London). Compensation is based on a combination of individual, team, and firm performance. There are three standard components of the remuneration structure for professional staff based on market survey data: salary, discretionary bonus and long term incentives. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to all qualified employees. Both senior non-investment and senior investment professionals are eligible for the third component which is a long term incentive program designed to retain key performers and link their rewards to BNPP AM performance and fund performance.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. O’Donnell did not beneficially own any shares of Harbor Money Market Fund.

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
While it is possible that potential conflicts of interest may arise in connection with the portfolio managers’ management of the Target Retirement Funds, most of these potential conflicts are mitigated by the Adviser’s use of the manager-of-managers approach whereby the Adviser selects and oversees Subadvisers who are responsible for the day-to-day management of the assets of the underlying Harbor Funds. A potential conflict of interest may arise, for example, if the portfolio managers were to allocate more assets of the Target Retirement Funds to those underlying Harbor Funds with higher management fees. The Adviser follows a well-defined asset allocation process for the Target Retirement Funds to limit this potential conflict of interest.
COMPENSATION
The Adviser’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined at the beginning of each calendar year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Adviser, years of service and contribution to the long-term performance of the Adviser.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Adviser.
■	Employee Bonus Plan (“EBP”). Virtually every full-time employee of the Adviser participates in the EBP. The EBP provides for a possible incentive payment based upon the Adviser’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.

The Portfolio Managers

Harbor Capital
Advisors, Inc. — Continued
■	Senior Management Incentive Program (“SMIP”). Most senior professionals of the Adviser participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the Funds compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Adviser. H-CARs may be awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Adviser’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years. Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Adviser.
SECURITIES OWNERSHIP
As of October 31, 2018, Mr. Collins beneficially owned shares of Harbor Target Retirement 2035 Fund with a value between $100,001 and $500,000; Mr. Herbert beneficially owned shares of Harbor Target Retirement 2040 Fund with a value between $500,001 and $1,000,000; and Ms. Molenda beneficially owned shares of Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund and Harbor Target Retirement 2050 Fund, each with a value between $100,001 and $500,000 and shares of Harbor Target Retirement 2055 Fund with a value between $50,001 and $100,000.

The Distributor

Harbor Funds
Distributors, Inc.
Harbor Funds Distributors, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Board of Trustees. Its mailing address is Harbor Funds Distributors, Inc., 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302. Charles F. McCain is a Director and the Chief Executive Officer of the Distributor; Erik D. Ojala is a Director, Executive Vice President and Chief Compliance Officer of the Distributor; Anmarie S. Kolinski is the Chief Financial Officer, an Executive Vice President and the Treasurer of the Distributor; Charles P. Ragusa is an Executive Vice President and the Anti-Money Laundering Compliance Officer of the Distributor; and Jodie L. Crotteau is an Assistant Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.
Harbor Funds has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Funds’ behalf. Harbor Funds is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the NYSE. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

Distribution Plans
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays the Distributor compensation at the annual rate of up to 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares.
Each of the Plans compensates the Distributor for (1) distribution services; (2) recordkeeping services; and (3) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Administrative Class and Investor Class shares of the Funds.  Distribution services and expenses for which the Distributor may be compensated pursuant to the Plans include, without limitation:  (i) compensation to and expenses (including allocable overhead, travel and telephone expenses) of (A) dealers, brokers and other dealers who are members of FINRA, or their respective officers, sales representatives and employees, (B) the Distributor and any of its affiliates and any of their respective officers, sales representatives and employees, (C) banks and their officers, sales representatives and employees, who engage in or support distribution of the Administrative Class and Investor Class shares of the Funds; (ii) printing and distribution of reports and prospectuses for other than existing shareholders; and (iii) preparation, printing and distribution of sales literature and advertising materials.  Recordkeeping services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation, to the extent not otherwise provided by or on behalf of a Fund: (i) acting, or arranging for another party to act, as recordholder and nominee of Administrative Class and Investor Class shares of the Funds beneficially owned by certain shareholders; (ii) establishing and maintaining individual accounts and records with respect to Administrative Class and Investor Class shares of the Funds; (iii) processing and issuing confirmations concerning orders to purchase, redeem and exchange Administrative Class and Investor Class shares of the Funds; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class and Investor Class shares of the Funds; (v) facilitating the processing of transactions in a Fund or providing electronic, computer or other database information regarding a Fund to shareholders; (vi) developing, maintaining and supporting systems necessary to support accounts for Administrative Class and Investor Class shares of the Funds; and (vii) performing any other services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.  Personal and account maintenance services for which the Distributor or any of its affiliates and any financial intermediaries may be compensated pursuant to the Plans include, without limitation: payments made to or on account of the Distributor or any of its affiliates and any financial intermediaries, or their respective officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of Administrative Class and Investor Class shares of the Funds or their accounts or who provide similar services not otherwise provided by or on behalf of a Fund.  Nothing in the Plans is intended to or shall cause there to be any implication that compensation for the distribution, recordkeeping and personal and account maintenance services described in the Plans may be made only pursuant to a plan of distribution under Rule 12b-1.
Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The Distributor

Distribution Plans — Continued
The Distributor may from time to time waive or reduce any portion of its 12b-1 fee for Administrative Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.
Selected dealers and other financial intermediaries entitled to receive compensation for selling Fund shares and/or providing recordkeeping and/or shareholder servicing services to the intermediaries’ customers who invest in a Fund may receive different compensation related to shares of one particular class over another. Under the Plans, certain financial intermediaries that have entered into service agreements and that sell shares of the Funds on an agency basis may receive payments from the Distributor pursuant to the respective Plans for distribution services and/or providing shareholder servicing services to the intermediaries’ customers who invest in a Fund.
Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Administrative Class shares and Investor Class shares, respectively.
Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of FINRA.
As required by Rule 12b-1, the Plans and related forms of agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the Rule 12b-1 Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.
The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include, but are not limited to, the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.
Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to a Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.
Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans [To Be Updated]
The actual fees paid by the Funds to the Distributor pursuant to the Plans for the year ended October 31, 2018, were as follows:
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund			$ —	$ —
Harbor Strategic Growth Fund			—	—
Harbor Mid Cap Growth Fund			—	—
Harbor Small Cap Growth Fund			—	—
Harbor Small Cap Growth Opportunities Fund			—	—
Harbor Large Cap Value Fund			—	—
Harbor Mid Cap Value Fund			—	—
Harbor Small Cap Value Fund			—	—
Harbor Small Cap Value Opportunities Fund			—	—
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund			$ —	$ —
Harbor Diversified International All Cap Fund.			—	—
Harbor Overseas Fund[3]	N/A	N/A	N/A	N/A	N/A	N/A
Harbor International Growth Fund			—	—

The Distributor

Actual Fees Paid to Harbor Funds Distributors Pursuant to the Distribution Plans [To Be Updated] — Continued
	Total Paid to Distributor		Retained by Distributor[1]		Paid to Intermediaries[2]
	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)	Administrative Class (000s)	Investor Class (000s)
INTERNATIONAL & GLOBAL FUNDS — Continued
Harbor International Small Cap Fund			$ —	$ —
Harbor Global Leaders Fund			$ —	$ —
Harbor Emerging Markets Equity Fund			$ —	$ —
FIXED INCOME FUNDS
Harbor Convertible Securities Fund			$ —	$ —
Harbor High-Yield Bond Fund			—	—
Harbor High-Yield Opportunities Fund			—	—
Harbor Bond Fund		N/A	—	N/A		N/A
Harbor Real Return Fund		N/A	—	N/A		N/A
Harbor Money Market Fund		N/A	—	N/A		N/A
[1]	Amounts retained by the Distributor for administrative expenses.
[2]	Amounts paid by the Distributor to intermediaries for the distribution, recordkeeping, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services.
[3]	Commenced operations March 1, 2019.

Shareholder Services

Harbor Services
Group, Inc.
Harbor Services Group, Inc. (“Shareholder Services”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 804660, Chicago, IL 60680-4108. Shareholder Services is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. Charles F. McCain is a Director of Shareholder Services; Erik D. Ojala is a Director and the Assistant Secretary of Shareholder Services; Charles P. Ragusa is the President of Shareholder Services; Anmarie S. Kolinski is the Chief Financial Officer of Shareholder Services; and Jodie L. Crotteau is the Chief Compliance Officer and the Secretary of Shareholder Services.
The Shareholder Servicing Agreement has been approved by the Trustees of the Funds and provides for compensation up to the following amounts per class of each Fund (except the Target Retirement Funds):
Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
The Target Retirement Funds provide for compensation up to the following amounts per class of each Target Retirement Fund:
Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, may be compensated for providing distribution and/or sub-accounting, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Distributor, Shareholder Services and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Institutional, Administrative and/or Investor Classes of shares of the Funds and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their Institutional, Administrative and/or Investor Classes of shares of the Funds through accounts that are maintained by the financial intermediaries. The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an expense to a Fund, to unaffiliated financial intermediaries to reimburse certain administrative expenses of financial intermediaries related to the setup and maintenance of a Fund or share class on the intermediary’s system. Because all or a substantial portion of the assets of Shareholder Services, Distributor, and Adviser are attributable to fees paid by the Funds, the Funds could be considered to be indirectly paying some or all of these fees to the financial intermediaries when those fees are paid by Shareholder Services, Distributor and/or Adviser out of their own assets.

Code of Ethics

Code of Ethics
Harbor Funds, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor Funds (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor Funds. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Funds (except Harbor Money Market Fund, which is not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
Because each Subadviser is an entity not otherwise affiliated with Harbor Funds or the Adviser, the Adviser relies on each Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with that Subadviser’s code of ethics. Each Subadviser provides Harbor Funds’ Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
These policies and procedures provide that each Fund’s (except for Harbor International Fund and Harbor Diversified International All Cap Fund, Harbor Money Market Fund and the Target Retirement Funds) full list of portfolio holdings is published quarterly with a 15-day lag, on harborfunds.com and top ten portfolio holdings as a percentage of its total net assets are published quarterly, with a 10-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period. For Harbor International Fund and Harbor Diversified International All Cap Fund, the full list of portfolio holdings is published quarterly with a 30-day lag, on harborfunds.com and top twenty portfolio holdings as a percentage of its total net assets are published quarterly, with a 15-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.  For Harbor Money Market Fund, full portfolio holdings are published no later than the 5th business day after each month end on harborfunds.com and remain available for six months following the date of publication.  For the Target Retirement Funds, full portfolio holdings are published on the 15th day after each month end and on the 10th day after each quarter end on harborfunds.com.  The portfolio holdings information published for the Target Retirement Funds consists only of the Target Retirement Funds’ investments in the underlying Harbor funds but not information about the underlying Harbor funds’ direct investments.
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Adviser are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed (such as information as of dates other than prior calendar and fiscal quarter ends) to assist them in their assessment of the consistency of the Subadviser’s investment process through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where Harbor Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of Harbor Funds must authorize any such disclosure in those limited circumstances.
Non-public portfolio holdings are disclosed daily (or as otherwise indicated) with no lag, to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund or Funds:
■	The Adviser with respect to all Funds and each Subadviser solely with respect to the Fund for which it serves as Subadviser;
■	The Funds’ custodian and accounting agent;
■	FactSet Research System Inc. (“FactSet”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■	Bloomberg L.P. (“Bloomberg”), which provides data collection and analytic services, for the sole purpose of assisting the Adviser in assessing the Funds’ performance and portfolio attributes;
■	Glass, Lewis & Co. LLC (“Glass Lewis”), which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the Funds;
■	Institutional Shareholder Services (“ISS”), which provides proxy voting information services for the sole purpose of assisting the Adviser in voting proxies on behalf of the Funds and which provide securities class action services for the sole purpose of assisting the Adviser in monitoring for class action litigation that the Funds may be entitled to participate in a recovery settlement;
■	Donnelley Financial LLC, which provides services for the sole purpose of assisting the Adviser in the preparation of financial and related reports for the Funds that are included in periodic reports made publicly available to Fund shareholders, such as the annual and semi-annual shareholder reports, and in other required regulatory filings;
■	Automated Securities Clearance LLC (“FIS”), which provides an automated solution for the sole purpose of assisting the Adviser in complying with personal trading regulations.
■	FactSet, Bloomberg and Eagle Investment Systems LLC, each of which provides services to Jennison, for the sole purpose of assisting Jennison in performing its services as Subadviser to Harbor Capital Appreciation Fund;
■	Bloomberg, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services, FactSet, Glass Lewis, Markit WSO Corporation, MSCI, Inc. (“MSCI”), State Street Bank and Trust Company and Syntel Inc., each of which provides services to Wellington Management, for the sole purpose of assisting Wellington Management in performing its services as Subadviser to Harbor Mid Cap Growth Fund;
■	FactSet, Eze Software, Lightport, Abel Noser, Schwab Compliance Technologies, LightSpeed Data Solutions, Bloomberg and Advent Portfolio Exchange, each of which provides services to Westfield, for the sole purpose of assisting Westfield in performing its services as Subadviser to Harbor Small Cap Growth Fund;
■	FactSet, Eze Software, Advent Portfolio Exchange, ISS and Omgeo LLC (“Omgeo”), each of which provides services to Elk Creek, for the sole purpose of assisting Elk Creek in performing its services as Subadviser to Harbor Small Cap Growth Opportunities Fund;
■	Advent Software, Inc. (“Advent”), ISS, Neovest and FactSet, each of which provides services to Aristotle for the sole purpose of assisting Aristotle in performing its services as Subadviser to Harbor Large Cap Value Fund;
■	Northern Trust, which provides services to LSV, for the sole purpose of assisting LSV in performing its services as Subadviser to Harbor Mid Cap Value Fund;
■	FactSet and Bloomberg, each of which provides services to EARNEST Partners, for the sole purpose of assisting EARNEST Partners in performing its services as Subadviser to Harbor Small Cap Value Fund;
■	FactSet, Bloomberg, Capital IQ, ISS, and SEI, each of which provides services to Sapience, for the sole purposes of assisting Sapience in performing its services as Subadviser to the Harbor Small Cap Value Opportunities Fund.

Portfolio Holdings

Portfolio Holdings Disclosure Policy — Continued
■	FactSet, StatPro Group plc, and Research Recommendations and Electronic Voting Limited, each of which provides services to Marathon-London, for the sole purpose of assisting Marathon-London in performing its services as Subadviser to Harbor International Fund and Harbor Diversified International All Cap Fund;
■	Electra Information Systems, Inc., which provides services to Acadian, for the sole purpose of assisting Acadian in performing its services as Subadviser to Harbor Offshore Fund.
■	FactSet, StatPro Group plc, SunGard APT, UBS PAS and Style Research, each of which provides services to Baillie Gifford, for the sole purpose of assisting Baillie Gifford in performing its services as Subadviser to Harbor International Growth Fund;
■	SmartStream TLM, BBH InfoAction, FactSet and RiskMetrics Group, Inc. (MSCI), each of which provides services to Barings, for the sole purpose of assisting Barings in performing its services as Subadviser to Harbor International Small Cap Fund;
■	FactSet, Advent, LongView Trading Systems and Satuit each of which provides services to Sands Capital, for the sole purpose of assisting Sands Capital in performing its services as Subadviser to Harbor Global Leaders Fund;
■	Eze Software, MSCI, Omgeo, SunGard Data System Inc., and Swift, each of which provides services to Oaktree, for the sole purpose of assisting Oaktree in performing its services as Subadviser to Harbor Emerging Markets Equity Fund;
■	FactSet, Markit thinkFolio Ltd., Electra Information Systems, Inc., Advent, Markit WSO Corporation and Kynex, Inc., each of which provides services to Shenkman Capital, for the sole purpose of assisting Shenkman Capital in performing its services as Subadviser to Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund; and
■	Electra Information Systems, Inc., which provides services to IR+M, for the sole purpose of assisting IR+M in performing its services as Subadviser to Harbor Core Bond Fund.
Harbor Funds seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor Funds seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.
Each Subadviser and its affiliates may provide investment advice to clients other than the Funds subadvised by the Subadviser that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the respective Subadviser or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

Proxy Voting Policy
The Board of Trustees has adopted proxy voting policies, procedures and guidelines (the “Proxy Voting Guidelines”) to govern the voting of proxies by each Harbor fund that invests in equity securities. The Board of Trustees has delegated the responsibility for the administration of the proxy voting process generally, and the voting of the proxies specifically, to the Proxy Voting Committee (the “Committee”) of the Trust. The Committee is comprised of the Interested Trustee (Charles F. McCain), officers of the Trust (Jodie L. Crotteau, Lora A. Kmieciak, Anmarie S. Kolinski, Lana M. Lewandowski, Erik D. Ojala, Diana R. Podgorny) and employees of the Adviser (Daniel G. Cuttell, Meredith S. Dykstra, Yuliya V. Jensen, Peter Mierwinski, Linda M. Molenda, Christopher D. Myers, Frank G. Pereiro, Michael R. Scheiding) with relevant experience or responsibilities. The Committee reports directly to the Board of Trustees. During Harbor Funds fiscal year ended October 31, 2018, the Committee held [___] meetings.
OVERALL OBJECTIVE
The objective of the Proxy Voting Guidelines established by the Board of Trustees is to support proxy proposals and director nominees that the Committee believes will maximize the value of a Fund’s investment in portfolio securities over the long term. While the objective is straight forward, the Funds receive a broad range of proposals that are frequently complex. As a result, the Proxy Voting Guidelines are designed to provide the Committee with a framework for assessing each proposal and delineate factors that the Committee should consider as part of its voting decision. The Committee evaluates each proposal on its own merits taking into account the particular facts and circumstances presented.
The Committee is obligated to vote proxies in a manner which is consistent with its fiduciary duty to act in the best interests of each Fund and its shareholders. Normally, this means that the Committee will cast votes in accordance with the Proxy Voting Guidelines. However, in the event the Proxy Voting Guidelines do not address a particular proposal adequately, the Committee may vote in a manner which it believes, based upon an assessment of the facts and circumstances of a particular proposal, is in the best interests of the Fund and its shareholders.
The Committee also is responsible for making recommendations and providing guidance to the Board of Trustees as to the nature and scope of the Proxy Voting Guidelines based upon its experience in voting proxies. The Committee also is responsible for apprising the Board of Trustees of current developments, both from an industry and regulatory perspective, which the Committee believes may affect the Proxy Voting Guidelines or the administration of the proxy voting process by the Committee. Furthermore, the Committee is responsible for reporting to the Board of Trustees at least annually on the proxy voting process, including a summary of the proxy voting results for each Fund and any instance, expected to be rare, in which a vote was cast in a manner that deviated from the Proxy Voting Guidelines.
VOTING PROCESS
In order to facilitate the proxy voting process, Harbor Funds has retained Institutional Shareholder Services (“ISS”), a division of Genstar Capital and an independent proxy voting agent, to assist in the proxy voting process. ISS is responsible for collecting, reviewing, and analyzing each proxy received by a Fund and notifying the Committee that a proxy vote is required. The Adviser also has retained Glass, Lewis & Co. (“Glass Lewis”) to provide additional research, analysis and voting recommendations.
In evaluating proxy proposals, the Committee considers information from many sources, including, but not limited to, the Subadvisers, management or shareholders of a company presenting a proposal, and independent proxy research services (currently, ISS and Glass Lewis). ISS and Glass Lewis provide an analysis of the proxy proposals and specific vote recommendation to assist in the proxy research process. While the Committee will normally take into account the information provided by ISS and Glass Lewis, the Committee is responsible for making all voting decisions in accordance with the Proxy Voting Guidelines and the Committee’s fiduciary duty to act in the best interests of each Fund and its shareholders. The Committee is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.
PROXY VOTING GUIDELINES
The Board of Trustees has established the Proxy Voting Guidelines to cover many of the issues that frequently occur in proxy voting. However, the Proxy Voting Guidelines cannot cover all possible voting scenarios or proposals that the Funds may receive. In the absence of a specific guideline, the Committee must evaluate each proposal and vote each proxy in a manner that is consistent with the objective and spirit of the Proxy Voting Guidelines. It is also permissible for the Committee to refrain from voting a proxy if it determines that it would be in the best interests of the Fund and its shareholders not to vote in that instance. This may arise when voting would result in the imposition of trading or similar restrictions on a Fund or when the expected cost of voting exceeds the benefits of voting.

Proxy Voting

Proxy Voting Policy — Continued
The following is a summary of the more significant Proxy Voting Guidelines established by the Board of Trustees:
■	Consideration Given Company Recommendations. One of the primary factors a Fund’s portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to oversight by the company’s board of directors, while staying focused on maximizing shareholder value. Accordingly, the Board of Trustees believes that the recommendation of the company’s board of directors and management on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the company’s board of directors or management will not be supported in any situation where that position is found not to be in the best interests of the Fund. As a result, the Board of Trustees expects that the Funds would vote against a proposal recommended by the company’s board of directors or management when they conclude that a particular proposal may adversely affect the long-term investment merits of owning stock in that portfolio company.
■	Boards of Directors and Director Nominees. The Funds generally support boards of directors and director nominees of companies with a majority of independent directors and key committees that are comprised entirely of independent directors. The Funds generally support all directors on the Nominating Committee when the committee is made up of a majority of independent directors and when the Nominating Committee is chaired by an independent board member. The Funds also will support inside directors who serve on the Nominating Committee of a company that is majority controlled by such inside director or affiliated beneficial owners. The Funds will withhold votes from inside directors who serve on the compensation and Audit Committees, unless the company is majority controlled by such inside director or affiliated beneficial owners. The Funds will generally withhold votes for outside directors who do not meet certain criteria relating to the directors’ independence. The Funds will generally withhold votes from any director who misses more than one-fourth of scheduled board meetings without valid reasons for absences and generally withhold votes from directors who sit on an excessive number of public company boards.
The Funds hold directors accountable for the actions of the committees on which the directors serve. In most cases, the Funds generally support efforts to declassify existing boards and will vote against efforts by companies to adopt classified board structures.
In the case of contested board elections, the Committee evaluates the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign.
■	Majority Vote Standard. The Funds will consider each proposal on a case-by-case basis, but generally will support efforts to implement a majority vote standard for the election of directors. However, the Funds also will take into account the extent to which a company has taken other reasonable steps to achieve the same objective and may vote against a majority vote proposal when the Funds believe such other steps are in fact reasonable.
■	Cumulative Voting. The Funds generally will vote against cumulative voting proposals on the premise that cumulative voting allows shareholders a voice in director elections that is disproportionate to the shareholders’ economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.
■	Approval of Independent Auditors. The Funds generally support a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditor’s independence to be impaired. The Funds generally support the board’s recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. The Funds will evaluate on a case-by-case basis those situations in which the audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm to determine whether the Funds believe independence has been compromised.
■	Equity-based compensation plans and bonus plans. The Funds will support appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, to align the interests of long-term shareholders and the interests of management, employees, and directors. The Funds oppose stock-based compensation plans that substantially dilute the Fund’s ownership interest in the company, provide participants with excessive awards, or have structural features that are not in the best interests of the Fund’s shareholders.

Proxy Voting

Proxy Voting Policy — Continued
The Funds will evaluate stock-based compensation proposals on several factors to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. The Funds will generally vote against stock-based compensation plans where the total potential dilution exceeds certain thresholds or if annual option grants exceed a certain percentage of shares outstanding. The Funds also will vote against plans that have any of the following features: the ability to re-price underwater options, the ability to issue options with an exercise price below the stock’s current market price, the ability to issue reload options and the automatic share replenishment (“evergreen”) feature.
The Funds generally will support reasonable measures intended to increase long-term stock ownership by executives.
The Funds may support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. In the case of foreign company employee stock purchase plans, the Funds may permit a lower minimum stock purchase price equal to the prevailing best practices or customary standards in the relevant foreign market.
The Funds generally will vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
■	Anti-Takeover and Corporate Governance Issues. The Funds believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote. Accordingly, the Funds support proposals to remove super-majority voting requirements for certain types of proposals. The Funds will generally vote against proposals to impose super-majority requirements. The Funds also support proposals to lower barriers to shareholder action (i.e., limited rights to call special meetings or limited rights to act by written consent). When reviewing such proposals, the Funds consider a number of factors, including, but not limited to, the length of time a shareholder has owned shares of the company, the market capitalization of the company and the rationale provided by the shareholder in its proposal. However, the Funds will generally support the right of shareholders to call a special meeting if the shareholders own at least 25% of the outstanding shares of the company.
The Funds will vote against proposals for a separate class of stock with disparate voting rights.
The Funds will generally vote for proposals to subject poison pills to a shareholder vote. In evaluating these plans, the Funds will be more likely to support arrangements with short-term sunset provisions, qualified bid/permitted offer provisions and/or mandatory review by a committee of independent directors at least every three years. The Funds generally will vote against shareholder rights plans that are long-term, are renewed automatically or without a shareholder vote, where the ownership trigger is 15% or below and/or the board is classified or not appropriately independent.
■	Other Business. The Funds will generally vote for the company bringing forth other business at the meeting of shareholders.
■	Social and Corporate Policy Issues. Proposals in this category, frequently initiated by shareholders, typically request that the company disclose or amend certain business practices. In general, the Funds believe that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the corporation’s board of directors. Generally, the Funds will vote with a company’s board on such issues, although an exception may be made when the Committee believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Funds and their shareholders.
The Funds will review proposals regarding executive compensation programs (so called “say on pay” proposals) on a case-by-case basis. The Funds will generally support a three-year frequency for future advisory votes on executive compensation (so called “say when on pay” proposals), but will generally support the recommendation of the board if the board asks shareholders to support a frequency other than every three years for such proposals.
■	Foreign Companies. Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which the Funds may invest. The Funds will generally vote proxies for foreign companies in a manner that the Funds believe is consistent with the objective of the Proxy Voting Guidelines, while taking into account differing practices by market.
There may be many instances where the Funds elect not to vote proxies relating to foreign securities. Many foreign markets require that securities be blocked or re-registered in order to vote at a

Proxy Voting

Proxy Voting Policy — Continued
company’s shareholder meeting. The Funds will normally not vote proxies in foreign markets that require the securities be blocked or re-registered in order to vote so as to not subject the Funds to the loss of liquidity imposed by these requirements unless the proposal is expected to have a significant economic impact on the Fund’s investments.
In addition, the costs of voting in foreign markets (i.e., custodian fees and voting agency fees) may be substantially higher than for U.S. holdings. As a result, the Funds may choose not to vote proxies relating to foreign securities held by clients in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.
■	Voting for a Fund that Invests in Other Harbor Funds. Certain Harbor funds (the “acquiring funds”) may, from time to time, own shares of other Harbor funds (the “underlying funds”). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the acquiring funds will be cast in the same proportion as the votes of the other shareholders in the underlying funds. This is known as “echo voting” and is designed to avoid any potential conflict of interest.
CONFLICTS OF INTEREST
The Committee has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of a Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand. The Committee performs this assessment for each proxy on a proposal-by-proposal basis, and a conflict with respect to one proposal in a proxy does not indicate that a conflict exists with respect to any other proposal in such proxy.
If the Committee determines that a conflict may exist, it will resolve the conflict in accordance with the guidelines set forth in Harbor Funds’ Proxy Voting Guidelines and promptly report the matter and its resolution to the Fund’s Chief Compliance Officer. The Committee is authorized to resolve any such conflict in a manner that is in the best interests of the Funds. The Committee will report all conflicts, and the resolution of such conflicts, to the Board of Trustees on a quarterly basis. The Committee will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, one or more members of the Committee actually knew, or reasonably should have known, of the conflict.
PROXY VOTING INFORMATION
Information regarding how each Fund voted proxies relating to securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund’s toll-free number at 800-422-1050; (2) on the Fund’s website at harborfunds.com; and (3) on the SEC’s website at www.sec.gov.

Portfolio Transactions

The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of a Subadviser and not solely or necessarily for the benefit of the Funds. Each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of a Subadviser. Investment decisions for a Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Funds believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

Broker Commissions [To Be Updated]
The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Subadviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a Subadviser in carrying out its obligations to the Funds.

Portfolio Transactions

Broker Commissions [To Be Updated] — Continued
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years:
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2018 (000s)	2018(%)*	Total Brokerage Commission (000s)
			2018	2017	2016
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$3,040	0.03%	$ 8,509	$ 9,422	$ 8,891
Harbor Strategic Growth Fund[1]	4	0.01	7	N/A	N/A
Harbor Mid Cap Growth Fund	36	0.07	251	391	541
Harbor Small Cap Growth Fund	763	0.14	1,062	924	930
Harbor Small Cap Growth Opportunities Fund	353	0.14	443	412	509
Harbor Large Cap Value Fund	402	0.04	402	346	238
Harbor Mid Cap Value Fund	107	0.01	107	103	91
Harbor Small Cap Value Fund	593	0.05	700	238	323
Harbor Small Cap Value Opportunities Fund[2]	48	0.21	64	25	N/A
INTERNATIONAL & GLOBAL FUNDS
Harbor International Fund	$9,086	0.06%	$16,170	$10,265	$11,668
Harbor Diversified International All Cap Fund	—	0.06	316	122	97
Harbor Overseas Fund[3]	N/A	N/A	N/A	N/A	N/A
Harbor International Growth Fund	—	0.03	152	56	58
Harbor International Small Cap Fund[4]	—	0.06	37	44	30
Harbor Global Leaders Fund	11	0.02	13	54	52
Harbor Emerging Markets Equity Fund	119	0.20	127	102	68
FIXED INCOME FUNDS
Harbor Convertible Securities Fund		$0.00%	$ 1	$ —	$ —
Harbor High-Yield Bond Fund	—	0.00	—	—	—
Harbor High-Yield Opportunities Fund[5]	—	0.00	—	N/A	N/A
Harbor Bond Fund	—	0.01	216	269	287
Harbor Core Bond Fund[6]	—	0.00	—	N/A	N/A
Harbor Real Return Fund	—	0.00	3	4	4
Harbor Money Market Fund	—	0.00	—	—	—
TARGET RETIREMENT FUNDS
Harbor Target Retirement Income Fund	$ —	0.00%	$ —	$ —	$ —
Harbor Target Retirement 2015 Fund	—	0.00	—	—	—
Harbor Target Retirement 2020 Fund	—	0.00	—	—	—
Harbor Target Retirement 2025 Fund	—	0.00	—	—	—
Harbor Target Retirement 2030 Fund	—	0.00	—	—	—
Harbor Target Retirement 2035 Fund	—	0.00	—	—	—
Harbor Target Retirement 2040 Fund	—	0.00	—	—	—
Harbor Target Retirement 2045 Fund	—	0.00	—	—	—
Harbor Target Retirement 2050 Fund	—	0.00	—	—	—
Harbor Target Retirement 2055 Fund	—	0.00	—	—	—
*	The total brokerage commissions paid expressed as a percentage of average net assets represents the total dollar value of brokerage commissions paid by the Fund for the last fiscal year divided by the average net assets of the Fund for the last fiscal year.
[1]	Commenced operations March 6, 2017.
[2]	Commenced operations August 1, 2017.
[3]	Commenced operations March 1, 2019.
[4]	Commenced operations February 1, 2016.
[5]	Commenced operations November 1, 2017.
[6]	Commenced operations June 1, 2018.

Portfolio Transactions

Broker Commissions [To Be Updated] — Continued
The brokerage commissions paid are reflected in the total return of the Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadviser. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

Securities Issued by Regular Broker-Dealers [To Be Updated]
During the fiscal year ended October 31, 2018, the following Funds purchased securities issued by the following regular broker-dealers of Harbor Funds, which had the following values as of October 31, 2018:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
[__________________________]	[_____________________]	$[_____]

Portfolio Transactions

Securities Lending [To Be Updated]
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2018, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2018, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested the cash collateral received from borrowers into a pooled investment vehicle approved by the Adviser. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2018, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.
	Capital Appreciation (000s)	International (000s)	Diversified International All Cap (000s)	International Growth (000s)	International Small Cap (000s)	Global Leaders (000s)
Gross income from securities lending activities	$[_____]	$[_____]	$[_____]	$[_____]	$[_____]	$[_____]
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Fees paid for any cash collateral management services that are not included in the revenue split	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Administrative fees not included in revenue split	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Indemnification fee not included in revenue split	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Rebate (paid to borrower)	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Other fees not included in revenue split	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Aggregate fees/compensation for securities lending activities	[_____]	[_____]	[_____]	[_____]	[_____]	[_____]
Net income from securities lending activities[1]	$[_____]	$[_____]	$[_____]	$[_____]	$[_____]	$[_____]
[1]	The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual report due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.
*	Rounds to less than $1,000

Net Asset Value

The net asset value (“NAV”) per share of each class of each Fund is generally determined by the Funds’ Custodian after the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m., Eastern time) on each day when the NYSE is open for trading. If the NYSE closes early (scheduled), determination of net asset value may be accelerated to that time. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed because of inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, Harbor Funds reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. Harbor Funds may elect to remain open and price Fund shares on days when the NYSE is closed but the primary securities markets on which the Funds’ securities trade remain open. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Exchange traded swaps are normally valued at the closing price from the exchange on which the swaps are principally traded. Forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
Harbor Money Market Fund has adopted a policy to invest 99.5% or more of the Fund’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities) so as to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act.  As a “government money market fund” under Rule 2a-7, the Fund is permitted to seek to maintain a stable $1.00 share price by valuing its securities using the amortized cost method of valuation, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value, and which does not take into account unrealized securities gains or losses. While this method provides stability in valuation (i.e. at $1 per share), it may result in periods during which the value of a security, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money

Net Asset Value

Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.
The Adviser will monitor the extent of the deviation, if any, between the Fund’s current net asset value based upon available market quotations and the Fund’s $1.00 per share based on amortized cost. In addition, the Trustees periodically review the extent of the deviation, if any. In the event the Trustees believe at any time that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate to eliminate or to reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Trustees may take may include, without limitation, the redemption of shares in kind; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Fund’s average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; or utilizing a net asset value per share as determined by using available market quotations or equivalents. In addition, the Trustees have the authority to reduce or increase the number of shares outstanding on a pro rata basis, and to offset each shareholder’s pro rata portion of the deviation from the shareholder’s accrued dividend account or from future dividends.
The assets of each Target Retirement Fund consist primarily of shares of the underlying Harbor funds, which are valued at their respective net asset values.
When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by a Subadviser (where permitted under the Funds’ valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’ net asset values may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Board of Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities. In the case of each equity Fund, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities

Net Asset Value

determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined and that these price differences may have an effect on the net asset value, particularly for global/international Funds. As a result, a fair value information service provided by an independent third-party pricing vendor will normally be used to determine the fair value of foreign equity security held by each equity Fund.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Funds. Expenses with respect to any two or more Harbor funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Tax Information

Each Fund is treated as a separate taxpayer for federal income tax purposes.
Each Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally

Tax Information

is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor Small Cap Value Opportunities Fund, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor Overseas Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor Convertible Securities Fund, and the Target Retirement Funds may qualify in part for a 50% dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to these Funds that would lessen the effect of these adverse tax consequences. However, such elections could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

Tax Information

The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund may invest significantly, and certain other Funds may invest to a lesser extent, in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 24% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the IRS or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (other than, under an exemption recently made permanent by Congress, certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in Section 897(i)(c)(2) of the Code and, therefore, none expects to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property

Tax Information

holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for shareholders.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.
With respect to Harbor Money Market Fund, because the Fund intends to maintain a stable NAV per share of $1.00, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares. However, with respect to any gain or loss recognized on the sale or exchange of shares of the Fund, unless a shareholder chooses to adopt a simplified “NAV method” of accounting (described below), the consequences described in the preceding paragraph will generally be applicable. Alternatively, if a shareholder elects to adopt the simplified “NAV method” of accounting, rather than compute gain or loss on every taxable sale or other disposition of shares of the Fund as described above, a shareholder would determine gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as the shareholder’s taxable year), reduced by the shareholder’s net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified “NAV method,” any resulting capital gain or loss would be reportable on a net basis and would generally be treated as a short-term capital gain or loss.
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed

Tax Information

on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds, including the Target Retirement Funds (as a result of investments in Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund), may also be subject to foreign taxes with respect to their foreign investments. Such “funds of funds” may make this election, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses.
Distributions by the underlying Harbor funds, redemptions of shares in the underlying Harbor Funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains to shareholders of the Target Retirement Funds. In addition, the Target Retirement Funds generally will not be able to currently offset short-term capital gains realized by one underlying Harbor fund in which the Target Retirement Funds invest against short-term capital losses realized by another underlying Harbor fund. These factors could affect the amount, timing and character of distributions to shareholders of the Target Retirement Funds.
Five to ten years after a Target Retirement Fund with a target retirement date reaches its target retirement year, its asset allocation is expected to match that of Harbor Target Retirement Income Fund. At that time, the assets of the particular Target Retirement Fund may be combined with the assets of Harbor Target Retirement Income Fund. The Board of Trustees reserves the right to engage in such transactions in the best interests of each Target Retirement Fund’s shareholders. The Trustees may take these actions with or without seeking shareholder approval. A combination of assets may result in a capital gain or loss for shareholders of the particular Target Retirement Fund.
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.
At October 31, 2018, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
INTERNATIONAL & GLOBAL FUNDS
Harbor Emerging Markets Equity Fund	$[_____]	$[_____]	$[_____]

Tax Information

Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$[_____]	$[_____]	$[_____]
Harbor Bond Fund	[_____]	[_____]	[_____]
Harbor Real Return Fund	[_____]	[_____]	[_____]
Target retirement FUNDS
Harbor Target Retirement 2015 Fund	$[_____]	$[_____]	$[_____]
Harbor Target Retirement 2020 Fund	[_____]	[_____]	[_____]
Harbor Target Retirement 2025 Fund	[_____]	[_____]	[_____]
Harbor Target Retirement 2035 Fund	[_____]	[_____]	[_____]
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.

Organization and Capitalization

General
Harbor Funds is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisers unaffiliated with the Adviser. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor Funds or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser and other service providers.
Prior to March 1, 2017, Harbor Global Leaders Fund was named Harbor Global Growth Fund.

Shareholder and Trustee Liability
Harbor Funds is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership
The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of November 30, 2018, and are therefore presumed to control the respective  Fund.
DOMESTIC EQUITY FUNDS
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	31%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	26%	33%	—	32%
STATE STREET BANK TR AS TTEE BOSTON, MA	—	—	35%	—

Organization and Capitalization

25% or Greater Ownership — Continued
DOMESTIC EQUITY FUNDS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value Opportunities
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	80%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	33%	29%	—
UBATCO & CO LINCOLN, NE	29%	—	—	—

INTERNATIONAL & GLOBAL FUNDS
Shareholder Name	Diversified International All Cap	International Small Cap	Emerging Markets Equity
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	32%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	32%	—	33%

FIXED INCOME & MONEY MARKET FUNDS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities	Bond
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	—	31%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	69%	—
J.P. MORGAN SECURITIES LLC. NORTH BROOKLYN, NY	—	35%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	40%	—	—	—

FIXED INCOME & MONEY MARKET FUNDS — Continued
Shareholder Name	Core Bond	Real Return	Money Market
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	88%	—	27%
PERSHING LLC JERSEY CITY, NJ	—	26%	—

TARGET RETIREMENT FUNDS
Shareholder Name	Income	2015	2020	2025	2030
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	100%	100%	100%	97%	95%

TARGET RETIREMENT FUNDS — Continued
Shareholder Name	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	94%	97%	78%	93%	86%
To the extent these shareholders have and exercise voting power with respect to shares of the Funds, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the respective  Fund and/or the Trust generally.

5% or Greater Ownership
of Share Class
The following table identifies those investors who beneficially own 5% or more of the voting securities of a class of each Fund’s shares as of November 30, 2018.

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	16%	9%	—	13%
C/O FASCORE LLC GREENWOOD VILLAGE, CO	8%	—	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F KANSAS CITY, MO	7%	—	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F OVERLAND PARK, KS	—	—	—	11%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	33%	—	—
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	—	10%	7%
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	25%	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	—	15%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	26%	33%	21%	33%
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	—	7%	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	6%	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	9%	—	12%	—

DOMESTIC EQUITY FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value	Small Cap Value Opportunities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	6%	13%	16%	18%	—
GREAT WEST TRUST CO. AS TRUSTEE FBO OVERLAND PARK, KS	8%	—	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	—	100%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	—	8%	—	—	—
LPL FINANCIAL NEW YORK, NY	—	—	17%	8%	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	6%	—	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	11%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	24%	34%	24%	10%	—
SAXON & CO CLEVELAND, OH	—	8%	—	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	12%	—	—	—
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	5%	—	—	—	—
UBATCO & CO LINCOLN, NE	34%	—	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	—	6%	26%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	15%	—	—	—
FIFTH THIRD BANK TTEE CINCINNATI, OH	7%	—	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	77%	—	—
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	—	82%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	25%	—	5%	89%
TD AMERITRADE INC FOR THE OMAHA, NE	—	23%	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	9%	—	—	—
VRSCO HOUSTON, TX	6%	—	—	—

DOMESTIC EQUITY FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value	Small Cap Value Opportunities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	22%	—	—	—	—
FIIOC COVINGTON, KY	—	23%	7%	—	—
GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE, CO	—	—	—	6%	—
GREAT WEST TRUST FBO RTC TTEE GREENWOOD VLG, CO	—	69%	20%	—	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	—	100%
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	—	12%	—	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	—	11%	—
MATRIX TRUST COMPANY AS AGENT FBO PHOENIX, AZ	—	—	—	16%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	14%	—	26%	33%	—
PAI TRUST COMPANY INC DE PERE, WI	60%	—	—	—	—
PIMS/PRUDENTIAL RETIREMENT ISELIN, NJ	—	—	12%	—	—

DOMESTIC EQUITY FUNDS - INVESTOR CLASS
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	34%	50%	16%	33%
MG TRUST COMPANY CUST FBO DENVER, CO	—	—	—	8%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	30%	—	20%	28%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	7%	16%
PERSHING LLC JERSEY CITY, NJ	7%	—	9%	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
RELIANCE TRUST COMPANY FBO ATLANTA, GA	—	—	—	6%
TD AMERITRADE INC FOR THE OMAHA, NE	—	39%	—	—
WTRISC CO IRA OMNIBUS ACCT WASHINGTON, DC	—	—	26%	—

DOMESTIC EQUITY FUNDS - INVESTOR CLASS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value	Small Cap Value Opportunities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	66%	45%	31%	33%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	—	—	95%
LPL FINANCIAL SAN DIEGO, CA	—	—	—	17%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6%	31%	29%	24%	—
PERSHING LLC JERSEY CITY, NJ	10%	—	6%	8%	—
RBC CAPITAL MARKETS LLC MINNEAPOLIS, MN	—	—	7%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	—	8%	6%	5%	—

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS
Shareholder Name	Capital Appreciation	Strategic Growth	Mid Cap Growth	Small Cap Growth
ASSOCIATED TRUST COMPANY FBO GREEN BAY, WI	6%	—	—	15%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	7%	37%	—	—
C/O FASCORE LLC GREENWOOD VILLAGE, CO	6%	—	8%	—
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	—	15%
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	—	5%	—
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	24%	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	28%	39%	—	30%
PRUDENTIAL BANK & TRUST FSB TTEE HARTFORD, CT	—	—	—	7%
STATE STREET BANK TR AS TTEE BOSTON, MA	—	—	81%	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	7%	—	—	23%

DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value	Small Cap Value Opportunities
AHS HOSPITAL CORP MORRISTOWN, NJ	—	20%	—	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
DOMESTIC EQUITY FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Small Cap Growth Opportunities	Large Cap Value	Mid Cap Value	Small Cap Value	Small Cap Value Opportunities
ATTN MUTUAL FUND ADMIN OAKS, PA	—	11%	—	—	—
BENEFIT TRUST COMPANY FBO OVERLAND PARK, KS	—	—	12%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	12%	—	—	—
CITY OF RICHMOND HEIGHTS POLICE AND RICHMOND HEIGHTS, MO	—	—	—	—	94%
DCGT AS TTEE AND/OR CUST DES MOINES, IA	—	—	6%	—	—
MERRILL LYNCH PIERCE FENNER & SMITH JACKSONVILLE, FL	—	—	—	28%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	34%	67%	29%	6%
PERSHING LLC JERSEY CITY, NJ	—	8%	—	—	—
STATE STREET BANK AND TRUST CO TTEE QUINCY, MA	26%	—	—	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	68%	—	—	—	—
ZIONS FIRST NATIONAL BANK 0 SALT LAKE CTY, UT	—	—	—	28%	—

INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS
Shareholder Name	International	Diversified International All Cap	International Growth
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	—	12%	12%
CAPINCO MILWAUKEE, WI	—	7%	10%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	19%	20%	6%
C/O FASCORE LLC GREENWOOD VILLAGE, CO	9%	—	12%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	22%	45%	20%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	17%
INTERNATIONAL & GLOBAL FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	International Small Cap	Global Leaders	Emerging Markets Equity
ATTN MUTUAL FUND OPERATIONS PITTSBURGH, PA	10%	—	—
CAPINCO MILWAUKEE, WI	6%	—	12%
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	15%	—	—
INDIVIDUAL GREENWICH, CT	—	—	6%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	37%	35%	20%
MITRA & CO FBO 98 MILWAUKEE, WI	—	—	17%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	18%	9%	34%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	International	Diversified International All Cap	International Growth
ASCENSUS TRUST COMPANY FBO FARGO, ND	—	—	10%
FIIOC COVINGTON, KY	—	—	18%
INDIVIDUAL CLEVELAND, OH	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	13%	100%	39%
NATIONWIDE TRUST COMPANY, FSB COLUMBUS, OH	39%	—	—
PERSHING LLC JERSEY CITY, NJ	—	—	10%
TD AMERITRADE TRUST COMPANY DENVER, CO	—	—	15%
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	5%	—	—
WELLS FARGO BANK FBO CHARLOTTE, NC	8%	—	—

INTERNATIONAL & GLOBAL FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	International Small Cap	Global Leaders	Emerging Markets Equity
E TRADE SECURITIES LLC RANCHO CORDOVA, CA	—	6%	—
E TRADE SECURITIES LLC RANCHO CORDOVA, CA	—	14%	—
FIIOC COVINGTON, KY	—	13%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	100%	58%	98%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	5%	—

INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS
Shareholder Name	International	Diversified International All Cap	International Growth
ATTN MUTUAL FUND ADMINISTRATOR OAKS, PA	6%	—	—
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	34%	98%	10%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	31%	—	7%
NATIONWIDE LIFE INSURANCE COMPANY Q COLUMBUS, OH	—	—	25%
NATIONWIDE TRUST COMPANY FSB COLUMBUS, OH	—	—	44%
PERSHING LLC JERSEY CITY, NJ	7%	—	—

INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	International Small Cap	Global Leaders	Emerging Markets Equity
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	36%	20%	8%
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	50%	5%	40%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
INTERNATIONAL & GLOBAL FUNDS - INVESTOR CLASS — Continued
Shareholder Name	International Small Cap	Global Leaders	Emerging Markets Equity
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	45%	25%
INDIVIDUAL YORKTOWN, VA	—	—	8%
TD AMERITRADE INC FOR THE OMAHA, NE	—	20%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	5%
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS
Shareholder Name	International	Diversified International All Cap	International Growth
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	15%	8%
EDWARD D JONES & CO MARYLAND HEIGHTS, MO	69%	—	—
HOCO KANSAS CITY, MO	—	—	43%
LINCOLN RETIREMENT SERVICES COMPANY FORT WAYNE, IN	—	13%	—
MAC & CO A/C 796386 PITTSBURGH, PA	—	—	20%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	9%	25%	13%
T ROWE PRICE RETIREMENT PL SERV INC OWINGS MILLS, MD	—	6%	—
U S BANK FBO MILWAUKEE, WI	—	7%	—
WELLS FARGO BANK FBO CHARLOTTE, NC	—	8%	9%
INTERNATIONAL & GLOBAL FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	International Small Cap	Global Leaders	Emerging Markets Equity
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	—	44%
INDIVIDUAL GLYNDON, MD	18%	17%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	21%	36%	27%
SAXON & CO CLEVELAND, OH	15%	—	—
INDIVIDUAL FORT MYERS, FL	—	18%	—
INDIVIDUAL NEW CANAAN, CT	—	—	29%
U S BANK FBO MILWAUKEE, WI	46%	—	—
VANGUARD FIDUCIARY TRUST CO MALVERN, PA	—	29%	—

FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities	Bond
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	20%	14%	—	32%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities	Bond
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	69%	—
JPMORGAN CHASE FBO BROOKLYN, NY	—	—	15%	—
MAC & CO A/C 557839 PITTSBURGH, PA	13%	—	—	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	48%	26%	—	18%
PERSHING LLC JERSEY CITY, NJ	—	—	—	6%
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	5%	—	—	—
WELLS FARGO CLEARING SERVICES, LLC SAINT LOUIS, MO	—	19%	—	—

FIXED INCOME & MONEY MARKET FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	Core Bond	Real Return	Money Market
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	—	10%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	93%	—	27%
HARBOR SERVICES GROUP INC CHICAGO, IL	—	—	15%
MATRIX TRUST COMPANY TRUSTEE FBO DENVER, CO	—	—	6%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	7%	17%	—
PERSHING LLC JERSEY CITY, NJ	—	26%	—
FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	100%
HEM JR LLC ST LOUIS, MO	—	6%	—
ICMA RETIREMENT CORPORATION WASHINGTON, DC	—	13%	—
MORGAN STANLEY SMITH BARNEY LLC JERSEY CITY, NJ	—	33%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	—	13%	—
NTC & CO DENVER, CO	100%	10%	—
VRSCO HOUSTON, TX	—	13%	—

FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Bond	Real Return	Money Market
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	12%	10%	—
COUNSEL TRUST DBA MATC FBO PITTSBURGH, PA	—	—	14%
E*TRADE SAVINGS BANK CENTENNIAL, CO	—	—	38%

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - ADMINISTRATIVE CLASS — Continued
Shareholder Name	Bond	Real Return	Money Market
INTERACTIVE BROKERS LLC GREENWICH, CT	—	—	19%
MATRIX TRUST COMPANY CUST FBO DENVER, CO	—	—	10%
MID ATLANTIC TRUST COMPANY FBO PITTSBURGH, PA	—	—	17%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	59%	12%	—
NTC & CO DENVER, CO	—	7%	—
PERSHING LLC JERSEY CITY, NJ	5%	39%	—
STATE STREET BANK AND TRUST BOSTON, MA	—	6%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	15%	—
FIXED INCOME & MONEY MARKET FUNDS - INVESTOR CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities
CHARLES SCHWAB & CO INC SAN FRANCISCO, CA	49%	34%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	—	92%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	29%	44%	—
PERSHING LLC JERSEY CITY, NJ	13%	—	—
TD AMERITRADE INC FOR THE OMAHA, NE	6%	7%	—
VANGUARD BROKERAGE SERVICES MALVERN, PA	—	—	8%
FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS
Shareholder Name	Convertible Securities	High-Yield Bond	High-Yield Opportunities
HOFSTRA UNIVERSITY HEMPSTEAD, NY	79%	—	—
J.P. MORGAN SECURITIES LLC. NORTH BROOKLYN, NY	—	87%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	8%	8%	96%
SHENKMAN CAPITAL MANAGEMENT INC NEW YORK, NY	14%	—	—

FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Bond	Core Bond	Real Return
BANK OF AMERICA CUSTODIAN FBO MFO JACKSONVILLE, FL	—	25%	—
HARBOR CAPITAL ADVISORS INC CHICAGO, IL	—	24%	—
INCOME RESEARCH & MANAGEMENT BOSTON, MA	—	25%	—
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	36%	—	100%
RETIREMENT TR FOR KINO FLO BURBANK, CA	25%	—	—

Organization and Capitalization

5% or Greater Ownership
of Share Class — Continued
FIXED INCOME & MONEY MARKET FUNDS - RETIREMENT CLASS — Continued
Shareholder Name	Bond	Core Bond	Real Return
SSB&T CUSTODIAN FOR THE IRA OF LONGMONT, CO	19%	—	—
SSS FAMILY INVESTMENTS LP OVERLAND PARK, KS	19%	—	—
WELLS FARGO BANK NA FBO MINNEAPOLIS, MN	—	25%	—

TARGET RETIREMENT FUNDS - INSTITUTIONAL CLASS
Shareholder Name	Income	2015	2020	2025	2030
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	100%	100%	100%	97%	95%

TARGET RETIREMENT FUNDS - INSTITUTIONAL CLASS — Continued
Shareholder Name	2035	2040	2045	2050	2055
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD, MA	94%	97%	78%	93%	86%
NATIONAL FINANCIAL SERVICES LLC JERSEY CITY, NJ	6%	—	22%	7%	14%

Custodian

State Street Bank and Trust Company
State Street Bank and Trust Company (the “Custodian”) has been retained to act as custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900.

Independent Registered Public Accounting Firm and Financial Statements

[__________]
[__________], [__________], serves as Harbor Funds’ independent registered public accounting firm, providing audit and tax services. [__________]

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborfunds.com
03/2019/150
FD.SAI.0319

HARBOR FUNDS
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	[21](1)	Amended and Restated Agreement and Declaration of Trust dated December 16, 2016
	(2)	Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Per Share dated November 19, 2018 – filed herewith
[18]b.		Amended and Restated By-Laws dated December 16, 2016
[18]c.		Article VI of the Amended and Restated Agreement and Declaration of Trust dated December 16, 2016 and Article III of the Amended and Restated By-Laws dated December 16, 2016
d.	[5](1)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Growth Fund – dated July 1, 2013
	[5](2)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small Cap Growth Fund – dated July 1, 2013
	[5](3)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Growth Fund – dated July 1, 2013
	[5](4)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Capital Appreciation Fund – dated July 1, 2013
	[5](5)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Fund – dated July 1, 2013
	[5](6)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Large Cap Value Fund – dated July 23, 2013
	[5](7)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Bond Fund – dated July 1, 2013
	[5](8)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Money Market Fund – dated July 1, 2013
	[5](9)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small Cap Value Fund – dated July 23, 2013
	[5](10)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Value Fund – dated July 1, 2013
	[5](11)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor High-Yield Bond Fund – dated July 1, 2013
	[5](12)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Real Return Fund – dated July 23, 2013
	[5](13)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Commodity Real Return Strategy Fund – dated July 1, 2013
	[8](14)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Target Retirement Funds – dated July 1, 2013 and amended November 1, 2014
	[9](15)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Global Leaders Fund – dated March 1, 2014
	[5](16)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Convertible Securities Fund – dated July 1, 2013
	[6](17)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Emerging Markets Equity Fund – dated November 1, 2013
	[7](18)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Small Cap Growth Opportunities Fund – dated February 1, 2014
	[11](19)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Diversified International All Cap Fund – dated November 1, 2015
	[13](20)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Small Cap Fund – dated February 1, 2016
	[24](21)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Core Bond Fund – dated June 1, 2018
	[15](22)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Strategic Growth Fund – dated March 1, 2017

[14](23)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. – Harbor Strategic Growth Fund, Harbor Large Cap Value Fund, Harbor Small Cap Value Opportunities Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, Harbor Emerging Markets Equity Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund – dated March 1, 2018
[25](24)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. – Harbor High Yield-Opportunities Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Core Bond Fund, and Harbor Money Market Fund – dated June 1, 2018
[14](25)	Contractual Advisory Fee Waiver between the Registrant and Harbor Capital Advisors, Inc. – Harbor Capital Appreciation Fund, Harbor Mid Cap Value Fund, Harbor International Fund, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Money Market Fund – dated March 1, 2018
[25](26)	Contractual Advisory Fee Waiver between the Registrant and Harbor Capital Advisors, Inc. – Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Money Market Fund – dated June 1, 2018
[5](27)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Wellington Management Company LLP – Harbor Mid Cap Growth Fund – dated July 1, 2013
[5](28)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Westfield Capital Management Company, L. P. – Harbor Small Cap Growth Fund – dated July 1, 2013
[5](29)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Baillie Gifford Overseas Limited – Harbor International Growth Fund – dated July 1, 2013
[5](30)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Jennison Associates LLC – Harbor Capital Appreciation Fund – dated July 1, 2013
[5](31)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Pacific Management Investment Company LLC – Harbor Bond Fund – dated July 1, 2013 and amended July 1, 2015
[5](32)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and BNP Paribas Asset Management USA, Inc. (f/k/a Fisher, Francis, Trees and Watts, Inc.) – Harbor Money Market Fund – dated July 1, 2013
[5](33)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor Small Cap Value Fund – dated July 1, 2013
[5](34)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Aristotle Capital Management, LLC – Harbor Large Cap Value Fund – dated July 1, 2013
[14](35)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and LSV Capital Management – Harbor Mid Cap Value Fund – dated February 1, 2018
[14](36)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Shenkman Capital Management, Inc. – Harbor High-Yield Bond Fund – dated March 1, 2018
[5](37)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Pacific Management Investment Company LLC – Harbor Real Return Fund – dated July 1, 2013 and amended January 1, 2015
[24](38)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Income Research + Management – Harbor Core Bond Fund – dated June 1, 2018
[18](39)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Sands Capital Management, LLC – Harbor Global Leaders Fund – dated March 1, 2017
(40)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Marathon Asset Management LLP – Harbor International Fund – dated August 22, 2018 – filed herewith
[5](41)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Shenkman Capital Management, Inc. – Harbor Convertible Securities Fund – dated July 1, 2013
[6](42)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Oaktree Capital Management, L.P. – Harbor Emerging Markets Equity Fund – dated November 1, 2013
[7](43)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Elk Creek Partners, LLC – Harbor Small Cap Growth Opportunities Fund – dated February 1, 2014
(44)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Marathon Asset Management LLP - Harbor Diversified International All Cap Fund – dated August 22, 2018 – filed herewith
[13](45)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Baring International Investment Limited - Harbor International Small Cap Fund – dated February 1, 2016

	[15](46)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC - Harbor Strategic Growth Fund – dated March 6, 2017
	[18](47)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor Small Cap Value Opportunities Fund - dated August 1, 2017
	[18](48)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. - Harbor Small Cap Value Opportunities Fund - dated August 1, 2017
	[18](49)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Sapience Investments, LLC - Harbor Small Cap Value Opportunities Fund - dated August 1, 2017
	[20](50)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. - Harbor High-Yield Opportunities Fund - dated November 1, 2017
	[20](51)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. - Harbor High-Yield Opportunities Fund - dated November 1, 2017
	[20](52)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Crescent Capital Group LP - Harbor High-Yield Opportunities Fund - dated November 1, 2017
	(53)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. – Harbor Diversified International All Cap Fund – dated August 22, 2018 – filed herewith
	(54)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Overseas Fund – dated March 1, 2019 – filed herewith
	(55)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Acadian Asset Management LLC – Harbor Overseas Fund – dated March 1, 2019 – filed herewith
e.	[18](1)	Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated July 1, 2013
	[24](2)	Amendment to Distribution Agreement between Registrant and Harbor Funds Distributors, Inc. dated June 1, 2018
f.		None
g.	[1](1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 19, 1986
	[15](2)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated March 1, 2017
	[21](3)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 1, 2017
	[24](4)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated June 1, 2018
h.	[2](1)	Transfer Agency and Service Agreement between the Registrant and Harbor Services Group, Inc. (f/k/a Harbor Transfer, Inc.) dated June 7, 2001
	[8](2)	Transfer Agency and Service Agreement Amendment dated November 1, 2014
	[21](3)	Transfer Agency and Service Agreement Amendment dated November 1, 2017
	[24](4)	Transfer Agency and Service Agreement Amendment dated June 1, 2018
i.	[25](1)	Legal Opinion of General Counsel
	[25](2)	Legal Opinion of Dechert LLP
	[25](3)	Consent of Dechert LLP
[25]j.		Consent of Independent Registered Public Accounting Firm
k.		None
l.		None
m.	[4](1)	Administrative Class Shares Distribution Plan adopted August 31, 2011
	[4](2)	Investor Class Shares Distribution Plan adopted August 31, 2011
[20]n.		Multiple Class Plan pursuant to Rule 18f-3 dated November 9, 2015
o.	[10](1)	Power of Attorney dated February 26, 2015, with respect to Raymond J. Ball only
	[14](2)	Power of Attorney dated February 19, 2018
p.	[16](1)	Harbor Funds and Harbor Funds Distributors, Inc. Code of Ethics dated December 16, 2016
	[15](2)	Harbor Capital Advisors, Inc. Code of Ethics dated August 2, 2016
	(3)	Jennison Associates LLC Code of Ethics dated November 26, 2018 – filed herewith
	[14](4)	Pacific Investment Management Company LLC Code of Ethics dated December 2017
	[14](5)	BNP Investment Partners USA Code of Ethics dated December 2017
	[18](6)	Wellington Management Company LLP Code of Ethics dated April 30, 2017
	(7)	Westfield Capital Management Company, L.P. Code of Ethics dated August 22, 2018 – filed herewith
	(8)	EARNEST Partners LLC Code of Ethics dated July 10, 2018 – filed herewith
	[14](9)	LSV Asset Management Code of Ethics dated November 29, 2017

[23](10)	Shenkman Capital Management, Inc. Code of Ethics dated July 2017
(12)	Aristotle Capital Management, LLC Code of Ethics dated July 31, 2018 – filed herewith
(13)	Acadian Asset Management LLC Code of Ethics dated March 1, 2018 – filed herewith
[14](14)	Marathon Asset Management LLP Code of Ethics dated January 2018
(15)	Baillie Gifford Overseas Limited Code of Ethics dated September 1, 2018 – filed herewith
[14](16)	Oaktree Capital Management, L.P. Code of Ethics dated October 2017
[12](17)	Elk Creek Partners, LLC Code of Ethics dated August 2015
(18)	Baring International Investment Limited Code of Ethics dated September 1, 2018 – filed herewith
[21](19)	Mar Vista Investment Partners, LLC Code of Ethics dated April 30, 2017
[18](20)	Sands Capital Management, LLC Code of Ethics dated March 1, 2017
[14](21)	Sapience Investments, LLC Code of Ethics dated December 2017
[14](22)	Crescent Capital Group LP Code of Ethics dated October 2017
[24](23)	Income Research + Management Code of Ethics dated January 2015

[1]	Filed with Post-Effective Amendment No. 24 on February 26, 1998.
[2]	Filed with Post-Effective Amendment No. 32 on April 20, 2001.
[3]	Filed with Post-Effective Amendment No. 56 on February 22, 2008.
[4]	Filed with Post-Effective Amendment No. 96 on February 27, 2012.
[5]	Filed with Post-Effective Amendment No. 101 on August 15, 2013.
[6]	Filed with Post-Effective Amendment No. 102 on October 29, 2013.
[7]	Filed with Post-Effective Amendment No. 106 on January 29, 2014.
[8]	Filed with Post-Effective Amendment No. 111 on October 31, 2014.
[9]	Filed with Post-Effective Amendment No. 113 on February 25, 2015.
[10]	Filed with Post-Effective Amendment No. 115 on August 14, 2015.
[11]	Filed with Post-Effective Amendment No. 116 on October 29, 2015.
[12]	Filed with Post-Effective Amendment No. 118 on November 16, 2015.
[13]	Filed with Post-Effective Amendment No. 120 on January 28, 2016.
[14]	Filed with Post-Effective Amendment No. 133 on February 28, 2018
[15]	Filed with Post-Effective Amendment No. 124 on December 16, 2016.
[16]	Filed with Post-Effective Amendment No. 125 on February 28, 2017.
[17]	Filed with Post-Effective Amendment No. 126 on February 28, 2017.
[18]	Filed with Post-Effective Amendment No. 128 on May 11, 2017.
[19]	Filed with Post-Effective Amendment No. 129 on July 31, 2017.
[20]	Filed with Post-Effective Amendment No. 130 on August 17, 2017.
[21]	Filed with Post-Effective Amendment No. 131 on October 30, 2017.
[22]	Filed with Post-Effective Amendment No. 132 on October 31, 2017.
[23]	Filed with Post-Effective Amendment No. 133 on December 11, 2017.
[24]	Filed with Post-Effective Amendment No. 134 on March 14, 2018.
[25]	Filed with Post-Effective Amendment No. 142 on June 1, 2018.
Item 29.    Persons Controlled by or Under Common Control with Registrant
None
Item 30.    Indemnification
The Registrant maintains directors and officers insurance that, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.    Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Adviser and Subadvisers” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.
Jennison Associates LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Jennison Associates LLC is currently listed in the investment adviser registration on Form ADV for Jennison Associates LLC (File No. 801-5608) and is hereby incorporated by reference thereto.

Mar Vista Investment Partners, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Mar Vista Investment Partners, LLC is currently listed in the investment adviser registration on Form ADV for Mar Vista Investment Partners, LLC (File No. 801-68369) and is hereby incorporated by reference thereto.
Wellington Management Company LLP is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Wellington Management Company LLP is currently listed in the investment adviser registration on Form ADV for Wellington Management Company LLP (File No. 801-15908) and is hereby incorporated herein by reference thereto.
Westfield Capital Management Company, L.P. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Westfield Capital Management Company, L.P. is currently listed in the investment adviser registration on Form ADV for Westfield Capital Management Company, L.P. (File No. 801-69413) and is hereby incorporated herein by reference thereto.
Elk Creek Partners, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Elk Creek Partners, LLC is currently listed in the investment adviser registration on Form ADV for Elk Creek Partners, LLC (File No. 801-78960) and is hereby incorporated herein by reference thereto.
Aristotle Capital Management, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Aristotle Capital Management, LLC is currently listed in the investment adviser registration statement on Form ADV for Aristotle Capital Management, LLC (File No. 801-60014) and is hereby incorporated herein by reference thereto.
LSV Asset Management is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of LSV Asset Management is currently listed in the investment adviser registration Form ADV for LSV Asset Management (File No. 801-47689) and is hereby incorporated herein by reference thereto.
EARNEST Partners, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of EARNEST Partners, LLC is currently listed in the investment adviser registration on Form ADV for EARNEST Partners, LLC (File No. 801-56189) and is hereby incorporated by reference thereto.
Sapience Investments, LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director or officer of Sapience Investments, LLC is currently listed in the investment adviser registration on Form ADV for Sapience Investments, LLC (File No. 801-108274) and is hereby incorporated by reference thereto.
Marathon Asset Management LLP is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Marathon Asset Management LLP is listed in the investment adviser registration statement on Form ADV for Marathon Asset Management LLP (File No. 801-63397) and is hereby incorporated by reference thereto.
Baillie Gifford Overseas Limited is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Baillie Gifford Overseas Limited is listed in the investment adviser registration statement on Form ADV for Baillie Gifford Overseas Limited (File No. 801-21051) and is hereby incorporated by reference thereto.
Baring International Investment Limited is a subadviser to the Registrant’s investment adviser. The business or other connections of each director or officer of Baring International Investment Limited is listed in the investment adviser registration statement on Form ADV for Baring International Investment Limited (File No. 801-15160) and is hereby incorporated by reference thereto.
Sands Capital Management, LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Sands Capital Management, LLC is currently listed in the investment adviser registration statement on Form ADV for Sands Capital Management, LLC (File No. 801-64820) and is hereby incorporated herein by reference thereto.
Oaktree Capital Management, L.P. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Oaktree Capital Management, L.P. is currently listed in the investment adviser registration statement on Form ADV for Oaktree Capital Management, L.P. (File No. 801-48923) and is hereby incorporated herein by reference thereto.
Shenkman Capital Management, Inc. is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Shenkman Capital Management, Inc. is currently listed in the investment adviser registration on Form ADV for Shenkman Capital Management, Inc. (File No. 801-25180) and is hereby incorporated by reference thereto.

Crescent Capital Group LP is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Crescent Capital Group LP is currently listed in the investment adviser registration on Form ADV for Crescent Capital Group LP (File No. 801-71747) and is hereby incorporated by reference thereto.
Pacific Investment Management Company LLC is a subadviser to Registrant’s investment adviser. The business or other connections of each director and officer of Pacific Investment Management Company LLC is currently listed in the investment adviser registration on Form ADV for Pacific Investment Management Company LLC (File No. 801-48187) and is hereby incorporated by reference thereto.
BNP Paribas Asset Management USA, Inc. is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of BNP Paribas Asset Management USA, Inc. is currently listed in the investment adviser registration on Form ADV for BNP Paribas Asset Management USA, Inc. (File No. 801-10577) and is hereby incorporated by reference thereto.
Income Research + Management is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Income Research + Management is currently listed in the investment adviser registration on Form ADV for Income Research + Management (File No. 801-29482) and is hereby incorporated by reference thereto.
Acadian Asset Management LLC is a subadviser to Registrant’s investment adviser. The business and other connections of each director and officer of Acadian Asset Management LLC is currently listed in the investment adviser registration on Form ADV for Acadian Asset Management LLC (File No. 801-28078) and is hereby incorporated by reference thereto.
Item 32.    Principal Underwriter
(a)	None
(b)	The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Harbor Funds Distributors, Inc.:

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Charles F. McCain	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director and Chief Executive Officer	Chairman, Trustee and President
Anmarie S. Kolinski	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Chief Financial Officer, Executive Vice President and Treasurer	Treasurer
Erik D. Ojala	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Director, Executive Vice President and Chief Compliance Officer	Chief Compliance Officer
Charles P. Ragusa	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Executive Vice President and AML Compliance Officer	Vice President
Jodie L. Crotteau	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Assistant Secretary	Assistant Secretary
Hugh M. Kelly	33 Arch Street 20th Floor Boston, Massachusetts 02110	President	None
Rocco A. Ranieri	33 Arch Street 20th Floor Boston, Massachusetts 02110	Executive Vice President	None
John T. Yannone	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Robert C. Schultz	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Robert C. Atwell	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
John Clough	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President	None
Ben A. Coll	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Ross W. Frankenfield	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Rebecca Muse-Orlinoff	33 Arch Street 20th Floor Boston, Massachusetts 02110	Senior Vice President - Research	None
Stephanie A. Nee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President and Secretary	None
Deborah L. Well	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Jamie Lee	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Edward G. Leedom	111 South Wacker Drive 34th Floor Chicago, Illinois 60606	Senior Vice President	None
Torey Pellegrini	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
Scott Sinclair	33 Arch Street 20th Floor Boston, Massachusetts 02110	Vice President	None
(c)	Not applicable
Item 33.    Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. each of which is located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by each Fund’s respective subadviser at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34.    Management Services
Not applicable

Item 35.    Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on December 10, 2018.
Harbor Funds
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	December 10, 2018
/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 10, 2018
/s/ Scott M. Amero* Scott M. Amero	Trustee	December 10, 2018
/s/ Raymond J. Ball* Raymond J. Ball	Trustee	December 10, 2018
/s/ Donna J. Dean* Donna J. Dean	Trustee	December 10, 2018
/s/ Joseph L. Dowling, III* Joseph L. Dowling, III	Trustee	December 10, 2018
/s/ Randall A. Hack* Randall A. Hack	Trustee	December 10, 2018
/s/ Robert Kasdin* Robert Kasdin	Trustee	December 10, 2018
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	December 10, 2018
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	December 10, 2018
/s/ Charles F. McCain

Charles F. McCain
Attorney-in-Fact
Dated: December 10, 2018
*	As Attorney-in-Fact pursuant to Powers of Attorney previously filed in Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A on February 28, 2018.

HARBOR FUNDS
INDEX TO EXHIBITS IN REGISTRATION STATEMENT
NO.	EXHIBIT
99.a(2)	Establishment and Designation of Series of Shares of Beneficial Interest, $.01 Par Value Share dated November 19, 2018
99.d(40)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Marathon Asset Management LLP – Harbor International Fund – dated August 22, 2018
99.d(44)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Marathon Asset Management LLP – Harbor Diversified International All Cap Fund – dated August 22, 2018
99.d(53)	Contractual Expense Limitation between the Registrant and Harbor Capital Advisors, Inc. – Harbor Diversified International All Cap Fund – dated August 22, 2018
99.d(54)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Overseas Fund – dated March 1, 2019
99.d(55)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Acadian Asset Management LLC – Harbor Overseas Fund – dated March 1, 2019
99.p(3)	Jennison Associates LLC Code of Ethics dated November 26, 2018
99.p(7)	Westfield Capital Management Company, L.P. Code of Ethics dated August 22, 2018
99.p(8)	EARNEST Partners LLC Code of Ethics dated July 10, 2018
99.p(12)	Aristotle Capital Management, LLC Code of Ethics dated July 31, 2018
99.p(13)	Acadian Asset Management LLC Code of Ethics dated March 1, 2018
99.p(15)	Baillie Gifford Overseas Limited Code of Ethics dated September 1, 2018
99.p(18)	Baring International Investment Limited Code of Ethics dated September 1, 2018
I-1